UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-214

SENTINEL GROUP FUNDS, INC.

National Life Drive, Montpelier, Vermont 05604
Sentinel Asset Management, Inc.
National Life Drive, Montpelier, Vermont 05604

Registrant’s telephone number, including area code: (802)229-3113

Date of fiscal year end: November 30, 2009
Date of reporting period: November 30, 2009

Annual Report

November 30, 2009

Sentinel Capital Growth Fund
Sentinel Common Stock Fund
Sentinel Growth Leaders Fund
Sentinel Mid Cap Growth Fund
Sentinel Mid Cap Value Fund
Sentinel Small Company Fund
Sentinel Small/Mid Cap Fund

Sentinel Balanced Fund
Sentinel Conservative Allocation Fund
Sentinel Sustainable Core Opportunities Fund
Sentinel Sustainable Growth Opportunities Fund

Sentinel International Equity Fund

Sentinel Georgia Municipal Bond Fund
Sentinel Government Securities Fund
Sentinel Short Maturity Government Fund

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Table of Contents

4	Message to Shareholders
6	Understanding your Sentinel Funds Financial Statements
7	Sentinel Balanced Fund
12	Sentinel Capital Growth Fund
17	Sentinel Common Stock Fund
21	Sentinel Conservative Allocation Fund
26	Sentinel Georgia Municipal Bond Fund
29	Sentinel Government Securities Fund
33	Sentinel Growth Leaders Fund
37	Sentinel International Equity Fund
42	Sentinel Mid Cap Growth Fund
48	Sentinel Mid Cap Value Fund
53	Sentinel Short Maturity Government Fund
59	Sentinel Small Company Fund
63	Sentinel Small/Mid Cap Fund
67	Sentinel Sustainable Core Opportunities Fund
71	Sentinel Sustainable Growth Opportunities Fund
76	Statement of Assets and Liabilities
80	Statement of Operations
84	Statement of Changes in Net Assets
92	Financial Highlights
104	Notes to Financial Statements
122	Report of Independent Registered Public Accounting Firm
123	Actual and Hypothetical Expenses for Comparison Purposes
124	Expenses
126	Information and Services for Shareholders
129	Board Approval of Investment Advisory Agreements
131	Directors & Officers

Message to Shareholders

By the Skin of our Teeth

The world economy twelve months ago looked over a precipice and took fright. After a short period of confusion during administration changes, governments unleashed the largest ever seen fiscal and monetary stimulus on world economies.

Some ideas were good (providing liquidity to the system, government investment), some bad (increasing debt in every major western economy) and some disastrous (providing lifelines to companies pleading special treatment). But we came through and capital markets nearly everywhere had a good year: domestic equities, international and emerging market equities, U.S. corporate and high yield bonds and commodities. The only place where investors fared less well was in assets that performed in 2008, namely money market, U.S. treasuries, agencies and OECD sovereign bonds.

So, we made it. We are about to enter Phase 3 of the “Great Recession” and the next twelve months are critical. Let’s quickly look at what happened to set the stage:

Phase 1: low-interest rates from 2003 to 2008, and the ugly twin of excess leverage, spurred lending to poor-quality borrowers. Bank trading desks packaged and sold the loans as exotica. The exotica became illiquid and difficult to price. The banks could not mark the exotica to market, their capital and equity slipped and confidence in financial intermediaries collapsed. The world saw a true liquidity crisis where the wheels of money, savings and borrowing seized. Economic activity plummeted. The banks asked for special treatment and got it.

Phase 2: from 2008 to 2009, the banks took on special government loans to bust the liquidity dam. Central Banks ran interest rates down to practically zero, governments everywhere passed a series of fiscal stimulus packages. Versions of cash-for-clunkers, special credits and incentives appeared from Beijing to Bogota. The banks borrowed cheap and spent the money on trading assets with higher risk, and, this time, higher returns. Bankers breathed a sigh of relief and started to reward themselves in the ways they felt entitled. Economies stabilized but at a cost of huge government indebtedness and spiraling unemployment. Keynesians felt vindicated and a new era of benign government largesse arrived.

But the bad news is that today’s stability is fragile, much of it is highly dependent on government support. The economic signals remain irritatingly ambiguous. In the U.S. every major economic statistic seems to have its corollary: manufacturing and productivity up, store and housing sales declining and jobless, unemployment and hours-worked numbers deteriorating.

So we are entering the critical Phase 3. This is where we need to see the following:

Economy: employment will be the only statistic that matters. Companies will be slow to hire and local and national government can only take up part of the slack. Confidence is stable. It could improve markedly in 2010 if uncertainties like health care, taxes, savings and housing ease. On the

Message to Shareholders

whole, we prefer to be optimistic and with good reason. The U.S. economy is remarkably resilient. We will not follow the Japanese example nor will we move into European welfare statism. The engines of entrepreneurialism are just below the surface and companies have done a remarkable job in inducing productivity gains.

U.S. credit: in 2009 there was a “flight to risk.” Demand for higher income assets meant that investors looked for yield. And they found it in corporate bonds, emerging markets, high yields and even municipals. Spreads tightened and defaults turned out less than expected. But such was not the story in government bonds. The issuance of Treasuries and other government-backed securities soared 64% from two years ago. This has flooded the market to the point where the Treasury issues the entire yield curve (i.e. 2-year to 30-year securities) every month. The market does not like it. For confidence to return, we need to see less government borrowing or more revenues, or both. This could happen if the economy stabilizes and rates inch up to create a more stable yield curve. Non-government bonds look attractive. Pension funds, insurance companies and individual investors all need current income from bonds and demand outstrips supply. So we feel confident there.

China has done well in 2009. We expected it and invested both directly in China in our International fund and indirectly in U.S.-based companies with China themes in our U.S. funds. China directed its stimulus to the consumer and saw its economy grow by over 9%. It should continue to do so in 2010. We expect the Chinese government to balance the needs for the domestic economy with demands for yuan revaluation. China’s infrastructure needs, improving living standards, growing consumer market and healthcare and emerging nationalism will remain important. The theme of China and the benefits of its growth will be with us for many years to come.

There is much talk of the “lost decade” of investing. Indeed the 10-year returns on the S&P1 look pretty awful when taken on a point-to-point measure. But this hides gains that can be made by judicious asset allocation and investing with a fund company that takes risk and the management of downsize risk very seriously. We would also caution that “buy and hold” does not mean “buy and forget.” We believe in active management and moving to where we think returns will come. We continue to believe in our investment style. We have practiced it for many years with some of the most seasoned and successful portfolio managers in the business.

We look forward to the next ten years.

1	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly into an index.

Asset allocation will not protect you from a loss or ensure a profit.

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investment in Securities

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

•	a list of each investment
•	the number of shares/par amount of each stock, bond or short-term note
•	the market value of each investment
•	the percentage of investments in each industry
•	the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

•	income earned from investments
•	management fees and other expenses
•	gains or losses from selling investments (known as realized gains or losses)
•	gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

•	operations — a summary of the Statement of Operations for the most recent period
•	distributions — income and gains distributed to shareholders
•	capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	income and capital gains distributions paid to shareholders
•	share price at the end of the period

It also includes some key statistics for the period:

•	total return — the overall percentage return of the fund, assuming reinvestment of all distributions
•	expense ratio — operating expenses as a percentage of average net assets
•	net income ratio — net investment income as a percentage of average net assets
•	portfolio turnover — the percentage of the portfolio that was replaced during the period.

Sentinel Balanced Fund
(Unaudited)

The Sentinel Balanced Fund Class A shares had a total return of 22.16%* for the fiscal year ending November 30, 2009, compared to the 25.39% return for the Standard & Poor’s 500 Composite Stock Price Index1 and the 11.63% return for the Barclays Aggregate Bond Index.2 The Fund’s performance compared to the 26.14% total return for the Morningstar Moderate Allocation Category.3

The Fund’s asset allocation as of November 30, 2009 was 68% stocks, 28% bonds, and 4% cash and cash equivalents. The Fund’s equity portion comprises a diversified portfolio of high-quality companies with our assessment of strong fundamentals and reasonable valuations. Despite a difficult economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Technology, Basic Materials, and Consumer Discretionary, areas where the Fund was reasonably well represented. Among the weakest sectors during the past year were Energy and Financials.

Within the fixed-income market, we saw a decisive reversal of the flight-to quality trade evident in 2008 that resulted in the strong relative performance of the Sentinel Balanced Fund for that year. Throughout 2009, however, strong investor demand propelled the returns of the risk sectors to double digits, leaving U.S. Treasury securities as the worst performing asset class within the fixed-income market. The investment objective of the fixed income portion of the Fund is to provide current income, with relatively low risk and relatively low fluctuations in value, thus a large percentage of the Fund’s fixed income assets are invested in U.S. government securities.

Despite the volatile markets experienced over the past year, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high quality, large-cap companies. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating free cash flow, and managing their capital prudently. We believe a high-quality equity portfolio and a sizeable commitment to fixed-income securities should generate an attractive income stream and serve to reduce overall portfolio risk for the Sentinel Balanced Fund.

We greatly appreciate your continuing support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

2 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Balanced Fund

Performance Notes (Unaudited)
Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.
Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares, Class B shares, Class C shares and Class D shares)

November 30, 1999 – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)

November 30, 1999 – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class B shares		Class C shares		Class D shares		Class I shares
	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	Class	Symbol

1 year	22.16%	16.07%	20.74%	16.74%	21.00%	20.00%	20.50%	14.50%	21.69%	A	SEBLX
3 years	-0.01	-1.71	-1.03	-1.92	-0.98	-0.98	-0.92	-2.40	-0.10	B	SEBBX
5 years	3.68	2.62	2.69	2.36	2.68	2.68	3.02	2.35	3.63	C	SBACX
10 years	3.88	3.35	3.38	3.38	2.86	2.86	2.97	2.97	3.85	D	SBLDX
										I	SIBLX

Inception Date of the Fund – 11/15/38

Note that Fund performance for Class A shares in the above graph, and performance shown for the Average Annual Total Return with max sales charge in the accompanying table, reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. A Contingent Deferred Sales Charge (CDSC) of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

Fund performance for Class B, C and D shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses. Performance shown for the Average Annual Total Return with max sales charge in the accompanying table for Class B, C and D shares includes a deduction for the maximum CDSC: B shares 4%, C shares 1% and D shares 6%. CDSCs decline to 0% over periods of one to eight years, depending on the share class and amount invested. Performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Balanced Fund Class A, B, C, D & I shares; A – 1.14%, B – 2.11%, C – 2.15%, D – 2.08%, I –1.02%. Expense ratio data for Class A, B, C, D & I shares is sourced from the prospectuses dated March 31, 2009.

Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

Sentinel Balanced Fund

Fund Profile
at November 30, 2009

Portfolio Weightings

Asset Category	Percent of Net Assets

Domestic Common Stocks	64.1%

U.S. Government Obligations	27.4%

Foreign Stocks & ADR's	3.6%

Corporate Bonds	1.0%

Cash and Other	3.9%

Top 10 Equity Holdings*

Description	Percent of Net Assets

ExxonMobil Corp.	2.6%

United Technologies Corp.	1.7%

Johnson & Johnson	1.5%

Chevron Corp.	1.4%

Procter & Gamble Co.	1.4%

Microsoft Corp.	1.4%

Time Warner, Inc.	1.2%

Int'l. Business Machines Corp.	1.2%

Merck & Co, Inc.	1.2%

Canadian National Railway Co.	1.2%

Total of Net Assets*	14.8%

Top 10 Fixed Income Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets

FNMA 735925	5.00%	10/01/35	5.7%

U.S. Treasury Note	3.125%	05/15/19	5.1%

GNMA 701568	6.00%	01/15/39	3.4%

U.S. Treasury Bond	3.50%	02/15/39	2.7%

FNMA 745093	5.50%	12/01/35	2.6%

FGLMC A47038	5.00%	09/01/35	1.6%

GNMA 701943	5.00%	06/15/39	1.6%

FNMA AC1241	5.00%	07/01/39	1.4%

FNMA 745275	5.00%	02/01/36	1.2%

FNMA AA7936	4.50%	01/01/36	0.7%

Total of Net Assets*			26.0%

Average Effective Duration (for all Fixed Income Holdings) 5.2 years**

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Investment in Securities

at November 30, 2009

	Principal Amount (M=$1,000)	Value (Note 2)

U.S. Government Obligations 27.4%
U.S. Government Agency Obligations 19.6%
Federal Home Loan Mortgage Corporation 1.9%
Mortgage-Backed Securities:
15-Year:
FHLMC E01488 5%, 10/01/18	50M	$53,363
FHLMC E01492 5.5%, 10/01/18	31M	33,879
FHLMC G18091 6%, 12/01/20	23M	25,316
FHLMC G18106 5.5%, 03/01/21	40M	42,951
FHLMC G11943 5.5%, 04/01/21	44M	47,671

		203,180

20-Year:
FHLMC P00020 6.5%, 10/01/22	343M	369,563

30-Year:
FHLMC G08062 5%, 06/01/35	62M	64,700
FGLMC A47038 5%, 09/01/35	3,489M	3,666,512

		3,731,212

Total Federal Home Loan Mortgage Corporation		4,303,955

Federal National Mortgage Association 12.7%
Collateralized Mortgage Obligations:
FNR 02-2 UC 6%, 02/25/17	42M	45,217

Mortgage-Backed Securities:
15-Year:
FNMA 254907 5%, 10/01/18	46M	49,498
FNMA 255273 4.5%, 06/01/19	75M	79,596
FNMA 255358 5%, 09/01/19	19M	20,243

		149,337

30-Year:
FNMA 500296 6%, 04/01/29	14M	15,574
FNMA 545759 6.5%, 07/01/32	1M	1,252
FNMA 687301 6%, 11/01/32	790	856
FNMA 690305 5.5%, 03/01/33	17M	18,391
FNMA 748895 6%, 12/01/33	610M	657,656
FNMA 811311 4.74%, 12/01/34	12M	12,947
FNMA 810896 4.082%, 01/01/35	11M	11,344
FNMA 819360 4.5%, 03/01/35	1,280M	1,320,576

The accompanying notes are an integral part of the financial statements.

Sentinel Balanced Fund

	Principal Amount (M=$1,000)	Value (Note 2)

FNMA 832258 4.807%, 08/01/35	61M	$63,821
FNMA 735925 5%, 10/01/35	12,109M	12,726,863
FNMA 797721 5.5%, 10/01/35	42M	45,025
FNMA 745093 5.5%, 12/01/35	5,570M	5,944,829
FNMA AA7936 4.5%, 01/01/36	1,583M	1,633,849
FNMA 745275 5%, 02/01/36	2,659M	2,794,383
FNMA AC1241 5%, 07/01/39	2,962M	3,111,561

		28,358,927

Total Federal National Mortgage Association		28,553,481

Government National Mortgage Corporation 5.0%
Mortgage-Backed Securities:
15-Year:
GNMA 514482 7.5%, 09/15/14	52M	56,020

30-Year:
GNMA 701568 6%, 01/15/39	7,037M	7,543,140
GNMA 701943 5%, 06/15/39	3,479M	3,665,569

		11,208,709

Total Government National Mortgage Corporation		11,264,729

Total U.S. Government Agency Obligations		44,122,165

U.S. Treasury Obligations 7.8%
3.125%, 05/15/19	11,500M	11,446,996
3.5%, 02/15/39	7,000M	6,172,033

		17,619,029

Total U.S. Government Obligations
(Cost $60,429,565)		61,741,194

Corporate Bonds 1.0% Basic Industry 0.4%
CBS Corp. 4.625%, 05/15/18	500M	458,821
Republic Services, Inc. 5.25%, 11/15/21 (b)	500M	509,956

		968,777

Capital Goods 0.2%
Amphenol Corp. 4.75%, 11/15/14	500M	512,715

Consumer Cyclical 0.1%
Macy’s Retail Holdings, Inc. 5.75%, 07/15/14	200M	192,500

Energy 0.3%
Atmos Energy Corp. 4.95%, 10/15/14	15M	16,152
Cenovus Energy, Inc. 4.5%, 09/15/14 (b)	500M	524,497

		540,649

Financials 0.0%
Citigroup, Inc. 0.4213%, 05/18/10	50M	49,910
First Horizon Alt. Mtg. 5.5%, 03/25/35	4M	3,852

		53,762

Real Estate 0.0%
Brandywine Operating Partnership LP
5.4%, 11/01/14	5M	4,746

Telecommunications 0.0%
Corning, Inc. 6.2%, 03/15/16	15M	16,471

Total Corporate Bonds
(Cost $2,264,223)		2,289,620

	Shares

Domestic Common Stocks 64.1%
Consumer Discretionary 5.0%
Coach, Inc.	18,100	628,975
Comcast Corp.	115,000	1,588,150
Gap, Inc.	34,000	728,280
McDonald’s Corp.	22,890	1,447,792
McGraw-Hill Cos., Inc.	50,000	1,498,000
Nike, Inc.	12,500	811,125
Polo Ralph Lauren Corp.	10,000	768,500
Time Warner Cable, Inc.	25,000	1,047,250
Time Warner, Inc.	88,200	2,709,504

		11,227,576

Consumer Staples 6.2%
Altria Group, Inc.	30,000	564,300
CVS Caremark Corp.	34,600	1,072,946
HJ Heinz Co.	35,000	1,485,750
Kellogg Co.	33,420	1,757,224
Kimberly-Clark Corp.	15,000	989,550
Kraft Foods, Inc.	40,000	1,063,200
PepsiCo, Inc.	40,000	2,488,800
Philip Morris Int’l., Inc.	29,500	1,418,655
Procter & Gamble Co.	50,000	3,117,500

		13,957,925

Energy 8.5%
Apache Corp.	5,000	476,400
Chevron Corp.	40,000	3,121,600
EOG Resources, Inc.	22,500	1,946,025
ExxonMobil Corp.	78,000	5,855,460
Marathon Oil Corp.	25,000	815,500
Noble Energy, Inc.	25,000	1,631,250
Pride Int’l., Inc. *	22,200	702,186
Schlumberger Ltd.	35,000	2,236,150
Transocean Ltd. *	15,000	1,280,850
Weatherford Int’l. Ltd. *	58,000	968,600

		19,034,021

Financials 7.0%
ACE Ltd.	25,000	1,217,750
American Express Co.	40,000	1,673,200
Bank of America Corp.	60,000	951,000
Bank of New York Mellon Corp.	45,000	1,198,800
Goldman Sachs Group, Inc.	8,803	1,493,517
JPMorgan Chase & Co.	43,670	1,855,538
Marsh & McLennan Cos., Inc.	30,000	676,500
MetLife, Inc.	25,000	854,750
Morgan Stanley	25,000	789,500
The Travelers Cos., Inc.	40,000	2,095,600
US Bancorp	75,000	1,809,750
Wells Fargo & Co.	40,000	1,121,600

		15,737,505

Health Care 11.4%
Aetna, Inc.	30,000	873,300
Amgen, Inc. *	20,000	1,127,000
Baxter Int’l., Inc.	17,330	945,352
Becton Dickinson & Co.	10,000	748,000
Bristol-Myers Squibb Co.	60,000	1,518,600
Celgene Corp. *	20,000	1,109,000
Covidien PLC	20,000	936,400
Eli Lilly & Co.	35,000	1,285,550
Forest Laboratories, Inc. *	25,000	766,500
Gen-Probe, Inc. *	20,000	833,800
Gilead Sciences, Inc. *	25,000	1,151,250
Johnson & Johnson	52,540	3,301,614
Medco Health Solutions, Inc. *	15,000	947,400
Medtronic, Inc.	50,000	2,122,000
Merck & Co, Inc.	74,602	2,701,338
Mettler-Toledo Int’l., Inc. *	10,000	994,800
Pfizer, Inc.	100,000	1,817,000
St. Jude Medical, Inc. *	25,000	917,750
Zimmer Holdings, Inc. *	25,000	1,479,250

		25,575,904

Industrials 11.0%
Boeing Co.	25,000	1,310,250
Canadian National Railway Co.	49,600	2,608,960
Deere & Co.	20,000	1,070,200
General Dynamics Corp.	34,900	2,299,910

Sentinel Balanced Fund

	Shares	Value (Note 2)

General Electric Co.	125,000	$2,002,500
Honeywell Int’l., Inc.	55,400	2,131,238
L-3 Communications Holdings, Inc.	10,000	783,700
Lockheed Martin Corp.	21,200	1,637,276
McDermott Int’l., Inc. *	50,000	1,047,000
Northrop Grumman Corp.	25,000	1,370,000
Tyco Int’l. Ltd.	26,525	951,452
Union Pacific Corp.	28,200	1,783,932
United Technologies Corp.	57,000	3,832,680
Waste Management, Inc.	60,000	1,970,400

		24,799,498

Information Technology 10.5%
Accenture PLC	40,000	1,641,600
Activision Blizzard, Inc. *	75,000	854,250
Adobe Systems, Inc. *	25,000	877,000
Broadcom Corp. *	50,000	1,460,000
Check Point Software Technologies *	30,000	947,700
Cisco Systems, Inc. *	75,000	1,755,000
Dolby Laboratories, Inc. *	25,000	1,118,000
EMC Corp. *	115,100	1,937,133
Intel Corp.	50,000	960,000
Intersil Corp.	50,000	646,000
Int’l. Business Machines Corp.	21,437	2,708,565
Juniper Networks, Inc. *	30,000	783,900
KLA-Tencor Corp.	30,000	937,200
Microsoft Corp.	104,010	3,058,934
NetApp, Inc. *	50,000	1,541,000
Teradata Corp. *	32,900	963,970
Texas Instruments, Inc.	60,000	1,517,400

		23,707,652

Materials 2.2%
EI Du Pont de Nemours & Co.	50,000	1,729,000
Freeport-McMoRan Copper & Gold, Inc.	25,000	2,070,000
Praxair, Inc.	15,000	1,230,450

		5,029,450

Telecommunication Services 1.6%
AT&T, Inc.	50,000	1,347,000
Rogers Communications, Inc.	25,000	756,500
Verizon Communications, Inc.	50,000	1,573,000

		3,676,500

Utilities 0.7%
Entergy Corp.	20,000	1,573,000

Total Domestic Common Stocks
(Cost $110,022,130)		144,319,031

Foreign Stocks & ADR’s 3.6%
Australia 0.7%
BHP Billiton Ltd. ADR	20,000	1,506,000

Finland 0.4%
Nokia Corp. ADR	75,000	994,500

Germany 0.6%
SAP AG ADR	30,000	1,436,100

Israel 0.5%
Teva Pharmaceutical Industries Ltd. ADR	20,000	1,055,800

Mexico 0.9%
America Movil SA de CV ADR	40,000	1,935,200

United Kingdom 0.5%
Diageo PLC ADR	15,000	1,014,150

Total Foreign Stocks & ADR’s
(Cost $6,874,963)		7,941,750

	Principal Amount (M=$1,000)

Corporate Short-Term Notes 2.2%
Abbott Labs 0.08%, 12/09/09	3,000M	2,999,947
Chevron Texaco Funding Corp. 0.07%, 12/03/09	2,000M	1,999,992
Total Corporate Short-Term Notes
(Cost $4,999,939)		4,999,939
Total Investments 98.3%
(Cost $184,590,820)†		221,291,534
Other Assets in Excess of Liabilities 1.7%		3,868,614
Net Assets 100.0%		$225,160,148

*	Non-income producing

†

Cost for federal income tax purposes is $185,278,073. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $36,013,461 of which $43,161,277 related to appreciated securities and $7,147,816 related to depreciated securities.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the market value of rule 144A securities amounted to $1,034,453 or 0.46% of net assets.

ADR	-	American Depository Receipt

Sentinel Capital Growth Fund
(Unaudited)

During the fiscal year ending November 30, 2009, the U.S. economy went from negative to positive territory as credit availability froze and then thawed. Reliquification by central banks and stimulus efforts around the world helped to stem a global credit crisis following the abrupt collapse of Lehman Brothers in mid-September 2008. The positive turn in the equity markets came in mid-March 2009.

The Sentinel Capital Growth Fund Class A shares increased 31.26%* for the fiscal year ending November 30, 2009 compared to gains of 35.50% for the Russell 1000 Growth Index1 and 25.39% for the Standard & Poor’s 500 Composite Stock Price Index.2 Most of the gains came from P/E expansion, especially for low-quality stocks coming off the bottom. Our focus is more on high-quality companies with market leadership and access to capital, and these stocks generally lagged.

All sectors contributed to gains in the overall fiscal year, with the exception of Telecommunication Services. The Materials, Information Technology, Healthcare, Consumer Staples and Financial sectors contributed most strongly to the portfolio’s performance. Stocks that contributed the greatest annual gains were Freeport-McMoran Copper & Gold, Praxair, BHP Billiton, BlackRock, Walgreen, SPDR Gold Trust and IBM.

Sectors that contributed strongly to the portfolio’s performance in the first half of the fiscal year were Materials, Information Technology and Financials. Stocks that contributed the greatest gains in the first half were Praxair, Freeport-McMoran Copper & Gold, IBM, BHP Billiton, SPDR Gold Trust, BlackRock and Walgreen. The Telecommunications Services and Industrial sectors declined.

All sectors contributed positively to performance in the second half of the fiscal year. Sectors that contributed the most to performance were Information Technology, Materials, Consumer Staples, Healthcare, Energy and Industrials. Stocks that contributed the greatest gains in the second half of the fiscal year were Freeport-McMoran Copper & Gold, BlackRock, Emerson Electric, Walgreen, BHP Billiton, Cognizant Technology and SPDR Gold Trust.

The Capital Growth Fund celebrated its 15th Birthday on August 1st. Performance over the 15 years ending November 30, 2009 was 7.58% annualized compared to 6.77% for the Russell 1000 Growth Index and 8.01% for the Standard & Poor’s 500 Composite Stock Price Index.

We look for a bottoming U.S. economy to recover slowly. On the positive side, mortgage rates are close to 5% and housing affordability is high, inventories are low and deferred demand is building the longer that we go out in time for replacing cars and computers and buying homes. On the other hand, a weaker dollar will lead to higher prices for imported goods, and unprecedented government deficits are likely to lead to higher interest rates.

Growth outside the United States should be more buoyant, especially in emerging markets such as China, India and Brazil. Urbanization, industrialization, demand for a higher living standard and positive capital flows should spur economic growth. Going forward, demand for energy and basic materials and the pricing thereof will be largely driven by emerging markets. Generally, capital will move towards markets with greater growth opportunities, favorable pro-growth policies, lower taxes, and potentially, higher risk-adjusted investment returns.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

2 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

Sentinel Capital Growth Fund

U.S. companies are increasingly global often with more than half of sales coming from outside the United States. Many of the investments in the portfolio are companies with significant and growing international exposure, especially in faster-growing, less mature emerging markets. Any weakening in the U.S. dollar, because of unprecedented government deficits and higher borrowing needs, should bolster foreign-sourced earnings when converted into U.S. dollars.

With the potential for a synchronized global recovery in 2010 and beyond, at least some of the trillions of dollars parked on the sidelines in low-yielding cash equivalents are likely to be redeployed into equities that will benefit from global growth. Companies have been reducing expenses aggressively to offset declining revenues during this economic downturn, and as economic conditions improve, operating margins and profits should expand on rising sales. We continue to focus on companies with diversified product lines and geographic exposure, financial strength and access to the capital markets.

The Capital Growth Fund is a diversified portfolio of 60-90 stocks. Investments are made in companies with strong fundamentals within a macroeconomic framework. Focus is on companies that are positioned to benefit from the long-term payoff on research, plant and market expansion.

Sentinel Capital Growth Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)
November 30, 1999 – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)
November 30, 1999 – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class C shares		Class I shares

	Without Sales Charge	With Max Sales Charge	Without Charge Sales	With Max Sales Charge	Without Sales Charge	Class	Symbol

1 year	31.26%	24.68%	29.47%	28.47%	30.97%	A	BRGRX
3 years	-2.32	-3.97	-3.87	-3.87	-2.31	C	SECGX
5 years	1.69	0.65	0.36	0.36	1.70	I	SICGX
10 years	-0.28	-0.79	-1.27	-1.27	-0.28

Inception Date of the Fund – 8/01/94

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Capital Growth Fund, which began operations on March 17, 2006, is the successor to the Bramwell Growth Fund, a series of The Bramwell Funds, Inc., which began operations on August 1, 1994. Performance for the Fund’s Class A shares prior to March 17, 2006 is based on the performance of its predecessor, restated to reflect the maximum front-end sales charge of Class A shares. Performance prior to March 17, 2006 does not reflect the higher Rule 12b-1 fees for Class A shares in effect on and after March 17, 2006. If it did returns would be lower. Performance for the Fund’s Class C shares prior to their inception on March 17, 2006 is based on its predecessor restated to reflect the back-end sales charges and estimated higher ongoing expenses of Class C shares. Performance of the Fund’s Class I shares prior to March 17, 2006 is based on its predecessor and from March 17, 2006 to their inception on August 27, 2007, on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Capital Growth Fund Class A, C, & I shares; A – 1.34%, C – 2.80%, I – 1.20%. Expense ratio data for Class A, C & I shares is sourced from the prospectuses dated March 31, 2009.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

Sentinel Capital Growth Fund

Fund Profile
at November 30, 2009

Top Sectors

Sector	Percent of Net Assets

Materials	16.6%

Information Technology	15.8%

Energy	12.3%

Consumer Staples	11.2%

Health Care	11.2%

Industrials	8.7%

Consumer Discretionary	8.4%

Financials	4.2%

U.S. Treasury Obligations	4.1%

Top 10 Holdings*

Description	Percent of Net Assets

Praxair, Inc.	4.3%

McDonald’s Corp.	3.9%

SPDR Gold Trust	3.7%

Int’l. Business Machines Corp.	3.7%

Walgreen Co.	2.8%

Roche Holding AG	2.8%

Emerson Electric Co.	2.8%

Freeport-McMoRan Copper & Gold, Inc.	2.5%

Colgate-Palmolive Co.	2.5%

Schlumberger Ltd.	2.3%

Total of Net Assets	31.3%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2009

	Shares	Value (Note 2)

Domestic Common Stocks 78.1%
Consumer Discretionary 8.4%
AutoZone, Inc. *	4,000	$591,480
Dollar General Corp. *	6,000	138,000
Dollar Tree, Inc. *	7,000	342,790
Home Depot, Inc.	50,000	1,368,000
McDonald’s Corp.	75,500	4,775,375
Tiffany & Co.	45,000	1,920,600
Yum! Brands, Inc.	35,000	1,234,450

		10,370, 695

Consumer Staples 11.2%
Bunge Ltd.	15,100	934,690
Colgate-Palmolive Co.	36,000	3,030,840
Corn Products Int’l., Inc.	43,400	1,216,936
JM Smucker Co.	31,000	1,831,480
PepsiCo, Inc.	24,554	1,527,750
Procter & Gamble Co.	15,770	983,260
Walgreen Co.	90,000	3,500,100
Wal-Mart Stores, Inc.	15,000	818,250

	,	13,843,306

Energy 11.9%
Arch Coal, Inc.	13,000	271,180
EOG Resources, Inc.	15,000	1,297,350
ExxonMobil Corp.	35,000	2,627,450
Noble Corp.	25,000	1,032,750
Occidental Petroleum Corp.	26,000	2,100,540
Peabody Energy Corp.	42,300	1,880,658
Schlumberger Ltd.	43,600	2,785,604
St. Mary Land & Exploration Co.	20,000	647,600
Suncor Energy, Inc.	25,000	905,250
Transocean Ltd. *	14,000	1,195,460

		14,743,842

Financials 4.2%
BlackRock, Inc.	6,000	1,362,480
CME Group, Inc.	1,500	492,345
JPMorgan Chase & Co.	10,000	424,900
Northern Trust Corp.	30,900	1,529,550
Wells Fargo & Co.	50,500	1,416,020

		5,225,295

Health Care 8.4%
Covidien PLC	15,000	702,300
Express Scripts, Inc. *	10,000	858,000
Gilead Sciences, Inc. *	50,400	2,320,920
Johnson & Johnson	20,000	1,256,800
Medtronic, Inc.	48,428	2,055,284
St. Jude Medical, Inc. *	37,000	1,358,270
Stryker Corp.	35,000	1,764,000

		10,315,574

Industrials 8.7%
Canadian Pacific Railway Ltd.	20,000	969,200
Donaldson Co., Inc.	30,000	1,275,000
Emerson Electric Co.	84,000	3,478,440
Goodrich Corp.	23,000	1,364,820
Illinois Tool Works, Inc.	10,000	486,400
Jacobs Engineering Group, Inc. *	35,000	1,224,650
Union Pacific Corp.	30,000	1,897,800

		10,696,310

Information Technology 15.8%
ANSYS, Inc. *	15,000	584,100
Apple, Inc. *	12,000	2,398,920
Autodesk, Inc. *	63,000	1,477,350
Automatic Data Processing, Inc.	23,763	1,032,502
Cisco Systems, Inc. *	70,870	1,658,358
Cognizant Technology Solutions Corp. *	43,000	1,888,990
EMC Corp. *	20,400	343,332
Hewlett-Packard Co.	35,000	1,717,100
Intel Corp.	55,000	1,056,000
Int’l. Business Machines Corp.	36,000	4,548,600
Microsoft Corp.	40,000	1,176,400
Visa, Inc.	20,000	1,620,000

		19,501,652

Materials 9.5%
Commercial Metals Co.	25,000	397,500
Freeport-McMoRan Copper & Gold, Inc.	37,340	3,091,752
Monsanto Co.	12,000	969,000
Nucor Corp.	12,900	547,089

The accompanying notes are an integral part of the financial statements.

Sentinel Capital Growth Fund

	Shares	Value (Note 2)

Potash Corp. of Saskatchewan, Inc.	6,000	$674,520
Praxair, Inc.	65,000	5,331,950
Yamana Gold, Inc.	50,000	666,500

		11,678,311

Total Domestic Common Stocks
(Cost $72,438,666)		96,374,985

Exchange Traded Funds 3.7%
Materials 3.7%
SPDR Gold Trust *
(Cost $2,900,530)	40,000	4,626,000

Foreign Stocks & ADR’s 6.6%
Australia 2.2%
BHP Billiton Ltd. ADR	36,000	2,710,799

Brazil 1.6%
Petroleo Brasileiro SA ADR	10,000	512,800
Vale SA ADR	50,000	1,433,500

		1,946,300

Switzerland 2.8%
Roche Holding AG ADR	85,000	3,481,600

Total Foreign Stocks & ADR’s
(Cost $5,713,609)		8,138,699

	Principal Amount (M=$1,000)

Corporate Short-Term Notes 4.9%
Chevron Texaco Funding Corp.
0.07%, 12/02/09	3,300M	3,299,994
0.09%, 12/04/09	1,000M	999,992
Nestle Cap Corp
0.05%, 12/02/09	1,700M	1,699,998

Total Corporate Short-Term Notes (Cost $5,999,984)		5,999,984

U.S. Government Obligations 4.1%
0.05%, 12/10/09
(Cost $4,999,938)	5,000M	4,999,938

Total Investments 97.4%
(Cost $92,052,726)†		120,139,606
Other Assets in Excess of Liabilities 2.6%		3,262,335

Net Assets 100.0%		$123,401,941

*	Non-income producing

†

Cost for federal income tax purposes is $97,118,240. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $23,021,366 of which $26,034,893 related to appreciated securities and $3,013,527 related to depreciated securities.

ADR	-	American Depository Receipt

SPDR	-	Standard & Poor’s Depository Receipts

Sentinel Common Stock Fund
(Unaudited)

The Sentinel Common Stock Fund Class A shares had a return of 27.36%* for the fiscal year ending November 30, 2009, compared to a same time period return of 25.39% for the Fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index1 and a 27.38% return for the Russell 1000 Index.2

The Fund is a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations. Strong stock selection across the portfolio throughout this past fiscal year resulted in the Fund’s performance advantage over its primary market benchmark. Despite a difficult economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Technology, Basic Materials, and Consumer Discretionary, areas in which the Fund was reasonably well represented. Among the weakest sectors during the past year were Energy and Financials.

After an unsettling beginning of the year, we took the opportunity to shift our defensive stance into stocks more likely to benefit from an eventual economic rebound. Throughout this past year, we selectively increased our Consumer Discretionary and Technology exposure, while lowering our Industrials and Consumer Staples stake and maintaining our strategy of concentrating around sectors and companies with stable growth prospects. We also increased our exposure to Healthcare, Telecommunications and Utilities companies. While the overall growth prospects are lower than in previous years, given the global recession, on a relative basis we believe the risk/reward scenario for our holdings is attractive given reasonable valuations and the very sound financial strength of the companies we own in the Fund.

Despite the volatile equity markets experienced over the past year, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating free cash flow, and managing their capital prudently. It is these types of companies in which we plan to invest the bulk of the Sentinel Common Stock Fund’s assets.

Thank you for your continued support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

Sentinel Common Stock Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares, Class B shares and Class C shares)

November 30, 1999 – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)

November 30, 1999 – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class B shares		Class C shares		Class I shares
	Without Charge Sales	With Max Sales Charge	Without Charge Sales	With Max Sales Charge	Without Charge Sales	With Max Sales Charge	Without Sales Charge	Class	Symbol
1 year	27.36%	20.97%	25.57%	21.57%	26.12%	25.12%	27.91%	A	SENCX
3 years	-3.26	-4.90	-4.38	-5.26	-4.16	-4.16	-2.90	B	SNCBX
5 years	2.88	1.83	1.78	1.45	1.88	1.88	3.11	C	SCSCX
10 years	2.70	2.17	2.14	2.14	1.68	1.68	2.81	I	SICWX

Inception Date of the Fund – 1/12/34

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Common Stock Fund Class A, B, C, & I shares; A – 1.16%, B – 2.20%, C – 2.03%, I – 0.72%. Expense ratio data for Class A, B, C & I shares is sourced from the prospectuses dated March 31, 2009.

Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

Sentinel Common Stock Fund

Fund Profile
at November 30, 2009

Top Sectors

Sector	Percent of Net Assets

Information Technology	17.9%

Health Care	16.4%

Energy	12.6%

Industrials	12.2%

Financials	10.2%

Consumer Staples	10.1%

Consumer Discretionary	7.3%

Materials	4.3%

Telecommunication Services	3.5%

Utilities	1.5%

Top 10 Holdings*

Description	Percent of Net Assets

ExxonMobil Corp.	3.2%

Procter & Gamble Co.	2.4%

Int’l. Business Machines Corp.	2.3%

Johnson & Johnson	2.2%

Schlumberger Ltd.	1.9%

PepsiCo, Inc.	1.9%

United Technologies Corp.	1.9%

Microsoft Corp.	1.6%

Honeywell Int’l., Inc.	1.6%

Freeport-McMoRan Copper & Gold, Inc.	1.5%

Total of Net Assets	20.5%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities at November 30, 2009

	Shares	Value (Note 2)

Domestic Common Stocks 91.5%
Consumer Discretionary 7.3%
Coach, Inc.	100,000	$3,475,000
Comcast Corp.	800,000	11,048,000
Gap, Inc.	384,000	8,225,280
McDonald’s Corp.	137,500	8,696,875
McGraw-Hill Cos., Inc.	275,000	8,239,000
Nike, Inc.	125,000	8,111,250
Polo Ralph Lauren Corp.	50,000	3,842,500
Time Warner Cable, Inc.	180,000	7,540,200
Time Warner, Inc.	475,000	14,592,000
TJX Cos., Inc.	120,700	4,632,466

		78,402,571

Consumer Staples 9.5%
Altria Group, Inc.	225,000	4,232,250
CVS Caremark Corp.	325,000	10,078,250
HJ Heinz Co.	175,000	7,428,750
Kellogg Co.	150,000	7,887,000
Kimberly-Clark Corp.	75,000	4,947,750
Kraft Foods, Inc.	250,000	6,645,000
PepsiCo, Inc.	325,000	20,221,500
Philip Morris Int’l., Inc.	200,000	9,618,000
Procter & Gamble Co.	419,900	26,180,765
Wal-Mart Stores, Inc.	100,000	5,455,000

		102,694,265

Energy 12.6%
Apache Corp.	75,000	7,146,000
Chevron Corp.	197,400	15,405,096
EOG Resources, Inc.	115,000	9,946,350
ExxonMobil Corp.	455,000	34,156,850
Marathon Oil Corp.	275,000	8,970,500
Noble Energy, Inc.	250,000	16,312,500
Pride Int’l., Inc. *	130,600	4,130,878
Schlumberger Ltd.	325,000	20,764,250
Transocean Ltd. *	125,000	10,673,750
Weatherford Int’l. Ltd. *	550,000	9,185,000

		136,691,174

Financials 10.2%
ACE Ltd.	175,000	8,524,250
American Express Co.	195,000	8,156,850
Bank of America Corp.	300,000	4,755,000
Bank of New York Mellon Corp.	325,000	8,658,000
Goldman Sachs Group, Inc.	60,000	10,179,600
JPMorgan Chase & Co.	367,750	15,625,697
Marsh & McLennan Cos., Inc.	250,000	5,637,500
MetLife, Inc.	175,000	5,983,250
Morgan Stanley	300,000	9,474,000
The Travelers Cos., Inc.	275,000	14,407,250
US Bancorp	525,000	12,668,250
Wells Fargo & Co.	225,000	6,309,000

		110,378,647

Health Care 15.8%
Aetna, Inc.	250,000	7,277,500
Amgen, Inc. *	115,500	6,508,425
Baxter Int’l., Inc.	125,000	6,818,750
Becton Dickinson & Co.	125,000	9,350,000
Bristol-Myers Squibb Co.	350,000	8,858,500
Celgene Corp. *	120,000	6,654,000
Covidien PLC	100,000	4,682,000
Eli Lilly & Co.	200,000	7,346,000
Forest Laboratories, Inc. *	200,000	6,132,000
Gen-Probe, Inc. *	140,000	5,836,600
Gilead Sciences, Inc. *	225,000	10,361,250
Johnson & Johnson	375,000	23,565,000
Medco Health Solutions, Inc. *	85,000	5,368,600
Medtronic, Inc.	318,600	13,521,384
Merck & Co, Inc.	420,097	15,211,712
Mettler-Toledo Int’l., Inc. *	55,000	5,471,400
Pfizer, Inc.	800,000	14,536,000
St. Jude Medical, Inc. *	100,000	3,671,000
Zimmer Holdings, Inc. *	160,000	9,467,200

		170,637,321

Industrials 12.2%
Boeing Co.	100,000	5,241,000
Canadian National Railway Co.	160,700	8,452,820
Deere & Co.	125,000	6,688,750

The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

	Shares	Value (Note 2)

General Dynamics Corp.	160,000	$10,544,000
General Electric Co.	625,000	10,012,500
Honeywell Int’l., Inc.	449,300	17,284,571
L-3 Communications Holdings, Inc.	75,000	5,877,750
Lockheed Martin Corp.	100,000	7,723,000
McDermott Int’l., Inc. *	280,300	5,869,482
Northrop Grumman Corp.	160,000	8,768,000
Tyco Int’l. Ltd.	155,850	5,590,340
Union Pacific Corp.	135,000	8,540,100
United Technologies Corp.	300,000	20,172,000
Waste Management, Inc.	350,000	11,494,000

		132,258,313

Information Technology 16.4%
Accenture PLC	350,000	14,364,000
Activision Blizzard, Inc. *	500,000	5,695,000
Adobe Systems, Inc. *	150,000	5,262,000
Broadcom Corp. *	175,000	5,110,000
Check Point Software Technologies *	275,000	8,687,250
Cisco Systems, Inc. *	500,000	11,700,000
Dolby Laboratories, Inc. *	200,000	8,944,000
EMC Corp. *	750,000	12,622,500
Intel Corp.	250,000	4,800,000
Intersil Corp.	425,000	5,491,000
Int’l. Business Machines Corp.	200,000	25,270,000
Juniper Networks, Inc. *	250,000	6,532,500
KLA-Tencor Corp.	225,000	7,029,000
Microsoft Corp.	600,000	17,646,000
NetApp, Inc. *	350,000	10,787,000
Oracle Corp.	400,000	8,832,000
Teradata Corp. *	228,700	6,700,910
Texas Instruments, Inc.	450,000	11,380,500

		176,853,660

Materials 3.2%
EI Du Pont de Nemours & Co.	231,300	7,998,354
Freeport-McMoRan Copper & Gold, Inc.	200,000	16,560,000
Praxair, Inc.	125,000	10,253,750

		34,812,104

Telecommunication Services 2.8%
AT&T, Inc.	350,000	9,429,000
Rogers Communications, Inc.	275,000	8,321,500
Verizon Communications, Inc.	400,000	12,584,000

		30,334,500

Utilities 1.5%
Entergy Corp.	100,000	7,865,000
Exelon Corp.	175,000	8,431,500

		16,296,500

Total Domestic Common Stocks
(Cost $718,353,036)		989,359,055

Foreign Stocks & ADR’s 4.5%
Australia 1.1%
BHP Billiton Ltd. ADR	150,000	11,295,000

Finland 0.6%
Nokia Corp. ADR	465,000	6,165,900

Germany 0.9%
SAP AG ADR	200,000	9,574,000

Israel 0.6%
Teva Pharmaceutical Industries Ltd. ADR	125,000	6,598,750

Mexico 0.7%
America Movil SA de CV ADR	162,100	7,842,398

United Kingdom 0.6%
Diageo PLC ADR	100,000	6,761,000

Total Foreign Stocks & ADR’s
(Cost $40,891,812)		48,237,048

	Principal Amount (M=$1,000)

Corporate Short-Term Notes 2.1%
Chevron Texaco Funding Corp. 0.07%, 12/03/09	5,000M	4,999,980
Microsoft Corp 0.07%, 12/29/09	150M	149,992
Toyota Motor Credit 0.11%, 12/08/09	5,000M	4,999,893
UPS, Inc.0.04%, 12/11/09	12,000M	11,999,867

Total Corporate Short-Term Notes (Cost $22,149,732)		22,149,732

Total Investments 98.1%
(Cost $781,394,580)†		1,059,745,835
Other Assets in Excess of Liabilities 1.9%		20,972,250

Net Assets 100.0%		$1,080,718,085

*	Non-income producing

†

Cost for federal income tax purposes is $784,275,898. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $275,469,937 of which $304,579,889 related to appreciated securities and $29,109,952 related to depreciated securities.

ADR	-	American Depository Receipt

Sentinel Conservative Allocation Fund
(Unaudited)

Daniel J. Manion, CFA
Lead Portfolio Manager,
Domestic Equities

David M. Brownlee, CFA
Portfolio Manager,
Investment-Grade Bonds

Katherine Schapiro, CFA
Portfolio Manager,
International Equities

Jason Doiron
Portfolio Manager,
High-Yield Bonds

The Sentinel Conservative Allocation Fund Class A shares had a return of 19.51%* for the fiscal year ending November 30, 2009, compared to the 11.63% return for the Barclays Aggregate Bond Index1 and the 25.39% return for the Standard & Poor’s 500 Composite Stock Price Index.2 The Fund’s performance compared to the 23.37% return for the Morningstar Conservative Allocation Category.3 The Fund’s asset allocation as of November 30, 2009 was 40% equities (including international equities); 48% government bonds, 8% corporate bonds (including high-yield bonds), and 4% cash. Throughout the fiscal year, the Fund meaningfully increased its equity exposure, while decreasing corporate bond exposure and keeping the allocation to government bonds level.

The Fund’s equity portion constitutes a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations. Despite a difficult economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Technology, Basic Materials, and Consumer Discretionary, areas in which the Fund was reasonably well represented. Among the weakest sectors during the past year were Energy and Financials.

Within the fixed-income market, we saw a decisive reversal of the flight-to-quality trade evident in 2008 that resulted in the strong relative performance of the Sentinel Conservative Allocation Fund for that year. Throughout 2009, however, strong investor demand propelled the returns of the risk sectors to double digits, leaving U.S. Treasury securities as the worst performing asset class within the fixed-income market. The investment objective of the fixed income portion of the Fund is to provide a high level of current income, thus a large percentage of the Fund’s fixed income assets are invested in U.S. government securities, particularly Agency mortgage-backed securities.

The Fund continues its strong commitment to its goals of high current income and controlled risk through all market environments. A sizeable commitment to very high-grade fixed-income securities could generate an attractive income stream, and mitigate overall return volatility in the corporate high yield bond and equity asset classes, potentially reducing overall portfolio risk for the Sentinel Conservative Allocation Fund.

We appreciate your continued support.

*	Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

2	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

3	An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Conservative Allocation Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares, Class B shares and Class C shares)
From Inception – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class B shares		Class C shares

	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Class	Symbol

1 year	19.51%	13.55%	18.50%	14.50%	18.55%	17.55%	A	SECMX
3 years	2.28	0.54	1.40	0.48	1.39	1.39	B	SMKBX
5 years	3.65	2.59	2.76	2.43	2.77	2.77	C	SMKCX
Since inception	6.37	5.56	5.59	5.59	5.53	5.53

Inception Date of the Fund – 3/10/03

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

The following are total annual operating expense ratios for Sentinel Conservative Allocation Fund Class A, B & C shares; A – 1.16%, B – 2.08%, C – 2.00%.Expense ratio data for Class A, B & C shares is sourced from the prospectus dated March 31, 2009.

Sentinel Conservative Allocation Fund was called Sentinel Capital Markets Income Fund prior to 11/1/06.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund’s investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

High yield, lower-rated securities are more speculative and more likely to default than investment grade bonds.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

Sentinel Conservative Allocation Fund

Fund Profile
at November 30, 2009
Portfolio Weightings

Asset Category	Percent of Net Assets

U.S. Government Obligations	48.2%

Domestic Common Stocks	33.1%

Corporate Bonds	7.7%

Foreign Stocks & ADR’s	7.1%

Limited Partnership Interests	0.1%

Cash and Other	3.8%

Top 10 Equity Holdings*

Description	Percent of Net Assets

ExxonMobil Corp.	0.9%

Merck & Co, Inc.	0.7%

Noble Energy, Inc.	0.7%

Int’l. Business Machines Corp.	0.6%

PepsiCo, Inc.	0.6%

Li & Fung Ltd.	0.6%

Procter & Gamble Co.	0.6%

China Life Insurance Co Ltd.	0.6%

Comcast Corp.	0.6%

Northrop Grumman Corp.	0.6%

Total of Net Assets*	6.5%

Top 10 Fixed Income Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets

U.S. Treasury Note	3.125%	05/15/19	8.5%

FNMA 745093	5.50%	12/01/35	5.3%

FNMA AC1241	5.00%	07/01/39	5.2%

FNMA 931530	5.50%	07/01/39	5.0%

FNMA 745275	5.00%	02/01/36	4.6%

GNMA 701943	5.00%	06/15/39	4.2%

U.S. Treasury Bond	3.50%	02/15/39	3.8%

FGLMC C47348	7.00%	01/01/30	3.4%

FNMA 735925	5.00%	10/01/35	3.1%

U.S. Treasury Notes	4.375%	11/15/39	2.1%

Total of Net Assets*			45.2%

Average Effective Duration (for all Fixed Income Holdings) 5.8 years**

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Investment in Securities
at November 30, 2009

	Principal Amount (M=$1,000)	Value (Note 2)

U.S. Government Obligations 48.2%
U.S. Government Agency Obligations 33.8%
Federal Home Loan Mortgage Corporation 4.3%
Mortgage-Backed Securities:
30-Year:
FGLMC C47348 7%, 01/01/30	2,924M	$3,332,571
FHLMC A47368 5%, 10/01/35	953M	1,001,782

Total Federal Home Loan Mortgage Corporation		4,334,353

Federal National Mortgage Association 25.3%

Mortgage-Backed Securities:
30-Year:
FNMA 735925 5%, 10/01/35	2,945M	3,095,724
FNMA 745093 5.5%, 12/01/35	4,951M	5,284,292
FNMA AA7936 4.5%, 01/01/36	1,979M	2,042,311
FNMA 745275 5%, 02/01/36	4,320M	4,540,873
FNMA AC1241 5%, 07/01/39	4,937M	5,185,936
FNMA 931530 5.5%, 07/01/39	4,653M	4,955,457

Total Federal National Mortgage Association		25,104,593
Government National Mortgage Corporation 4.2%
Mortgage-Backed Securities:
30-Year:
GNMA 701943 5%, 06/15/39	3,976M	4,189,222

Total U.S. Government Agency Obligations		33,628,168

U.S. Treasury Obligations 14.4%
3.125%, 05/15/19	8,500M	8,460,823
3.5%, 02/15/39	4,250M	3,747,306
4.375%, 11/15/39	2,000M	2,061,564

		14,269,693

Total U.S. Government Obligations (Cost $46,386,546)		47,897,861

Corporate Bonds 7.7%
Basic Industry 1.0%
CBS Corp. 4.625%, 05/15/18	500M	458,821
Republic Services, Inc. 5.25%, 11/15/21 (b)	500M	509,956

Capital Goods 1.0%		968,777

Amphenol Corp. 4.75%, 11/15/14	500M	512,715

The accompanying notes are an integral part of the financial statements.

Sentinel Conservative Allocation Fund

	Principal Amount (M=$1,000)	Value (Note 2)

L-3 Communications Corp. 6.375%, 10/15/15	500M	$494,375

Consumer Cyclical 0.2%		1,007,090

Macy’s Retail Holdings, Inc. 5.75%, 07/15/14	200M	192,500

Energy 1.1%
Cenovus Energy, Inc. 4.5%, 09/15/14 (b)	500M	524,497
PetroProd Ltd.7.1494%, 01/12/12 (b)(c)(d)(e)	500M	87,500
Sonat, Inc. 7%, 02/01/18	510M	504,698

Financial 1.6%		1,116,695

Goldman Sachs Group, Inc. 5.95%, 01/18/18	500M	535,833
JPMorgan Chase & Co.6.3%, 04/23/19	500M	558,169
Prudential Financial, Inc. 6%, 12/01/17	500M	517,788

Health Care 0.5%		1,611,790

Universal Hospital Services, Inc. 8.5%, 06/01/15 (f)	500M	495,000

Telecommunications 0.6%
Vodafone Group PLC 5.45%, 06/10/19	500M	532,222

Utilities 1.7%

NRG Energy, Inc. 7.375%, 02/01/16	1,000M	997,500
White Pine Hydro Portf. LLC 7.26%, 07/20/15 (b)(e)	800M	710,787

		1,708,287

Total Corporate Bonds (Cost $8,037,890)		7,632,361

	Shares
Domestic Common Stocks 33.1%
Consumer Discretionary 2.4%
Coach, Inc.	5,400	187,650
Comcast Corp.	40,000	552,400
Gap, Inc.	16,900	361,998
McDonald’s Corp.	4,000	253,000
McGraw-Hill Cos., Inc.	6,500	194,740
Polo Ralph Lauren Corp.	2,500	192,125
Target Corp.	3,459	161,051
Time Warner Cable, Inc.	2,928	122,654
Time Warner, Inc.	11,666	358,379

		2,383,997

Consumer Staples 4.2%
Altria Group, Inc.	12,500	$235,125
Coca-Cola Co.	4,455	254,826
Colgate-Palmolive Co.	2,500	210,475
CVS Caremark Corp.	15,000	465,150
General Mills, Inc.	2,811	191,148
HJ Heinz Co.	5,000	212,250
Kimberly-Clark Corp.	4,544	299,768
Kraft Foods, Inc.	20,000	531,600
PepsiCo, Inc.	10,000	622,200
Philip Morris Int’l., Inc.	7,500	360,675
Procter & Gamble Co.	9,600	598,560
Wal-Mart Stores, Inc.	3,928	214,272

		4,196,049

Energy 4.4%
Chevron Corp.	5,000	390,200
ConocoPhillips	7,088	366,946
ExxonMobil Corp.	12,000	900,840
Hess Corp.	3,000	173,880
Marathon Oil Corp.	10,000	326,200
Noble Energy, Inc.	10,000	652,500
Occidental Petroleum Corp.	3,162	255,458
Patterson-UTI Energy, Inc.	10,000	153,900
Pride Int’l., Inc. *	7,500	237,225
Schlumberger Ltd.	5,000	319,450
Transocean Ltd. *	4,000	341,560
Weatherford Int’l. Ltd. *	15,000	250,500

		4,368,659

Financials 3.6%
ACE Ltd.	5,000	243,550
Bank of America Corp.	12,670	200,819
Bank of New York Mellon Corp.	7,500	199,800
Franklin Resources, Inc.	1,800	194,454
Goldman Sachs Group, Inc.	2,500	424,150
JPMorgan Chase & Co.	12,000	509,880
Marsh & McLennan Cos., Inc.	7,000	157,850
MetLife, Inc.	10,000	341,900
Moody’s Corp.	4,700	109,181
PNC Financial Services Group, Inc.	5,006	285,392
The Travelers Cos., Inc.	7,409	388,158
US Bancorp	12,500	301,625
Wells Fargo & Co.	8,032	225,217

		3,581,976

Health Care 5.9%
Abbott Laboratories	5,000	272,450
Aetna, Inc.	7,500	218,325
Amgen, Inc. *	5,000	281,750
Baxter Int’l., Inc.	6,000	327,300
Becton Dickinson & Co.	5,000	374,000
Bristol-Myers Squibb Co.	14,000	354,340
Cigna Corp.	7,500	240,600
Covidien PLC	5,000	234,100
Eli Lilly & Co.	5,200	190,996
Forest Laboratories, Inc. *	6,500	199,290
Gen-Probe, Inc. *	7,500	312,675
Gilead Sciences, Inc. *	5,000	230,250
Johnson & Johnson	5,000	314,200
Medtronic, Inc.	10,000	424,400
Merck & Co, Inc.	18,650	675,316
Mettler-Toledo Int’l., Inc. *	2,500	248,700
Pfizer, Inc.	25,000	454,250
St. Jude Medical, Inc. *	4,500	165,195
Zimmer Holdings, Inc. *	6,000	355,020

		5,873,157

Industrials 4.9%
Boeing Co.	7,000	366,870
Canadian National Railway Co.	7,000	368,200
Deere & Co.	6,500	347,815
General Dynamics Corp.	5,000	329,500
General Electric Co.	15,000	240,300
Honeywell Int’l., Inc.	10,000	384,700
L-3 Communications Holdings, Inc.	3,500	274,295
Lockheed Martin Corp.	4,000	308,920
McDermott Int’l., Inc. *	10,000	209,400
Northrop Grumman Corp.	10,000	548,000
Tyco Int’l. Ltd.	7,500	269,025
Union Pacific Corp.	4,000	253,040
United Technologies Corp.	7,500	504,300
Waste Management, Inc.	15,000	492,600

		4,896,965

Information Technology 4.2%
Accenture PLC	10,000	410,400
Activision Blizzard, Inc. *	17,500	199,325
Altera Corp.	4,994	105,024
ANSYS, Inc. *	8,000	311,520
EMC Corp. *	22,500	378,675
Fiserv, Inc. *	4,600	212,704
Harris Corp.	5,000	219,500
Intersil Corp.	14,500	187,340
Int’l. Business Machines Corp.	5,000	631,750
Juniper Networks, Inc. *	10,000	261,300
Microchip Technology, Inc.	8,500	223,125
Microsoft Corp.	11,500	338,215
NetApp, Inc. *	10,000	308,200

Sentinel Conservative Allocation Fund

	Shares	Value (Note 2)

Texas Instruments, Inc.	15,000	$379,350

		4,166,428

Materials 1.5%
EI Du Pont de Nemours & Co.	7,000	242,060
Freeport-McMoRan Copper & Gold, Inc.	5,000	414,000
Packaging Corp. of America	12,500	249,000
Praxair, Inc.	5,000	410,150
Weyerhaeuser Co.	4,308	167,754

		1,482,964

Telecommunication Services 1.5%
AT&T, Inc.	20,000	538,800
Rogers Communications, Inc.	15,000	453,900
Verizon Communications, Inc.	14,000	440,440

Utilities 0.5%		1,433,140

DPL, Inc.	5,500	147,730
Entergy Corp.	2,500	196,625
FPL Group, Inc.	3,411	177,270

		521,625

Total Domestic Common Stocks (Cost $30,531,858)		32,904,960

Foreign Stocks & ADR’s 7.1%
Australia 0.4%
BHP Billiton Ltd. ADR	5,000	376,500

China 0.6%
China Life Insurance Co Ltd. (g)	110,000	553,492

Finland 0.3%
Nokia Corp. ADR	20,000	265,200

France 0.4%
Total SA ADR	7,000	435,330

Germany 0.9%
Fresenius SE (g)	9,000	520,293
SAP AG ADR	7,000	335,090

		855,383

Hong Kong 0.6%
Li & Fung Ltd. (g)	150,000	603,332

Israel 0.2%
Teva Pharmaceutical Industries Ltd. ADR	4,000	211,160

Japan 0.6%
Komatsu Ltd. (g)	13,000	254,396
Uni-Charm Corp. (g)	3,000	305,479

		559,875

Singapore 0.6%
Singapore Technologies Engineering Ltd. (g)	250,000	547,974

South Korea 0.4%
Samsung Electronics Co Ltd. (g)	700	432,811

Spain 0.3%
Telefonica SA ADR	4,000	346,520

Switzerland 0.4%
Nestle SA (g)	5,000	236,396
Novartis AG ADR	3,500	194,600

United Kingdom 1.4%		430,996

BG Group PLC (g)	20,000	363,592
BP PLC ADR	3,991	228,206
Diageo PLC ADR	4,000	270,440
Standard Chartered PLC (g)	14,000	343,173
Vodafone Group PLC ADR	10,000	226,900

		1,432,311

Total Foreign Stocks & ADR’s
(Cost $5,784,619)		7,050,884

Limited Partnership Interests 0.1%
Energy 0.1%
Williams Partners LP * (h)
(Cost $111,442)	4,000	112,600

Total Investments 96.2%
(Cost $90,852,355)†		95,598,666
Other Assets in Excess of Liabilities 3.8%		3,740,225

Net Assets 100.0%		$99,338,891

*	Non-income producing

†

Cost for federal income tax purposes is $91,021,680. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $4,576,986 of which $7,085,515 related to appreciated securities and $2,508,529 related to depreciated securities.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the market value of rule 144A securities amounted to $1,832,740 or 1.84% of net assets.

(c)	PetroProd, Inc. has a variable interest rate that floats quarterly on the 12th day of April, July, October and January. The interest rate is based on the 3-month Libor rate plus 6.00%.

(d)	In default.

(e)

Illiquid securities. These bonds represent private placement investments that the Fund has made. At November 30, 2009, the market value of the private placement securities amounted to $798,287 or 0.80% of net assets.

(f)	Payment in kind. Issuer may satisfy interest due by issuing more bonds rather than paying in cash.

(g)	Fair valued.

(h)	Return of capital paid during the fiscal period

ADR	American Depository Receipt

Sentinel Georgia Municipal Bond Fund
(Unaudited)

Megan L. Busby CFA, CFP
Vice President and
Senior Portfolio Manager
GLOBALT
Gregory E. Paulette CFA
Chief Investment Strategist
GLOBALT
Gary E. Fullman CFA
Chief Investment Officer
GLOBALT

The Sentinel Georgia Municipal Bond Fund Class A Shares returned a positive 9.49%* for the fiscal year ending November 30, 2009. The Barclays Capital 10-Year Municipal Bond Index1 produced a positive return of 12.67% for the same 12-month period, while the Morningstar Single State Intermediate Municipal category returned a positive 11.90%.

Just prior to the start of this fiscal year, yield differentials among high-grade, medium-quality and high-yield municipal sectors were as great as any time in recent history. We had just come through an almost non-functioning short-term market, the subsequent unwinding of many hedged positions, and large net outflows from bond funds. That period of excess volatility and lack of liquidity passed and by January, 2009, market participants began to feel safe enough to buy municipals, which were extremely cheap relative to Treasuries. Longer municipals outperformed intermediate bonds, although the ride proved to be a bumpy one due to an increase in supply relative to 2008. As issuance of Build America Bonds (BABs), taxable cousins to traditional tax-exempt municipals, began to grow in 2009, many thought traditional municipals would underperform due to a crowding out effect. Instead, traditional tax-exempt buyers came into the market, out-numbering the supply, and drove yields down smartly through third quarter 2009. But in October, especially driven by an $820 million California revenue offer and a $776 million Alabama school issue, the calendar of new issues swelled to levels much greater than demand. In fact, those two issues caused rates to rise so much in October that other states, to include Washington, Hawaii, Maryland and Minnesota, had to postpone or greatly scale back their issuance plans due to the increase in borrowing costs. The pressure continued through November, the Fund’s fiscal year-end.

For the fiscal year, the Fund’s robust performance rewarded shareholders with a 9.49% total return. Although this was a solid, absolute return, the Fund’s performance had a difficult time keeping up with both the benchmark and peer universe. The Fund, as titled, holds only Georgia tax-exempt securities, which in a normal year, can be expected to perform about on parity with bonds issued by other states and municipalities. But this fiscal year, there was a wide dispersion of returns among the bonds of various states. For example, within the Barclays Capital Municipal Bond Index, total returns for the fiscal year ranged from a positive 8.17% for Utah bonds to a positive 38.12% return for Wyoming bonds.

During this period, changes were implemented within the Fund to take advantage of the increasing investor confidence in the tax-exempt market. While the fiscal year started with a particularly turbulent backdrop as described above, market participants began to display confidence in the market as 2009 progressed. The Fund’s allocation away from some of the more secure state general obligation bonds, which had served shareholders well in 2008, into project dependant, revenue bonds added incremental return to the Fund. Some lower-coupon and structurally-less-desirable bonds were replaced with bonds possessing greater call protection and higher coupons.

As we look toward 2010 and beyond, we can anticipate the probability of higher personal income tax rates. Under this scenario, individuals will likely buy tax-exempt bonds at an increased pace. BAB issuance is expected to be almost 50 percent greater than the estimated $85 billion issuance in 2009. These two positive forces on the municipal market will probably be countered by the forecasted increase in issuance of tax-exempt securities as municipalities struggle with the continuation of lowered revenue streams and decreased tax receipts as well as a general rise in the level of interest rates.

Our team believes that Georgia will continue to be a high-quality issuer of municipal bonds and we are prepared to navigate 2010 in a way that serves shareholders well. Thank you for the confidence that you have placed in the Sentinel Georgia Municipal Bond Fund.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Barclays Capital 10-Year Municipal Bond Index is an index based on municipal bonds having an approximate maturity of 10 years. The index is comprised of State General Obligation debt (35%), Revenue debt (50%), and Prerefunded debt (15%). This index represents asset types which are subject to risk, including loss of principal. An investment cannot be made directly in an index.

Sentinel Georgia Municipal Bond Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 1999 – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)

November 30, 1999 – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class I shares

	Without Sales Charge	With Max Sales Charge	Without Sales Charge	Class	Symbol

1 year	9.49%	5.14%	9.90%	A	SYGAX
3 years	3.25	1.86	4.84	I	SYGIX
5 years	2.88	2.04	3.93
10 years	3.90	3.47	4.62

Inception Date of the Fund – 6/30/92

Note that Fund performance for Class A shares in the above graph reflects the maximum 4% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the index does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992. Performance for the Class A shares (a) from December 21, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund’s Class A shares and (b) from October 12, 2001 to December 21, 2001 is based on the Synovus Georgia Municipal Bond Fund’s Institutional Class shares, both adjusted for the current maximum sales load. Performance for the Class I shares from October 12, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund’s Institutional Class shares. Performance for both the Class A and Class I shares prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and, with respect to Class A shares, the current maximum sales load.

The following are total annual operating expense ratios for Sentinel Georgia Municipal Bond Fund Class A & I shares; A – 2.72%, I - 0.69%. Expense ratio data for Class A & I shares is sourced from the prospectuses dated March 31, 2009.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. Income may be subject to state and local taxes (in states other than Georgia) and to the alternative minimum tax. Capital gains, if any, will be subject to capital gains taxes.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular holding, either positively or negatively, than a more broadly diversified fund.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital 10 Year Municipal Bond Index is an index based on municipal bonds having an approximate maturity of 10 years. The index is comprised of State General Obligation debt (35%), Revenue debt (50%), and Prerefunded debt (15%). This index represents asset types which are subject to risk, including loss of principal. An investment cannot be made directly in an index.

Sentinel Georgia Municipal Bond Fund

Fund Profile
at November 30, 2009

Top 10 Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets

State of Georgia	6.25%	08/01/13	8.4%

Georgia State Road & Tollway Auth.	5.00%	06/01/18	8.1%

Clayton County Water & Sewer Auth.	5.25%	05/01/15	6.0%

Columbia County, GA	5.00%	04/01/17	5.2%

County of Forsyth, GA	5.00%	03/01/22	4.3%

De Kalb County, GA	5.00%	12/01/15	4.2%

Chatham County School District	5.25%	08/01/14	4.2%

State of Georgia	5.00%	12/01/19	4.1%

City of Columbus, GA	5.00%	05/01/20	4.1%

Henry County Water & Sewerage Auth.	5.125%	02/01/19	4.0%

Total of Net Assets			52.6%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below.

Investment in Securities
at November 30, 2009

	Principal Amount (M=$1,000)	Value (Note 2)

Municipal Bonds 96.7%
Georgia 96.7%
Berrien County School District
5%, 04/01/18	605M	$712,581
Bulloch County Development Auth.
5%, 08/01/16	500M	531,175
Chatham County School District
5.25%, 08/01/14	1,000M	1,169,170
City of Columbus, GA
5%, 05/01/20	1,000M	1,144,370
Clayton County Water & Sewer Auth.
5.25%, 05/01/15	1,500M	1,681,605
Cobb County Hospital Auth.
5.25%, 04/01/15	700M	764,407
Cobb County Kennestone Hospital Authority
5.25%, 04/01/20	500M	548,430
5.25%, 04/01/21	500M	543,595
Cobb County, GA
5%, 01/01/13	500M	562,410
Cobb-Marietta Coliseum & Exhibit Hall
5%,01/01/15	1,000M	1,113,580
Columbia County, GA
5%, 04/01/17	1,250M	1,462,575
Commerce School District
5%, 08/01/21	250M	275,545
County of Forsyth, GA
5%, 03/01/22	1,045M	1,198,051
County of Gilmer, GA
5%, 04/01/20	1,000M	1,084,060
De Kalb County, GA
5%, 12/01/15	1,000M	1,176,710
Fulton Dekalb Hospital Auth.
5%, 01/01/13	1,000M	1,101,070
Georgia State Road & Tollway Auth.
5%, 06/01/18	2,000M	2,292,480
Henry County Water & Sewerage Auth.
5.125%, 02/01/19	1,045M	1,129,154
Jackson County School District, GA
5%, 03/01/16	500M	561,065
5%, 03/01/21	500M	539,850
Jackson County Water & Sewer Auth.
5.25%, 09/01/20	500M	524,675
Newton County School District, GA
5%, 02/01/15	700M	775,817
Paulding County School District, GA
5%, 02/01/21	1,000M	1,105,640
Paulding County, GA
5%, 02/01/21	1,000M	1,115,020
Private Colleges & Universities Auth.
5%, 09/01/13	500M	568,370
State of Georgia
5%, 12/01/19	1,000M	1,157,380
6.25%, 08/01/13	2,000M	2,372,540

Total Municipal Bonds
(Cost $25,805,820)		27,211,325

	Shares

Institutional Funds 1.8%
Blackrock Provident Institutional Funds Municipal Money Market Fund
(Cost $500,000)	500,000	500,000

Total Investments 98.5%
(Cost $26,305,820) †		27,711,325

Other Assets in Excess of Liabilities 1.5%		430,695

Net Assets 100.0%		$28,142,020

†

Cost for federal income tax purposes is $26,305,820. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $1,405,505 of which $1,440,535 related to appreciated securities and $35,030 related to depreciated securities.

The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund
(Unaudited)

For the fiscal year ended November 30, 2009, the Sentinel Government Securities Fund Class A shares returned 9.83%.* By comparison, the Barclays Capital U.S. Government1 and Mortgage-Backed Securities Indices2 returned 3.51% and 9.19%, respectively. The Fund’s peer group, the Morningstar Intermediate Government category3 returned 9.03%.

What a difference a year makes! The market environment of 2008 can be classified as a flight-to-quality as the risk sectors of the fixed-income market, namely high yield, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS), plummeted in price pushing many financial institutions to the brink of bankruptcy. Most investors sought the safe-haven of U.S. Treasuries. However in 2009, this trade was reversed as strong investor demand propelled the returns of the risk sectors to double digits. The market environment of 2009 will be categorized as a flight-to-risk. U.S. Treasury securities have been the worst performing asset class within the fixed-income market this year mainly due to the tremendous amount of issuance given elevated level of fiscal stimulus. Every month, the U.S. Treasury auctions off the entire yield curve.

The Federal Reserve, U.S. Treasury, Federal Deposit Insurance Corp (FDIC), and Congress did a masterful job of stabilizing the financial markets in 2008-2009. They pumped massive amounts of liquidity into the global banking system, made direct investments into key entities under stress, guaranteed the assets of Rule 2a-7 money-market funds, and initiated various rescue packages including the Troubled Asset Relief Program (TARP), the Term Auction Facility (TAF), the Term Securities Lending Facility (TSLF), and the Public-Private Investment Plan (PPIP), all designed to exchange cash for distressed assets. The Federal Reserve cut the short-term interest rate to 0% and undertook a program of outright purchases of U.S. Treasury and Agency mortgage-backed securities, totaling approximately $1.8 trillion, in an effort to drive mortgage rates lower. Congress turned their attention to main street with programs designed to help the consumer such as the Cash-for-Clunkers auto program and the tax credit for first time homebuyers in addition to numerous mortgage loan modification programs.

Even though it has received massive doses of both fiscal and monetary stimulus, the U.S. economy remains fragile and faces significant headwinds. High unemployment and underemployment, tight credit conditions, and sizable pending mortgage foreclosures are extremely serious obstacles to overcome. As such, the Federal Reserve has stated that interest rates will remain low for an “extended period of time”. The markets are wrestling with the question of “how long is long?” With a surplus of housing, labor, real estate space, retailers, etc., in the U.S. economy, it is hard to build a case for inflation in the near term other than in financial assets. Hence, we still believe that deflation is the biggest risk facing the U.S. economy.

The Sentinel Government Securities Fund’s strong relative performance over the fiscal year was a result of active duration management, security selection, and sector rotation

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Barclays Capital U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer. An investment cannot be made directly in an index.

2 The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). An investment cannot be made in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Government Securities Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 1999 – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)

November 30, 1999 – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class C shares		Class I shares

	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	Class	Symbol

1 year	9.83%	5.44%	8.91%	7.91%	10.18%	A	SEGSX
3 years	7.51	6.04	6.29	6.29	7.79	C	SCGGX
5 years	5.98	5.13	4.84	4.84	6.15	I	SIBWX
10 years	6.58	6.14	5.48	5.48	6.67

Inception Date of the Fund – 9/2/86

Note that Fund performance for Class A shares in the above graph reflects the maximum 4% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

Performance for Class C shares prior to their inception on June 1, 2006 is based on the performance of the Class A shares, adjusted to reflect higher expenses of the Class C shares.

The following are total annual operating expense ratios for Sentinel Government Securities Fund Class A, C, & I shares; A – 0.96%, C – 1.85%, I – 0.60%. Expense ratio data for Class A, C & I shares is sourced from the prospectuses dated March 31, 2009.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund’s investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). An investment cannot be made in an index.

Sentinel Government Securities Fund

Fund Profile
at November 30, 2009

Average Effective Duration

Duration	Percent of Fixed Income Holdings

Less than 1 yr.	1.2%

1 yr. to 2.99 yrs.	30.5%

3 yrs. to 3.99 yrs.	17.4%

4 yrs. to 5.99 yrs.	27.1%

6 yrs. to 7.99 yrs.	0.0%

8 yrs. and over	23.9%

Average Effective Duration (for all Fixed Income Holdings) 5.6 years**

Top 10 Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets

U.S. Treasury Note	3.125%	05/15/19	12.5%

U.S. Treasury Bond	3.50%	02/15/39	9.6%

FNMA 735925	5.00%	10/01/35	7.2%

FNMA 745275	5.00%	02/01/36	5.9%

GNMA 701943	5.00%	06/15/39	5.6%

FNMA 931526	5.00%	07/01/39	4.3%

FNMA AA8725	5.00%	06/01/39	4.0%

FNMA 995974	5.00%	07/01/39	3.8%

FNMA 995570	5.50%	01/01/39	3.4%

FGLMC A47038	5.00%	09/01/35	3.4%

Total of Net Assets			59.7%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Investment in Securities
at November 30, 2009

	Principal Amount (M=$1,000)	Value (Note 2)

U.S. Government Obligations 98.6%
U.S. Government Agency Obligations 74.9%
Federal Home Loan Mortgage Corporation 9.1%
Mortgage-Backed Securities:
30-Year:
FHLMC 170141	452	$516
11%, 09/01/15
FHLMC 170147	1M	1,343
11%, 11/01/15
FHLMC 360017	705	817
11%, 11/01/17
FHLMC A83816	4,899M	5,071,502
4.5%, 09/01/33
FHLMC A23607	8,701M	9,302,587
5.5%, 06/01/34
FGLMC A47038	25,226M	26,509,983
5%, 09/01/35
FHLMC G01890	10,375M	10,684,300
4.5%, 10/01/35
FHLMC A47368	17,961M	18,875,257
5%, 10/01/35
FHLMC A64971 5.5%, 08/01/37	79M	83,947

Total Federal Home Loan
Mortgage Corporation		70,530,252

Federal National Mortgage Association 58.6%
Collateralized Mortgage Obligations:
FNGT 02-T3 B
5.763%, 12/25/11	200M	215,939
FNR 03-32 BZ
6%, 11/25/32	2,189M	2,391,973

		2,607,912

Mortgage-Backed Securities:
10-Year:
FNMA 556247
7%, 10/01/10	12M	12,596

15-Year:
FNMA 346879
7%, 05/01/11	11M	11,831

20-Year:
FNMA 252206
6%, 01/01/19	29M	32,138
FNMA 573745
6.5%, 08/01/20	93M	102,250
FNMA 758564
6%, 09/01/24	632M	686,402

		820,790

25-Year:
FNMA 251808
10%, 04/01/18	17M	19,756

30-Year:
FNMA 426830
8%, 11/01/24	26M	30,042
FNMA 682078
5.5%, 11/01/32	3,350M	3,583,693
FNMA 676540
5%, 12/01/32	5,104M	5,376,048
FNMA AA7933
4.5%, 01/01/33	22,349M	23,091,196
FNMA AA1265
4.5%, 08/01/33	22,899M	23,659,278
FNMA 985581
4.5%, 10/01/33	10,126M	10,462,592
FNMA AA1267
4.5%, 10/01/33	7,153M	7,391,044
FNMA 738887
5.5%, 10/01/33	476M	508,275
FNMA 748895
6%, 12/01/33	609M	657,581
FNMA 815422
4.5%, 02/01/35	8,126M	8,385,812
FNMA 745292
5.5%, 05/01/35	9,767M	10,435,077
FNMA 735925
5%, 10/01/35	53,017M	55,723,023
FNMA AA7936
4.5%, 01/01/36	22,408M	23,124,238

The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund

	Principal Amount (M=$1,000)	Value (Note 2)

FNMA 849999
5%, 01/01/36	14,244M	$14,993,636
FNMA 745275
5%, 02/01/36	43,204M	45,408,729
FNMA 881279
5%, 11/01/36	2,767M	2,907,226
FNMA AA7228
4.5%, 01/01/37	9,487M	9,755,902
FNMA 995570
5.5%, 01/01/39	24,850M	26,522,966
FNMA AA8725
5%, 06/01/39	29,474M	30,959,371
FNMA 931292
5.5%, 06/01/39	12,376M	13,201,601
FNMA 931533
4.5%, 07/01/39	9,378M	9,668,278
FNMA 931526
5%, 07/01/39	31,340M	32,919,634
FNMA 995974
5%, 07/01/39	28,059M	29,473,916
FNMA AA9380
5%, 07/01/39	21,661M	22,752,853
FNMA AC1241
5%, 07/01/39	24,685M	25,929,678
FNMA 931535
5.5%, 07/01/39	10,700M	11,413,105

		448,334,794

Total Federal National Mortgage Association		451,807,679

Government National Mortgage Corporation 7.2%
Mortgage-Backed Securities:
15-Year:
GNMA II 3197
7%, 02/20/17	25M	26,781

20-Year:
GNMA 623177
6.5%, 08/15/23	284M	305,076

25-Year:
GNMA 608728
6.5%, 11/15/25	305M	330,652

30-Year:
GNMA 506805
6.5%, 06/15/29	262M	286,435
GNMA 606242
6%, 04/15/34	969M	1,045,309
GNMA 701568
6%, 01/15/39	9,383M	10,057,520
GNMA 701943
5%, 06/15/39	41,262M	43,478,056

		54,867,320

Total Government National Mortgage Corporation		55,529,829

Total U.S. Government Agency Obligations		577,867,760

U.S. Treasury Obligations 23.7%
3.125%, 05/15/19	97,000M	96,552,927
3.5%, 02/15/39	84,000M	74,064,396
4.375%, 11/15/39	12,000M	12,369,384

		182,986,707

Total U.S. Government Obligations
(Cost $739,869,518)		760,854,467

Corporate Short-Term Notes 0.7%
General Electric Co.
0.08%, 12/03/09 (Cost $4,999,978)	5,000M	4,999,978

Total Investments 99.3%
(Cost $744,869,496)†		765,854,445
Other Assets in Excess of Liabilities 0.7%		5,740,103

Net Assets 100.0%		$771,594,548

†

Cost for federal income tax purposes is $746,741,205. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $19,113,240 of which $19,113,310 related to appreciated securities and $70 related to depreciated securities.

Sentinel Growth Leaders Fund
(Unaudited)

During the fiscal year ending November 30, 2009, the U.S. economy went from negative to positive territory as credit availability froze and then thawed. Reliquification by central banks and stimulus efforts around the world helped to stem a global credit crisis following the abrupt collapse of Lehman Brothers in mid-September 2008. The positive turn in the equity markets came in mid-March 2009.

The Sentinel Growth Leaders Fund Class A shares increased 27.32%* for the fiscal year ending November 30, 2009 compared to gains of 35.50% for the Russell 1000 Growth Index1 and 25.39% for the Standard & Poor’s 500 Composite Stock Price Index.2 Most of the gains came from P/E expansion, especially for low-quality stocks coming off the bottom. Our focus is more on high-quality companies with market leadership and access to capital, and these stocks generally lagged.

All sectors contributed to gains in the overall fiscal year, with the exception of Telecommunication Services and Industrials. The Materials, Information Technology, Financials, Consumer Staples and Energy sectors contributed most strongly to the portfolio’s performance. Stocks that contributed the greatest annual gains were BlackRock, BHP Billiton, Peabody Energy, JPMorgan Chase, IBM, Potash, and Visa.

Sectors that contributed strongly in the portfolio’s performance in the first half of the fiscal year were Materials, Financials and Information Technology. Stocks that contributed the greatest gains in the first half were Potash, BlackRock, JPMorgan Chase, Bunge, BHP Billiton, Peabody Energy, and IBM. The Telecommunications Services and Industrial sectors declined.

All sectors contributed positively to performance in the second half of the fiscal year. Sectors that contributed the most to performance were Materials, Consumer Staples, Information Technology, Energy and Financials. Stocks that contributed the greatest gains in the second half of the fiscal year were BlackRock, JM Smucker, BHP Billiton, Peabody Energy, Colgate, Freeport-McMoran Copper & Gold, and Emerson Electric.

The Growth Leaders Fund celebrated its 10th Birthday on October 31st. Performance over the 10 years ending November 30, 2009 was 0.23%* compared to declines of -3.33% for the Russell 1000 Growth Index and -0.57% for the Standard & Poor’s 500 Composite Stock Price Index.

We look for a bottoming U.S. economy to recover slowly. On the positive side, mortgage rates are close to 5% and housing affordability is high, inventories are low and deferred demand is building the longer that we go out in time for replacing cars and computers and buying homes. On the other hand, a weaker dollar will lead to higher prices for imported goods, and unprecedented government deficits are likely to lead to higher interest rates.

Growth outside the United States should be more buoyant, especially in emerging markets such as China, India and Brazil. Urbanization, industrialization, demand for a higher living standard and positive capital flows should spur economic growth. Going forward, demand for energy and basic materials and the pricing thereof

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

2 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

Sentinel Growth Leaders Fund

will be largely driven by emerging markets. Generally, capital will move towards markets with greater growth opportunities, favorable pro-growth policies, lower taxes, and potentially, higher risk-adjusted investment returns.

U.S. companies are increasingly global often with more than half of sales coming from outside the United States. Many of the investments in the portfolio are companies with significant and growing international exposure, especially in faster-growing, less mature emerging markets. Any weakening in the U.S. dollar, because of unprecedented government deficits and higher borrowing needs, should bolster foreign-sourced earnings when converted into U.S. dollars.

With the potential for a synchronized global recovery in 2010 and beyond, at least some of the trillions of dollars parked on the sidelines in low-yielding cash equivalents are likely to be redeployed into equities that will benefit from global growth. Companies have been reducing expenses aggressively to offset declining revenues during this economic downturn, and as economic conditions improve, operating margins and profits should expand on rising sales. We continue to focus on companies with diversified product lines and geographic exposure, financial strength and access to the capital markets.

The Growth Leaders Fund is a non-diversified portfolio of approximately 20-30 stocks. Investments are made in companies with strong fundamentals within a macroeconomic framework. Because of its concentration, the Fund should be regarded as a more aggressive portfolio than Sentinel Capital Growth, in that the price movements of a single stock may have a greater positive or negative effect on overall performance.

Sentinel Growth Leaders Fund

Performance Notes
(Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 1999 – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)

November 30, 1999 – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class C shares		Class I shares

	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	Class	Symbol

1 year	27.32%	20.99%	25.81%	24.81%	27.47%	A	BRFOX
3 years	-0.33	-2.03	-2.07	-2.07	-1.23	C	SGLFX
5 years	3.07	2.02	1.55	1.55	2.51	I	SIGLX
10 years	0.23	-0.28	-1.05	-1.05	-0.04

Inception Date of the Fund - 10/31/99

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Growth Leaders Fund, which began operations on March 17, 2006, is the successor to the Bramwell Focus Fund, a series of The Bramwell Funds, Inc., which began operations on October 31, 1999. Performance for the Fund’s Class A shares prior to March 17, 2006 is based on the performance of its predecessor, restated to reflect the maximum front-end sales charge of Class A shares. Performance prior to March 17, 2006 does not reflect the higher Rule 12b-1 fees for Class A shares in effect on and after March 17, 2006. If it did returns would be lower. Performance for the Fund’s Class C shares prior to their inception on March 17, 2006 is based on its predecessor restated to reflect the back-end sales charges and estimated higher ongoing expenses of Class C shares. Performance of the Fund’s Class I shares prior to March 17, 2006 is based on its predecessor and from March 17, 2006 to their inception on August 27, 2007 on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Growth Leaders Fund Class A, C, & I shares; A – 1.64%, C – 3.10%, I – 2.34%. Expense ratio data for Class A, C & I shares is sourced from the prospectuses dated March 31, 2009.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

Sentinel Growth Leaders Fund

Fund Profile
at November 30, 2009

Top Sectors

Sector	Percent of Net Assets

Materials	19.7%

Information Technology	16.1%

Consumer Staples	12.8%

Energy	12.0%

Consumer Discretionary	11.2%

Financials	8.2%

Health Care	7.4%

Industrials	5.1%

Top 10 Holdings*

Description	Percent of Net Assets

McDonald’s Corp.	4.2%

BHP Billiton Ltd.	4.2%

Colgate-Palmolive Co.	4.1%

JM Smucker Co.	4.1%

Peabody Energy Corp.	4.1%

Visa, Inc.	4.0%

Roche Holding AG	4.0%

Praxair, Inc.	3.9%

Int’l. Business Machines Corp.	3.8%

SPDR Gold Trust	3.8%

Total of Net Assets	40.2%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2009

	Shares	Value (Note 2)

Domestic Common Stocks 78.5%
Consumer Discretionary 11.2%
Home Depot, Inc.	47,000	$1,285,920
McDonald’s Corp.	24,000	1,518,000
Yum! Brands, Inc.	35,000	1,234,450

		4,038,370

Consumer Staples 12.8%
Colgate-Palmolive Co.	17,800	1,498,582
JM Smucker Co.	25,000	1,477,000
PepsiCo, Inc.	18,000	1,119,960
Wal-Mart Stores, Inc.	10,000	545,500

		4,641,042

Energy 9.9%
Peabody Energy Corp.	33,200	1,476,072
Schlumberger Ltd.	20,000	1,277,800
Suncor Energy, Inc.	23,000	832,830

		3,586,702

Financials 8.2%
BlackRock, Inc.	4,000	908,320
JPMorgan Chase & Co.	25,000	1,062,250
Northern Trust Corp.	20,200	999,900

		2,970,470

Health Care 3.5%
Gilead Sciences, Inc. *	23,000	1,059,150
Medtronic, Inc.	5,000	212,200

		1,271,350

Industrials 5.1%
Donaldson Co., Inc.	9,900	420,750
Emerson Electric Co.	30,000	1,242,300
Jacobs Engineering Group, Inc. *	5,000	174,950

		1,838,000

Information Technology 16.1%
ANSYS, Inc. *	20,000	778,800
Cisco Systems, Inc. *	35,000	819,000
Intel Corp.	40,000	768,000
Int’l. Business Machines Corp.	11,000	1,389,850
Microsoft Corp.	20,000	588,200
Visa, Inc.	18,000	1,458,000

		5,801,850

Materials 11.7%
Freeport-McMoRan Copper & Gold, Inc.	15,000	1,242,000
Monsanto Co.	10,000	807,500
Potash Corp. of Saskatchewan, Inc.	7,000	786,940
Praxair, Inc.	17,000	1,394,510

		4,230,950

Total Domestic Common Stocks (Cost $23,863,232)		28,378,734

Exchange Traded Funds 3.8%
Materials 3.8%
SPDR Gold Trust *
(Cost $899,714)	12,000	1,387,800

Foreign Stocks & ADR’s 10.2%
Australia 4.2%
BHP Billiton Ltd. ADR	20,000	1,506,000

Brazil 2.1%
Petroleo Brasileiro SA ADR	15,000	769,200

Switzerland 3.9%
Roche Holding AG ADR	35,000	1,433,600

Total Foreign Stocks & ADR’s
(Cost $2,800,239)		3,708,800

	Principal Amount (M=$1,000)
Corporate Short-Term Notes 2.8%
Chevron Texaco Funding Corp.
0.07%, 12/01/09 (Cost $1,000,000)	1,000M	1,000,000

Total Investments 95.3%
(Cost $28,563,185)†		34,475,334
Other Assets in Excess of Liabilities 4.7%		1,686,155

Net Assets 100.0%		$36,161,489

*	Non-income producing

†

Cost for federal income tax purposes is $28,783,506. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $5,691,828 of which $6,340,663 related to appreciated securities and $648,835 related to depreciated securities.

ADR -	American Depository Receipt

SPDR	- Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund
(Unaudited)

For the year ended November 30, 2009, the Sentinel International Equity Fund, Class A shares, returned 40.97%,* which outpaced the 37.72% total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index1 (MSCI EAFE Index). The Fund’s return exceeded the Morningstar Foreign Large Blend category’s2 increase of 38.30%. In comparison, the total return of the S&P 500 Index3 was 25.39% for the period.

Global stocks recovered substantially over the last 12 months, as unprecedented monetary and fiscal stimulus efforts took hold around the world. Nevertheless, 2009 proved a difficult year, economically, for most countries and regions. Only a few countries, most notably China and India, escaped economic contraction in the period. And while the world appeared to exit recession, technically, toward the end of the third calendar quarter, the pace of recovery remained slow and uneven among the developed economies of Europe, North America and Asia. At the heart of the global recession was a significant contraction in lending by the world’s largest financial institutions, caused by major bank failures, such as Lehman Brothers, and increased capital adequacy ratios required by central bankers in the wake of government-funded rescue measures. Consumers and corporations were forced to reduce borrowings and shrink balance sheets. The result was increased unemployment levels, rising mortgage and credit card defaults, and falling residential and commercial real estate values. As the end of calendar 2009 approached, many of these measures remained in negative territory, although the downward trend was abating.

In the early months of 2009, we argued that the two critical economies for global economic recovery were the United States and China. As the world’s single largest economy and biggest consuming nation, the U.S. influenced global trade and consumption trends. The deep U.S. recession, particularly in areas such as retailing, housing and auto manufacturing, had broad ramifications across global economic sectors, and few major multi-national firms were immune to the drop in U.S. consumption trends. Nevertheless, “green shoots” of recovery were visible by the end of 2009, and economic forecasts showed positive growth assumptions for 2010.

China, in contrast, was in a stronger fiscal position to stimulate domestic consumption and investment spending. By easing restrictions on consumer credit availability and accelerating infrastructure development projects, China was able to restore its growth rate faster than many economists projected, despite continued malaise in its export sector. Demand from China for industrial and agricultural commodities, as well as for consumer goods, building materials and capital equipment, helped make up the shortfall in demand from the West. Importantly, it appeared likely that China would exit 2009 as the world’s second largest economy, surpassing Japan, and become the world’s number one buyer of many consumer items from mobile telephones to automobiles.

Throughout the fiscal year, the International Equity Fund’s portfolio reflected our belief that China would re-accelerate, helping many of its major trading partners, as well as our concern that the global financial system would remain constrained and the de-leveraging process would continue to result in muted

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An investment cannot be made directly in an index.

2 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

3 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

Sentinel International Equity Fund

global inflationary pressures. Over the course of the year, we maintained 15-20% of the Fund in non-EAFE emerging and developed countries, including Brazil, India, Canada, South Korea and Taiwan. Approximately 10% of the Fund was invested in “Greater China” stocks including mainland China- and Hong Kong-related companies, primarily listed on the Hong Kong Stock Exchange. The non-EAFE exposure was the largest contributor to outperformance versus the benchmark in the one-year period, as stocks in the emerging countries significantly outpaced the rise in developed country stocks.

On a sector basis, the key to the Fund’s outperformance was stock selection, in particular among Financials, Consumer Discretionary and Technology stocks. Investors perceived that a stabilization of asset values and improving credit conditions were taking hold, spurring bottom-fishing among the depressed financial services stocks, especially in Europe. Throughout the year, we maintained an underweight exposure to the Financials, relative to the EAFE benchmark, based on longer-term concerns about increased regulations, uncertain asset values and reduced flexibility with respect to higher-margin products. Instead, we chose to overweight technology stocks given expectations of new product cycles and the industry’s ability to adjust more quickly to economic shifts. While technology stocks in the benchmark underperformed the broader index, the stocks chosen for the International Equity Fund outperformed both the sector and the index. Similar to Financials, we were underweight the outperforming Consumer Discretionary sector, avoiding most of the auto-related stocks, specifically; yet the preference for Asia-related consumer picks resulted in positive attribution from the sector. Given the strength of the market rebound, we were not surprised to see more defensive sectors lag, such as Consumer Staples, Telecommunications, Utilities and Healthcare. For the most part, positive stock selection offset the negative sector exposure, with the exception of Healthcare, in which negative stock selection caused the largest single negative sector attribute in the portfolio.

Even as the world’s economies appear to be exiting recession, considerable challenges exist. In particular, further de-leveraging and fiscal constraints, especially among developed countries, are likely to lead to slower potential growth. We expect the U.S. to post faster rates of growth than its G-7 peers, but remain below its long-term trend line. China clearly demonstrated its ability to stimulate domestic growth. It must now demonstrate the ability to manage that growth at a rate suitable to contain inflationary pressures and avoid asset and stock market bubbles. Thus, we do not expect to see the same double-digit rates of growth from China we experienced in the past decade. Nevertheless, global economic re-balancing will continue with the Asian region increasing its relative size in the global economic pie. Over the long-term, we expect global stock performance to reflect the shifting balance, as well.

Sentinel International Equity Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares, Class B shares and Class C shares)

November 30, 1999 – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)

November 30, 1999 – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class B shares		Class C shares		Class I shares

	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	Class	Symbol

1 year	40.97%	33.98%	38.49%	34.49%	38.87%	37.87%	41.33%	A	SWRLX
3 years	-4.59	-6.21	-5.83	-6.62	-5.69	-5.69	-4.36	B	SEWBX
5 years	3.87	2.80	2.59	2.26	2.66	2.66	4.02	C	SWFCX
10 years	3.12	2.59	2.42	2.42	1.82	1.82	3.20	I	SIIEX

Inception Date of the Fund – 3/1/93

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the index does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel International Equity Fund Class A, B, C, & I shares; A – 1.45%, B – 2.52%, C – 2.43%, I –1.04%. Expense ratio data for Class A, B, C & I shares is sourced from the prospectuses dated March 31, 2009.

Certain Sentinel Funds have adopted a redemption fee. For the International Equity Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An investment cannot be made directly in an index.

Sentinel International Equity Fund

Fund Profile
at November 30, 2009

Sector Weightings

Sector	Percent of Net Assets

Financials	19.3%

Consumer Staples	13.3%

Industrials	11.9%

Information Technology	10.1%

Consumer Discretionary	10.2%

Materials	10.0%

Energy	7.9%

Health Care	7.4%

Telecommunication Services	5.6%

Utilities	3.4%

Top Geographical Weightings

Country	Percent of Net Assets

Japan	15.5%

United Kingdom	14.9%

France	10.5%

Switzerland	10.0%

Germany	9.3%

China	6.9%

Spain	5.1%

Singapore	3.3%

Hong Kong	3.3%

Canada	2.6%

Top 10 Holdings*

Description	Percent of Net Assets

Nestle SA	3.1%

Fresenius SE	3.0%

Telefonica SA	2.3%

Singapore Technologies Engineering Ltd.	2.2%

Standard Chartered PLC	2.2%

China Life Insurance Co Ltd.	2.0%

WPP PLC	2.0%

BG Group PLC	1.9%

Uni-Charm Corp.	1.8%

Komatsu Ltd.	1.8%

Total of Net Assets	22.3%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2009

	Shares	Value (Note 2)

Domestic Common Stocks 2.6%
Energy 1.3%
EnCana Corp.	39,500	$2,128,260

Materials 1.3%
Potash Corp. of Saskatchewan, Inc.	18,000	2,023,560

Total Domestic Common Stocks
(Cost $4,811,025)		4,151,820

Foreign Stocks & ADR’s 96.5%
Australia 2.5%
BHP Billiton Ltd. (b)	65,000	2,450,419
Sims Group Ltd. (b)	78,000	1,516,698

		3,967,117

Brazil 1.6%
Vale SA ADR	91,000	2,608,970

China 6.9%
China Life Insurance Co Ltd. (b)	650,000	3,270,634
China Mobile Ltd. ADR	30,000	1,406,100
Industrial & Commercial Bank of China (b)	2,400,000	2,026,689
Shandong Weigao Group Medical Polymer Co Ltd. (b)	325,000	1,148,872
Tencent Holdings Ltd. (b)	70,000	1,293,767
Want Want China Holdings Ltd. (b)	3,000,000	2,097,181

		11,243,243

Denmark 1.0%
Novo Nordisk A/S ADR	25,000	1,668,000

Finland 2.0%
Fortum Oyj (b)	70,000	1,779,285
Nokia Oyj (b)	110,000	1,457,487

		3,236,772

France 10.5%
Air Liquide (b)	16,000	1,859,662
AXA SA (b)	86,666	2,083,322
BNP Paribas (b)	23,100	1,917,590
Bouygues SA (b)	40,000	1,990,727
Electricite de France (b)	30,000	1,733,565
Groupe Danone (b)	42,088	2,514,603
Lafarge SA (b)	26,668	2,198,789
Total SA ADR	45,000	2,798,550

		17,096,808

Germany 9.3%
Allianz SE ADR	137,000	1,698,800
Bayer AG (b)	22,500	1,725,578
Fresenius SE (b)	83,000	4,798,255
MAN AG (b)	22,000	1,802,997
RWE AG (b)	22,000	2,021,802
SAP AG (b)	22,000	1,049,239
Siemens AG (b)	20,000	1,962,125

		15,058,796

Greece 0.8%
National Bank of Greece SA (b)	45,000	1,333,790

Hong Kong 3.3%
Cheung Kong Holdings Ltd. (b)	200,000	2,512,221

The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund

	Shares	Value (Note 2)

Li & Fung Ltd. (b)	700,000	$2,815,550

		5,327,771

India 2.2%
Bharti Airtel Ltd. (b)	210,000	1,353,022
ICICI Bank Ltd. ADR	60,000	2,232,000

		3,585,022

Israel 1.5%
NICE Systems Ltd. ADR *	80,000	2,424,800

Italy 1.3%
Saipem SpA (b)	63,815	2,059,365

Japan 15.5%
Canon, Inc. (b)	50,000	1,911,101
East Japan Railway Co. (b)	21,000	1,476,232
Jupiter Telecommunications Co Ltd. (b)	2,900	2,729,525
Komatsu Ltd. (b)	145,000	2,837,496
Mitsubishi Corp. (b)	112,000	2,512,017
Mitsui Fudosan Co Ltd. (b)	100,000	1,705,172
Nidec Corp. (b)	30,000	2,615,043
Nintendo Co Ltd. (b)	4,700	1,149,542
Shiseido Co Ltd. (b)	92,000	1,811,187
Sumitomo Mitsui Financial
Group, Inc. (b)	45,500	1,487,423
Toyota Motor Corp. (b)	52,000	2,046,232
Uni-Charm Corp. (b)	28,000	2,851,134
		25,132,104

Netherlands 1.2%
Unilever NV * (b)	61,000	1,866,347

Singapore 3.3%
Singapore Technologies Engineering Ltd. (b)	1,650,000	3,616,631
Wilmar Int’l. Ltd (b)	379,000	1,728,568

		5,345,199

South Korea 2.3%
LG Electronics, Inc. (b)	15,000	1,326,599
Samsung Electronics Co Ltd. (b)	4,000	2,473,206

		3,799,805

Spain 5.1%
Banco Santander SA ADR	115,000	1,989,500
Inditex SA (b)	40,000	2,548,298
Telefonica SA ADR	43,000	3,725,090

		8,262,888

Switzerland 10.0%
ABB Ltd. (b)	100,000	1,836,236
Credit Suisse Group (b)	40,000	2,085,505
Julius Baer Group Ltd.	34,000	1,122,107
Nestle SA (b)	105,000	4,964,314
Novartis AG (b)	30,000	1,666,793
Roche Holding AG (b)	16,500	2,695,978
Swatch Group AG (b)	7,000	1,768,920

		16,139,853

Taiwan 1.3%
Hon Hai Precision Industry Co Ltd. (b)	510,485	2,150,717

United Kingdom 14.9%
BAE Systems PLC (b)	300,000	1,622,432
BG Group PLC (b)	168,000	3,054,175
BP PLC (b)	290,000	2,753,596
Diageo PLC (b)	119,300	2,014,367
HSBC Holdings PLC (b)	172,408	2,019,608
Johnson Matthey PLC (b)	67,000	1,636,984
Standard Chartered PLC (b)	146,263	3,585,250
Tesco PLC (b)	240,000	1,671,172
Vodafone Group PLC (b)	1,135,000	2,560,475
WPP PLC (b)	340,000	3,190,620
		24,108,679

Total Foreign Stocks & ADR’s
(Cost $144,099,121)		156,416,046

	Principal Amount (M=$1,000)

Corporate Short-Term Notes 1.2%
Toyota Motor Credit
0.11%, 12/02/09
(Cost $1,999,994)	2,000M	1,999,994

Total Investments 100.3%
(Cost $150,910,140)†		162,567,860
Excess of Liabilities Over
Other Assets (0.3)%		(454,956)

Net Assets 100.0%		$162,112,904

*	Non-income producing

†

Cost for federal income tax purposes is $153,598,388. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $8,969,472 of which $23,218,572 related to appreciated securities and $14,249,100 related to depreciated securities.

(b)	Fair valued.

ADR	American Depository Receipt

At November 30, 2009, the following forward foreign currency contract was outstanding:

Contract Description	Local Currency	Value of Contract When Opened (Local Currency)	Value of Contract When Opened (US Dollars)	Market Value of Contracts (US Dollars)	Unrealized Appreciation/ (Depreciation) (US Dollars)

Contract to buy:
Euro, Exp. 12/04/09	EUR	79,325	$118,417	$119,111	$694

Sentinel Mid Cap Growth Fund
(Unaudited)

The Sentinel Mid Cap Growth Fund Class A shares posted a return for the fiscal year ending November 30, 2009 of 26.27%,* which lagged the 38.59% return of the Russell Midcap Index. In comparison the Russell Midcap Growth Index1 rose 42.83%, while the average fund in the Morningstar Mid-Cap Growth category2 increased by 35.24%.

For the first two months of 2009, the markets began to repeat their performance in 2008. Then, just as in previous recessions, they began to show signs of recovery before the data were actually reflected in economic indicators. Market leadership emerged from companies with high debt, high beta, and low returns on equitywhat is known as a low-quality rally; again, typically what leads after a big downturn. Most stocks were being bought by stock price (any stock lower than $5.00), in itself, rather than the true fundamentals of the company.

Mid Caps, in particular, had a great year, with all of the 10 major sub segments of the Russell Midcap posting gains. These results were contrary to those in 2008, for which every sector posted significant declines. For the 11 months ended November 30, 2009, growth stocks significantly outpaced value stocks, evidenced by the 37.8% return of the Russell Midcap Growth Index vs. the 27.5% return of the Russell Midcap Value Index.4 On an absolute basis, the best returns for the Russell Midcap Index were seen in Consumer Discretionary, Energy, Information Technology, and Materials.

For the fiscal year, our underperformance relative to the Russell Midcap Index was driven by our stock selection versus our sector weights. This, again, was driven by two factors: the performance of growth vs. value stocks and the significant outperformance of mid-cap vs. small-cap stocks. As noted in the previous paragraph, growth handily beat value stocks in 2009, and our process tends to look at more conservative and high-quality growth companies, which are generally tilted more towards the “value” side of the growth style box. Second, the Russell Midcap Index was up 32.9% vs. the 17.7% return of the Russell 2000 for the November 30 year-to date period, which is a differential of 15.2%. Our fund was positioned with a greater exposure to small-capitalization companies than the index, as we continued to see value within these companies. We will continually assess our exposure within the Mid Cap space, although we feel our process will succeed in the long term, and our team will continue to look for high-quality companies at a reasonable price.

On a sector basis, our holdings in Energy and Materials demonstrated good stock selection. Our holdings within our Equipment and Services Industry groups within the Energy sector performed well. Our Energy holdings in Weatherford International Ltd, Core Laboratories N.V., and National Oilwell Varco Inc. performed especially well. Within the Materials Sector our holdings within the Metals & Mining Industry did very well with robust performance from Freeport-McMoRan Copper & Gold Inc. and Steel Dynamics Inc. Our Consumer Discretionary Sector was the hardest hit against the Russell Midcap Index, as we anticipated that the consumer recovery would not take place until mid-year, and therefore fell especially behind the Retail Industry.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

2 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

3 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. An investment cannot be made directly in an index.

4 The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Mid Cap Growth Fund

In the interim, we plan to continue to search for companies which we believe are, or will be, leaders in their industry and can demonstrate strong earnings growth and/or product cycles over the next several years. We are paying particular attention to conservative balance sheets and cash generation which preclude the need for external funding in tight credit markets. The Sentinel Mid Cap Growth Fund continues to be constructed as a well-diversified portfolio of high-quality companies, which we believe have strong fundamentals and reasonable valuations.

Sentinel Mid Cap Growth Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A, Class B and Class C shares)

November 30, 1999 – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)

November 30, 1999 – November 30, 2009

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

The performance of Class C shares prior to their inception on March 30, 2000 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s estimated higher expenses.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. The performance of Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Mid Cap Growth Fund Class A, B, C, & I shares; A – 1.45%, B – 2.71%, C – 2.57%, I – 0.99%. Expense ratio data for Class A, B, C & I shares is sourced from the prospectuses dated March 31, 2009.

Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization for the Russell 1000 Index. The Mid Cap Growth Fund is replacing the Russell Midcap Growth Index with the Russell Midcap Index because Sentinel believes the Russell Midcap Index is a more appropriate measure of the Fund’s current investment strategy.

The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Mid Cap Growth Fund

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class B shares		Class C shares		Class I shares

	Without	With Max	Without	With Max	Without	With Max	Without
	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Class	Symbol

1 year	26.27%	19.96%	24.10%	20.10%	24.06%	23.06%	26.59%	A	SNTNX
3 years	-7.40	-8.96	-8.72	-9.64	-8.67	-8.67	-7.15	B	SMGBX
5 years	-2.10	-3.11	-3.33	-3.72	-3.37	-3.37	-1.94	C	SMGCX
10 years	-0.87	-1.38	-1.48	-1.48	-2.13	-2.13	-0.79	I	SIMGX

Inception Date of the Fund - 9/15/69

Note that Fund performance for Class A shares in the preceding graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the preceding graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the preceding graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

The performance of Class C shares prior to their inception on March 30, 2000 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s estimated higher expenses.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. The performance of Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Mid Cap Growth Fund Class A, B, C, & I shares; A – 1.45%, B – 2.71%, C – 2.57%, I – 0.99%. Expense ratio data for Class A, B, C & I shares is sourced from the prospectuses dated March 31, 2009.

Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Mid Cap Growth Fund

Fund Profile
at November 30, 2009

Top Sectors

Sector	Percent of Net Assets

Information Technology	20.5%

Health Care	17.5%

Industrials	16.5%

Financials	14.0%

Consumer Discretionary	12.0%

Energy	6.7%

Consumer Staples	5.0%

Materials	4.4%

Utilities	1.4%

Telecommunication Services	0.7%

Top 10 Holdings*

Description	Percent of Net Assets

Waste Connections, Inc.	1.8%

Nuance Communications, Inc.	1.8%

Dolby Laboratories, Inc.	1.7%

Endurance Specialty Holdings Ltd.	1.6%

Activision Blizzard, Inc.	1.6%

NICE Systems Ltd.	1.5%

Cognizant Technology Solutions Corp.	1.5%

Express Scripts, Inc.	1.5%

ANSYS, Inc.	1.4%

ITC Holdings Corp.	1.4%

Total of Net Assets	15.8%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2009

	Shares	Value (Note 2)

Domestic Common Stocks 93.7%
Consumer Discretionary 12.0%
Coach, Inc.	25,000	$868,750
Darden Restaurants, Inc.	30,000	942,900
GameStop Corp. *	38,300	934,903
Gildan Activewear, Inc. *	33,600	648,144
LKQ Corp. *	29,000	505,470
Matthews Int’l. Corp.	17,300	599,272
Morningstar, Inc. *	11,500	533,140
O’Reilly Automotive, Inc. *	15,500	601,090
Phillips-Van Heusen Corp.	9,600	384,000
Strayer Education, Inc.	5,550	1,096,125
TJX Cos., Inc.	12,180	467,468
Tractor Supply Co. *	20,000	933,800
VF Corp.	15,700	1,141,704
WMS Industries, Inc. *	14,000	544,320

		10,201,086

Consumer Staples 5.0%
Alberto-Culver Co.	26,700	751,605
Chattem, Inc. *	6,400	421,376
Church & Dwight Co., Inc.	14,800	873,792
Flowers Foods, Inc.	35,700	817,173
HJ Heinz Co.	11,000	466,950
McCormick & Co., Inc.	27,100	966,928

		4,297,824

Energy 6.7%
Core Laboratories NV	8,100	860,625
National Oilwell Varco, Inc.	18,900	813,078
Petrohawk Energy Corp. *	33,600	750,624
Range Resources Corp.	20,200	952,026
Southwestern Energy Co. *	26,700	1,173,732
Weatherford Int’l. Ltd. *	70,700	1,180,690

		5,730,775

Financials 11.7%
Affiliated Managers Group, Inc. *	13,100	854,251
Cullen/Frost Bankers, Inc.	18,430	885,009
Endurance Specialty Holdings Ltd.	36,900	1,379,691
HCC Insurance Holdings, Inc.	43,400	1,134,042
Investment Technology Group, Inc. *	39,220	715,765
Northern Trust Corp.	18,400	910,800
People’s United Financial, Inc.	49,400	804,726
RLI Corp.	4,100	206,763
Signature Bank *	31,100	963,478
Stifel Financial Corp. *	300	16,116
The Travelers Cos., Inc.	16,500	864,435
Willis Group Holdings Ltd.	22,100	600,015
WR Berkley Corp.	26,300	649,873

		9,984,964

Health Care 16.3%
Beckman Coulter, Inc.	10,120	657,395
Bio-Rad Laboratories, Inc. *	8,786	849,518
CR Bard, Inc.	10,500	863,205
Dentsply Int’l., Inc.	27,580	918,966
Endo Pharmaceuticals Holdings, Inc. *	18,700	411,961
Express Scripts, Inc. *	14,600	1,252,680
Gen-Probe, Inc. *	20,400	850,476
IDEXX Laboratories, Inc. *	12,500	625,625
Illumina, Inc. *	23,090	667,763
Life Technologies Corp. *	21,100	1,050,358
MedAssets, Inc. *	30,800	718,872
Mettler-Toledo Int’l., Inc. *	9,500	945,060
NuVasive, Inc. *	20,600	668,470
Resmed, Inc. *	13,500	678,645
St. Jude Medical, Inc. *	24,600	903,066
Techne Corp.	13,000	882,440
Varian Medical Systems, Inc. *	20,700	967,518

		13,912,018

Industrials 16.5%
Ametek, Inc.	24,200	884,752
CH Robinson Worldwide, Inc.	8,800	490,512
Cintas Corp.	24,500	688,205
Copart, Inc. *	29,000	940,180
Equifax, Inc.	20,800	595,920

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Growth Fund

	Shares	Value (Note 2)

Expeditors Int’l. of Washington, Inc.	18,200	$581,126
Fastenal Co.	17,700	656,316
Healthcare Services Group, Inc.	42,250	831,902
IHS, Inc. *	17,600	884,928
Iron Mountain, Inc. *	30,110	722,640
ITT Corp.	13,400	693,048
Jacobs Engineering Group, Inc. *	15,700	549,343
Precision Castparts Corp.	9,100	943,488
Quanta Services, Inc. *	19,000	356,250
Ritchie Bros Auctioneers, Inc.	37,800	900,396
Roper Industries, Inc.	14,400	749,376
Stericycle, Inc. *	19,600	1,072,708
Waste Connections, Inc. *	48,550	1,575,448

		14,116,538

Information Technology 19.0%
Activision Blizzard, Inc. *	117,200	1,334,908
Amdocs Ltd. *	27,000	713,610
Amphenol Corp.	14,400	593,280
ANSYS, Inc. *	30,800	1,199,352
Citrix Systems, Inc. *	29,800	1,137,764
Cognizant Technology Solutions Corp. *	28,900	1,269,577
Concur Technologies, Inc. *	16,800	622,608
Dolby Laboratories, Inc. *	32,500	1,453,400
FLIR Systems, Inc. *	31,700	909,790
Harris Corp.	18,500	812,150
Intersil Corp.	42,800	552,976
McAfee, Inc. *	26,300	1,003,345
Nuance Communications, Inc. *	99,300	1,508,367
Open Text Corp. *	25,500	970,785
Polycom, Inc. *	39,300	847,308
Power Integrations, Inc.	20,100	675,159
Trimble Navigation Ltd. *	25,700	573,881

		16,178,260

Materials 4.4%
AptarGroup, Inc.	22,570	815,228
Ecolab, Inc.	11,200	502,992
Freeport-McMoRan Copper & Gold, Inc.	10,100	836,280
Pactiv Corp. *	24,000	584,400
Sigma-Aldrich Corp.	2,000	106,680
Steel Dynamics, Inc.	51,700	874,764

		3,720,344

Telecommunication Services 0.7%
American Tower Corp. *	14,000	572,880

Utilities 1.4%
ITC Holdings Corp.	26,800	1,191,796

Total Domestic Common Stocks
(Cost $68,499,655)		79,906,485

Foreign Stocks & ADR’s 2.7%
Israel 1.5%
NICE Systems Ltd. ADR *	42,600	1,291,206

United Kingdom 1.2%
Shire Ltd. ADR	18,000	1,059,660

Total Foreign Stocks & ADR’s (Cost $1,920,958)		2,350,866

Real Estate Investment Trusts 2.3%
Financials 2.3%
Digital Realty Trust, Inc. (b)	21,200	1,031,592
Home Properties, Inc. (b)(c)	21,200	952,516

Total Real Estate Investment Trusts
(Cost $1,409,488)		1,984,108

	Principal Amount (M=$1,000)

Corporate Short-Term Notes 1.8%
Chevron Texaco Funding Corp.
0.07%, 12/01/09
(Cost $1,500,000)	1,500M	1,500,000

Total Investments 100.5%
(Cost $73,330,101)†		85,741,459
Excess of Liabilities Over Other Assets (0.5)%		(431,472)

Net Assets 100.0%		$85,309,987

*	Non-income producing.

†

Cost for federal income tax purposes is $73,979,972. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $11,761,487 of which $14,281,747 related to appreciated securities and $2,520,260 related to depreciated securities.

(b)	Real Estate Investment Trust

(c)	Return of capital paid during the fiscal period.

ADR	-	American Depository Receipt

Sentinel Mid Cap Value Fund
(Unaudited)

The Sentinel Mid Cap Value Fund Class A shares returned 34.00%* for the fiscal year ending November 30, 2009. This compared to the Russell Midcap Value Index,1 which returned 33.74% for the same time period. The Fund’s outperformance relative to its benchmark was driven by positive relative performance in the Energy, Industrials, Consumer Staples, Financials and Utilities sectors. Outperformance was partially offset by underperformance in the Materials, Consumer Discretionary, Health Care, Information Technology and Telecomm Services sectors.

Starting in March, the equity markets staged an impressive recovery, fueled by a powerful cocktail of liquidity and the prospects of favorable earnings results from corporations. The monetary infusion came at unprecedented levels, courtesy of the Federal Reserve, while the earnings optimism emanated from the easy comparisons companies will face in measuring results against those from near-meltdown conditions of the second half of 2008 and early 2009.

The robust nature of the stock market recovery - more than a 50% advance since the market troughed in March - raises legitimate and timely questions about the sustainability of the advance. We believe two principal factors - government policy and consumer behavior - will determine the answers.

Government Policy:

Perhaps more than at any time since the Great Depression, federal government initiatives will define the direction and force of the economy. Our government’s recent intervention, through unparalleled monetary and fiscal stimulus, staved off financial and economic collapse. While a stabilization of the system has been accomplished, the actions that brought it about have imposed new challenges that must be addressed if our economy is to continue to recover.

Having injected massive liquidity into the system, monetary authorities now must calculate an exit strategy that neither undermines growth through premature withdrawal of liquidity nor unleashes inflationary pressures due to delays in restoring the monetary base to an appropriate and disciplined level.

In addition, while the $787 billion fiscal stimulus program has helped stabilize the economy, it has added to budget deficits that are now projected to reach almost $1 trillion in each of the next ten years. Even with reasonable economic growth in the years ahead, deficits at this level are inconsistent with a sound economy, particularly for a country whose position of leadership is tied to its standing as the world’s reserve currency. To meet our social, financial, and geopolitical commitments and obligations in the years ahead, we will need to reduce our federal budget deficit to a sustainable level. The necessary reduction of the deficit - perhaps by half - will be difficult to accomplish, particularly while the economy remains fragile. The primary fiscal tools, taxing and spending, carry significant political as well as policy complications.

Tax increases hold limited potential to close the projected deficits because of the contractionary force they would exert on economic growth. While raising taxes on the wealthy holds political appeal (households with annual income over $200,000 represent only 4.5% of U.S. households), the economic effects would likely be counterproductive. These taxpayers account for more than 30% of disposable consumer income, and increasing their tax burden may reasonably be expected to slow consumer spending.

*	Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Mid Cap Value Fund

A tightening of federal spending also has drawbacks as it would risk hastening the end of recovery and moving a still-tentative economy back into recession. From a political perspective, meaningful spending reductions are difficult even in times of economic strength as individual programs tend to foster powerful constituencies, reinforced by interwoven coalitions.

In the absence of easy and painless solutions to deficit reduction, policy makers would be well advised to identify opportunities for tradeoffs that would prove, on a net basis, to be stimulative of both economic growth and tax receipts. An administration seeking to implement its policy initiatives will increasingly find itself constrained by the need to control deficits and foster growth.

Consumer Behavior:

For the equity markets’ advance to continue, investors will likely require evidence of sustainable corporate profit growth - both through and beyond the current period of easy quarter-to-quarter comparisons. So far, earnings improvements have largely reflected the benefits of corporate cost-cutting initiatives and the restocking of inventories.

Durable top line growth throughout the economy ultimately depends on the availability and use of private credit to finance increased consumer spending. To date, this has not occurred. Consumer confidence, while having rebounded from extremely depressed levels, remains low due to meaningful deterioration of net worth, high debt relative to disposable personal incomes, the threat of higher taxes, stringent lending terms from financial intermediaries, continued high unemployment and still-falling home prices. Surveys show that only a small proportion of consumers are prepared to increase spending meaningfully. This situation needs to change for corporate profits to demonstrate vitality beyond the first quarter of 2010.

Short-Term Recovery, Long-Term Value Creation:

Liquidity driven markets, such as those we have experienced this year, generally are characterized by lower-quality securities outperforming higher-grade investments. In this environment we might expect our performance to be challenged. For the year to date, however, the portfolio has experienced relative outperformance. In part, this reflects the recoveries in positions that declined in 2008 as a consequence of the forced deleveraging that occurred at the height of the financial crisis. We expected a fundamentals-based recovery for quality investments once the forced deleveraging had run its course, and a fair measure of this has occurred.

We remain extremely positive on the long-term prospects for value creation at the companies in the portfolio. Recent developments have, in our judgment, strengthened the longer-term fundamental position of several businesses in the portfolio and we have, or plan to, add to these investments.

Sentinel Mid Cap Value Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)
From Inception – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)
From Inception – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class C shares		Class I shares

	Without	With Max	Without	With Max	Without
	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Class	Symbol

1 year	34.00%	27.24%	33.17%	32.17%	34.97%	A	SYVAX
3 years	-5.77	-7.36	-6.42	-6.42	-5.23	C	SYVCX
5 years	2.22	1.18	1.47	1.47	2.66	I	SYVIX
Since inception	8.22	7.65	7.45	7.45	8.59

Inception Date of the Fund – 4/03/00

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the index does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Mid Cap Value Fund is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which commenced operations on April 3, 2000. Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Class A or Class C shares, as applicable, adjusted for the current maximum sales load. Performance from October 12 to October 24, 2001 is based on the Synovus Mid Cap Value Fund’s Institutional Class shares, adjusted for the current maximum sales load and higher expenses. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and the current maximum sales load. Performance has not been adjusted for the higher 12b-1 fee of the Fund’s Class A shares as compared to the Synovus Mid Cap Value Fund’s Class A shares. If it had, returns would be lower. For the Mid Cap Value Fund Class I shares performance from October 12, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Institutional Class shares. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses.

The following are total annual operating expense ratios for Sentinel Mid Cap Value Fund Class A, C, & I shares; A – 1.50%, C – 2.23%, I – 0.94%. Expense ratio data for Class A, C & I shares is sourced from the prospectuses dated March 31, 2009.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Mid Cap Value Fund

Fund Profile
at November 30, 2009

Top Sectors

Sector	Percent of Net Assets

Energy	17.1%

Financials	14.4%

Health Care	14.2%

Consumer Discretionary	12.7%

Industrials	12.3%

Information Technology	7.7%

Consumer Staples	7.3%

Telecommunication Services	4.5%

Materials	3.5%

Top 10 Holdings*

Description	Percent of Net Assets

Golar LNG Ltd.	7.6%

Arch Capital Group Ltd.	6.6%

Laboratory Corp of America Holdings	6.3%

Willis Group Holdings Ltd.	6.0%

Ralcorp Holdings, Inc.	5.2%

Waste Connections, Inc.	5.0%

IAC/InterActiveCorp	4.2%

NeuStar, Inc.	3.5%

Int’l. Flavors & Fragrances, Inc.	3.5%

Arrow Energy Ltd.	3.4%

Total of Net Assets	51.3%

* “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2009

	Shares	Value (Note 2)

Domestic Common Stocks 87.0%
Consumer Discretionary 12.7%
DIRECTV *	52,408	$1,657,665
Discovery Communications, Inc. Series A *	155,500	4,968,225
Discovery Communications, Inc. Series C *	203,500	5,706,140
Eastman Kodak Co.	536,560	2,173,068
Liberty Media Corp - Starz *	5,240	250,734
Lions Gate Entertainment Corp. *	678,624	3,386,334
News Corp.	445,450	5,104,857

		23,247,023

Consumer Staples 7.3%
Kroger Co.	172,700	3,927,198
Ralcorp Holdings, Inc. *	163,608	9,476,175

		13,403,373

Energy 13.7%
Golar LNG Ltd.	1,111,329	13,969,406
Gulfmark Offshore, Inc. *	207,800	5,664,628
Paladin Energy Ltd. *	1,492,000	5,572,620

		25,206,654

Financials 14.4%
Arch Capital Group Ltd. *	174,350	12,187,065
Fidelity National Information Services, Inc.	48,350	1,092,710
Washington Federal, Inc.	110,550	2,105,978
Willis Group Holdings Ltd.	407,500	11,063,625

		26,449,378

Health Care 14.2%
Laboratory Corp of America Holdings *	158,150	11,538,624
Quest Diagnostics, Inc.	82,000	4,751,080
Thermo Fisher Scientific, Inc. *	122,450	5,783,313
Warner Chilcott PLC *	160,800	3,952,464

		26,025,481

Industrials 9.0%
Aegean Marine Petroleum Network, Inc.	129,500	3,480,960
Ingersoll-Rand Plc	110,800	3,918,996
Waste Connections, Inc. *	283,100	9,186,595

		16,586,551

Information Technology 7.7%
IAC/InterActiveCorp*	398,900	7,758,605
NeuStar, Inc. *	274,450	6,422,130

		14,180,735

Materials 3.5%
Int’l. Flavors & Fragrances, Inc.	157,300	6,405,256

Telecommunication Services 4.5%
Alaska Communications Systems Group, Inc.	663,000	4,846,530
SBA Communications Corp. *	103,500	3,316,140

		8,162,670

Total Domestic Common Stocks (Cost $139,203,502)		159,667,121

Foreign Stocks & ADR’s 6.7%
Australia 3.4%
Arrow Energy Ltd. * (b)	1,770,400	6,308,970

Norway 0.7%
Wilh Wilhelmsen ASA (b)	61,000	1,336,984

Singapore 2.6%
Keppel Corp. Ltd. ADR	397,150	4,688,356

Total Foreign Stocks & ADR’s (Cost $6,650,511)		12,334,310

	Principal Amount (M=$1,000)

Corporate Short-Term Notes 3.8%
Toyota Motor Credit 0.11%, 12/08/09	4,000M	3,999,914
UPS, Inc. 0.04%, 12/11/09	3,000M	2,999,967

Total Corporate Short-Term Notes (Cost $6,999,881)		6,999,881

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Value Fund

	Principal Amount (M=$1,000)	Value (Note 2)

U.S. Government Obligations 2.4%
Federal Home Loan Bank 2.4%
Agency Discount Notes: 0.05%, 12/03/09 (Cost $4,399,988)	4,400M	$4,399,988

Total Investments 99.9% (Cost $157,253,882) †		183,401,300
Other Assets in Excess of
Liabilities 0.1%		227,443

Net Assets 100.0%		$183,628,743

*	Non-income producing Cost for federal income tax purposes is $157,789,688.

†

At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $25,611,612 of which $36,455,742 related to appreciated securities and $10,844,130 related to depreciated securities.

(b)	Fair valued.

ADR	American Depository Receipt

Sentinel Short Maturity Government Fund
(Unaudited)

For the fiscal year ended November 30, 2009, the Sentinel Short Maturity Government Fund Class A shares returned 7.05%. * By comparison, the Barclays Capital 1-3 Year U.S. Government Bond1 and Mortgage-Backed Securities Indices2 returned 3.21% and 9.19% respectively. The Fund’s peer group, the Morningstar Short Government category3 returned 5.67% for the same period.

The investment objectives of the Fund are high current income and capital preservation. The Fund attempts to earn a competitive yield and rate of return between that of a money-market fund and intermediate government bond fund. The Fund invests solely in U.S. Governments securities, including its agencies and instrumentalities. The Fund is not a money-market fund and its Net Asset Value (NAV) does experience price fluctuations predominantly due to changes in interest rates and the value of its security holdings. At least 80% of the Fund’s net assets are invested in U.S. Government securities with average lives, at the time of purchase, of 3-years or less. The investment strategy is to be at least 95% of assets invested in all market environments, with a primary focus on yield, as the price appreciation/depreciation of short-maturity securities is fairly limited over a twelve-month investment horizon. In addition, yield and total return are highly and positively correlated for short duration instruments over short-term investment periods. The Fund’s target duration range is 1.0-to-2.0 years which allows for variations in mortgage-backed securities cash flow. Given its emphasis on yield, the Fund may temporarily lag in performance relative to U.S. Treasury securities if short-term interest rates decline sharply. The Fund relies heavily, if not exclusively, on Agency Mortgage-Backed Securities (MBS) for its income stream.

During the fiscal year, the Federal Reserve lowered short-term interest rates to essentially 0% to alleviate the global financial crisis. Over the twelve-month period, the U.S. Treasury 2-Year Note traded in a yield range of 0.65 to 1.40%. The Sentinel Short Maturity Government Fund outperformed both its primary performance benchmark, the Barclays Capital 1-3 Year U.S. Government Bond Index, and its Morningstar peer group by a comfortable margin. The Fund’s strong relative performance was a function of sector and security selection.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Barclays Capital 1-3 Year U.S. Government Bond Index is composed of securities from the Barclays Capital U.S. Government Bond Index with maturities between one and three years. An investment cannot be made directly in an index.

2 The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). An investment cannot bemade in an index.

3 An average of funds within the particular category as determined by Morning star based on investment styles as measured by their underlying portfolio holdings.

Sentinel Short Maturity Government Fund

Performance Notes (Unaudited)
Graph ending values are based upon an initial investment of $10,000, or $50,000 in the case of Class S shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)
November 30, 1999 – November 30, 2009

Growth of a $50,000 Investment (Class S shares)
November 30, 1999 – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class S shares

	Without Sales Charge	With Max Sales Charge	Without Sales Charge	Class	Symbol

1 year	7.05%	5.99%	6.61%	A	SSIGX
3 years	5.54	5.19	5.05	S	SSSGX
5 years	4.35	4.15	3.90
10 years	4.62	4.51	4.06

Inception Date of the Fund – 3/27/95

Note that Fund performance for Class A shares in the above graph and in Average Annual Total Returns with max sales charge reflects the maximum 1% sales charge effective January 1, 2009, and is not adjusted for a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008, and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

The performance of Class S shares prior to their inception on March 4, 2005 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class S shares do not charge a front-end sales charge and adjusted for Class S’s estimated higher expenses. Note that Fund performance for Class S shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply.

The following are total annual operating expense ratios for Sentinel Short Maturity Government Fund Class A & S shares; A – 1.04%, S – 1.45%. Expense ratio data for Class A & S shares is sourced from the prospectus dated March 31, 2009.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund’s investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital 1-3 Year U.S. Government Bond Index is composed of securities from the Barclays Capital U.S. Government Bond Index with maturities between one and three years. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). An investment cannot be made in an index.

Sentinel Short Maturity Government Fund

Fund Profile
at November 30, 2009

Average Effective Duration

Duration	Percent of Fixed Income Holdings

Less than 1 yr.	32.5%

1 yr. to 2.99 yrs.	64.3%

3 yrs. to 3.99 yrs.	3.1%

Average Effective Duration (for all Fixed Income Holdings) 1.4 years**

Top 10 Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets

FNR 09-70 NL	3.00%	08/25/19	5.5%

FNR 09-70 NM	3.25%	08/25/19	5.0%

FHR 3567 ND	4.00%	12/15/17	4.4%

FNR 09-70 NQ	3.50%	08/25/19	4.2%

FHR 3117 PC	5.00%	06/15/31	4.1%

FHR 3574 EA	3.00%	09/15/21	3.1%

FHR 3561 PA	5.00%	12/15/31	3.0%

FNMA 995940	4.00%	12/01/18	2.3%

FHR 3553 PE	5.50%	07/15/39	2.2%

FHR 3581 MB	5.00%	09/15/31	2.1%

Total of Net Assets			35.9%

* “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Investment in Securities
at November 30, 2009

	Principal Amount (M=$1,000)	Value (Note 2)

U.S. Government Obligations 96.6%
U.S. Government Agency Obligations 96.6%
Federal Home Loan Mortgage Corporation 45.4%
Collateralized Mortgage Obligations:
FHR 2835 VK
5.5%, 11/15/12	400M	$401,794
FHRR R004 AL
5.125%, 12/15/13	8,938M	9,239,336
FHRR R007 AC
5.875%, 05/15/16	6,610M	6,731,785
FHR 2353 TD
6%, 09/15/16	161M	174,466
FHR 3261 AG
5.5%, 01/15/17	15,575M	16,378,230
FHR 2495 VB
6%, 09/15/17	2,965M	2,981,345
FHR 2508 CK
5%, 10/15/17	13,461M	14,439,247
FHR 2510 AJ
5%, 10/15/17	6,998M	7,506,251
FHR 3562 AN
4%, 12/15/17	9,518M	9,894,428
FHR 3567 ND
4%, 12/15/17	78,895M	82,035,933
FHR 2635 DG
4.5%, 01/15/18	7,494M	7,878,434
FHRR R005 AB
5.5%, 12/15/18	15,545M	16,258,931
FHRR R006 AK
5.75%, 12/15/18	4,521M	4,729,385
FHR 2503 PV
6%, 12/15/20	15,296M	15,862,937
FHR 2692 QC
5%, 02/15/21	12,750M	13,406,351
FHR 2709 PD
5%, 03/15/21	15,000M	15,817,854
FHR 3574 EA
3%, 09/15/21	56,792M	57,759,170
FHR 2492 PE
6%, 01/15/22	2,865M	2,948,849
FHR 3559 AB
4.5%, 03/15/23	10,185M	10,674,994
FHR 3165 JA
5.5%, 04/15/26	2,364M	2,432,915
FHR 3176 HA
6%, 02/15/28	4,105M	4,242,818
FHR 2978 CK
5.5%, 06/15/28	9,600M	10,016,074
FHR 2891 LC
5%, 08/15/29	36,500M	38,738,724
FHR 2953 PC
5.5%, 08/15/29	6,142M	6,437,212
FHR 2766 PE
5%, 10/15/29	16,211M	17,237,826
FHR 3117 PC
5%, 06/15/31	70,959M	75,160,909
FHR 3570 PA
5%, 07/15/31	5,588M	5,935,321
FHR 3135 JB
6%, 07/15/31	27,948M	30,096,564
FHR 3581 MB
5%, 09/15/31	37,081M	39,394,180
FHR 2551 TE
5.5%, 09/15/31	6,902M	7,203,251
FHR 2435 HL
6.5%, 09/15/31	4,020M	4,140,062
FHR 3561 PA
5%, 12/15/31	52,615M	55,841,025
FHR 3284 BA
4.5%, 02/15/32	20,317M	21,253,037
FHR 3083 UB
4.5%, 06/15/32	8,183M	8,569,656
FHR 3033 JB
5.5%, 11/15/32	19,518M	20,957,429
FHR 2991 QC
5%, 08/15/34	10,000M	10,558,959

The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund

	Principal Amount (M=$1,000)	Value (Note 2)

FHR 2927 ED
4%, 01/15/35	22,696M	$23,573,526
FHR 3238 LA
4.5%, 06/15/35	12,570M	13,310,865
FHR 3553 PE
5.5%, 07/15/39	37,038M	39,952,006

		730,172,079

Mortgage-Backed Securities:
10-Year:
FHLMC E89015
6.5%, 04/01/12	204M	214,663
FHLMC J00464
5%, 11/01/15	3,364M	3,581,840

15-Year:		3,796,503

FHLMC E61405
7%, 08/01/10	2M	2,091
FHLMC E62686
7%, 01/01/11	7M	6,890
FHLMC E00422
7%, 03/01/11	13M	13,055
FHLMC M30120
5.5%, 05/01/11	6M	6,229
FHLMC M30121
5.5%, 05/01/11	44M	45,450
FHLMC E00436
7%, 06/01/11	8M	8,149
FHLMC E64484
7%, 06/01/11	690	720
FHLMC M30123
6.5%, 07/01/11	14M	14,906
FHLMC E85491
6.5%, 09/01/11	29M	30,476
FHLMC F70014
7.5%, 09/01/11	36M	37,869
FHLMC E72904
8%, 11/01/11	4M	3,872
FHLMC F70015
8%, 12/01/11	17M	17,525
FHLMC G10654
7%, 02/01/12	84M	87,410
FHLMC G10705
6.5%, 08/01/12	115M	124,419
FHLMC G11228
6.5%, 12/01/12	14M	14,580
FHLMC E94628
5%, 02/01/13	498M	517,312
FHLMC E72131
6.5%, 08/01/13	129M	139,902
FHLMC G11135
6.5%, 08/01/13	79M	81,588
FHLMC E72178
6.5%, 09/01/13	46M	49,747
FHLMC G10965
7.5%, 10/01/14	28M	29,637
FHLMC E82128
7%, 03/01/15	37M	37,580
FHLMC E00843
8%, 04/01/15	12M	13,024
FHLMC E01009
6.5%, 08/01/16	541M	583,767
FHLMC G11585
7%, 02/01/17	319M	336,831
FHLMC E88357
6.5%, 03/01/17	98M	106,066
FHLMC E98706
5%, 08/01/18	3,439M	3,688,350
FGCI B10742
4.5%, 11/01/18	2,668M	2,835,540
FHLMC B10643
5%, 11/01/18	2,594M	2,781,930
FGCI G13538
5%, 12/01/18	9,866M	10,597,954
FHLMC G13317
5%, 02/01/19	2,081M	2,231,853
FHLMC B12434
4.5%, 03/01/19	5,485M	5,803,791
FHLMC B13521
5%, 04/01/19	8,254M	8,830,203
FHLMC J05907
6%, 08/01/19	5,032M	5,455,132
FGCI J02774
5%, 05/01/20	24,928M	26,778,028
FGCI G12010
5%, 11/01/20	10,024M	10,749,548
FGCI G13628
4.5%, 06/01/21	23,085M	24,536,116

		106,597,540

20-Year:
FHLMC C90035
6.5%, 11/01/13	115M	124,657
FHLMC D94982
7%, 04/01/16	98M	107,262
FHLMC D94230
7.5%, 10/01/19	217M	248,564

		480,483

30-Year:
FHLMC 302609
8%, 08/01/17	40M	44,689
FHLMC G00100
8%, 02/01/23	15M	16,921
FHLMC A17291
6.5%, 11/01/33	1,878M	2,043,015

		2,104,625

Total Federal Home Loan Mortgage Corporation		843,151,230

Federal National Mortgage Association 47.1%
Collateralized Mortgage Obligations:
FNR 02-11 QC
5.5%, 03/25/17	5,180M	5,536,730
FNR 02-18 PC
5.5%, 04/25/17	5,495M	5,821,831
FNR 09-70 NL
3%, 08/25/19	98,880M	102,103,359
FNR 09-70 NM
3.25%, 08/25/19	89,463M	92,881,984
FNR 09-70 NQ
3.5%, 08/25/19	75,012M	78,028,216
FNR 03-106 WD
4.5%, 09/25/20	12,000M	12,619,483
FNR 2009-88 DB
3%, 10/25/20	19,606M	20,153,328
FNR 08-55 NA
5%, 08/25/22	13,113M	13,802,242
FNR 08-61 CA
5%, 08/25/22	14,505M	15,294,363
FNR 08-80 TJ
5%, 09/25/22	26,795M	28,175,253
FNR 08-81 KA
5%, 10/25/22	10,842M	11,430,984
FNR 03-42 EP
4%, 11/25/22	7,995M	8,289,976
FNR 03-86 OD
5%, 06/25/28	15,000M	15,696,408
FNR 07-77 J
5.5%, 10/25/28	3,841M	4,006,458
FNR 03-24 UJ
4.5%, 03/25/31	17,010M	17,761,138
FNR 03-1 PG
5.5%, 09/25/31	15,397M	16,142,457
FNR 03-69 GH
3.25%, 12/25/31	19,210M	19,678,239
FNR 03-69 GJ
3.5%, 12/25/31	21,082M	21,874,425
FNR 02-82 PD
6%, 02/25/32	9,702M	10,301,646
FNR 03-76 PQ
3.5%, 04/25/32	1,847M	1,885,920
FNR 06-73 PC
6%, 05/25/33	9,430M	10,127,856
FNR 05-105 TJ
5.5%, 12/25/35	1,168M	1,217,671
FNR 09-3 HL
5%, 02/25/39	13,509M	14,386,731
FNR 09-32 BH
5.25%, 05/25/39	12,503M	13,426,989

		540,643,687

Mortgage-Backed Securities:
10-Year:
FNMA 253329
7.5%, 05/01/10	8M	8,067

Sentinel Short Maturity Government Fund

	Principal Amount (M=$1,000)	Value (Note 2)

FNMA 253362
7.5%, 05/01/10	9M	$9,437
FNMA 253472
7.5%, 09/01/10	27M	27,549
FNMA 253507
7.5%, 09/01/10	19M	18,936
FNMA 595730
6.5%, 09/01/11	23M	23,785
FNMA 603547
6.5%, 09/01/11	22M	23,196
FNMA 254082
5.5%, 10/01/11	38M	38,517
FNMA 254076
6.5%, 10/01/11	42M	43,868
FNMA 254119
5.5%, 11/01/11	54M	55,063
FNMA 254113
6.5%, 11/01/11	40M	41,301
FNMA 254163
5.5%, 12/01/11	82M	84,228
FNMA 254226
5.5%, 02/01/12	386M	396,961
FNMA 633905
5.5%, 03/01/12	90M	92,766
FNMA 644268
5.5%, 04/01/12	33M	33,592
FNMA 254399
6.5%, 06/01/12	399M	418,603
FNMA 254427
6.5%, 07/01/12	562M	589,288
FNMA 254457
6.5%, 07/01/12	109M	114,747
FNMA 254698
6.5%, 01/01/13	212M	223,290
FNMA 254882
5%, 08/01/13	56M	57,764
FNMA 780339
4.5%, 06/01/14	585M	607,555
FNMA 255368
5.5%, 07/01/14	318M	334,169
FNMA 256588
5%, 12/01/16	1,381M	1,451,253
FNMA 256681
5%, 04/01/17	2,613M	2,747,948
FNMA 928247
5.5%, 04/01/17	2,417M	2,564,214
FNMA 256755
5%, 06/01/17	7,083M	7,450,703
FNMA 975018
4.5%, 04/01/18	3,235M	3,431,912
FNMA 257466
4.5%, 10/01/18	995M	1,055,261
FNMA 930285
4.5%, 11/01/18	595M	631,646
FNMA 930225
4.5%, 12/01/18	1,887M	2,001,821
FNMA 930284
4.5%, 12/01/18	845M	896,347
FNMA 930348
4.5%, 01/01/19	2,811M	2,982,253
FNMA 257590
4.5%, 02/01/19	496M	526,527
FNMA 931187
4.5%, 05/01/19	3,064M	3,250,716

		32,233,283

15-Year:
FNMA 321199
7%, 09/01/10	3M	3,435
FNMA 324087
7%, 09/01/10	2M	1,982
FNMA 325432
7%, 09/01/10	8M	7,815
FNMA 313758
7%, 11/01/10	29	29
FNMA 250441
6.5%, 12/01/10	8M	8,683
FNMA 303902
7%, 05/01/11	5M	5,158
FNMA 303943
6.5%, 06/01/11	32M	33,056
FNMA 250613
6.5%, 07/01/11	19M	20,052
FNMA 250781
6.5%, 12/01/11	9M	9,537
FNMA 367201
6.5%, 12/01/11	18M	18,073
FNMA 367202
7%, 12/01/11	33M	33,726
FNMA 370468
7%, 01/01/12	9M	8,900
FNMA 390784
6%, 05/01/12	38M	39,370
FNMA 251300
7%, 08/01/12	39M	40,876
FNMA 596145
6.5%, 06/01/13	9M	9,758
FNMA 433301
6.5%, 07/01/13	303M	328,160
FNMA 512520
7%, 07/01/13	70M	71,644
FNMA 426453
5.5%, 10/01/13	97M	104,461
FNMA 446787
5.5%, 01/01/14	235M	253,400
FNMA 447881
5.5%, 01/01/14	79M	85,260
FNMA 496015
5.5%, 04/01/14	22M	23,451
FNMA 528088
5.5%, 05/01/14	32M	34,941
FNMA 536814
5.5%, 06/01/14	142M	153,807
FNMA 576789
5.5%, 06/01/14	43M	46,729
FNMA 768628
5.5%, 09/01/15	233M	252,087
FNMA 630985
7%, 09/01/15	218M	230,194
FNMA 594601
8.5%, 10/01/15	15M	16,635
FNMA 619191
6.5%, 12/01/15	386M	417,759
FNMA 535631
7%, 12/01/15	379M	411,192
FNMA 594602
9%, 01/01/16	13M	14,507
FNMA 609148
7%, 02/01/16	1,640M	1,766,588
FNMA 535777
5.5%, 03/01/16	208M	224,083
FNMA 663227
6%, 03/01/16	164M	177,496
FNMA 574598
6%, 05/01/16	285M	309,424
FNMA 545298
5.5%, 11/01/16	228M	247,399
FNMA 614920
5.5%, 12/01/16	256M	276,906
FNMA 792797
5.5%, 04/01/17	355M	383,554
FNMA 668338
5%, 11/01/17	2,252M	2,419,653
FNMA 671380
6%, 11/01/17	167M	181,257
FNMA 889894
5%, 12/01/17	21,432M	23,026,074
FNMA 650205
5%, 01/01/18	1,804M	1,935,240
FNMA 931669
5%, 02/01/18	25,357M	27,242,990
FNMA 931672
5%, 02/01/18	17,758M	19,079,343
FNMA 679165
5.5%, 02/01/18	285M	308,974
FNMA 685474
4.5%, 04/01/18	5,264M	5,599,274
FNMA 720312
4.5%, 06/01/18	3,474M	3,695,152
FNMA 726757
4.5%, 06/01/18	6,951M	7,393,115
FNMA 555543
5%, 06/01/18	8,436M	9,048,031
FNMA 729347
4%, 07/01/18	10,778M	11,275,150
FNMA 722060
4.5%, 07/01/18	10,355M	11,013,729
FNMA 722106
4.5%, 07/01/18	3,694M	3,928,750

Sentinel Short Maturity Government Fund

	Principal Amount (M=$1,000)	Value (Note 2)

FNMA 729583
4.5%, 07/01/18	2,115M	$2,249,595
FNMA 712165
5%, 08/01/18	2,910M	3,121,405
FNMA 254919
4%, 09/01/18	22,288M	23,316,162
FNMA 357440
4.5%, 10/01/18	33,860M	36,015,015
FNMA 725284
7%, 11/01/18	1,611M	1,699,184
FNMA 735522
4%, 12/01/18	14,497M	15,166,107
FNMA 995940
4%, 12/01/18	41,076M	42,971,555
FNMA 745571
4%, 01/01/19	8,890M	9,300,604
FNMA 761247
4.5%, 01/01/19	2,497M	2,655,603
FNMA 890109
4.5%, 12/01/19	12,523M	13,319,846
FNMA 811737
5%, 03/01/20	5,179M	5,554,071
FNMA 985670
6.5%, 10/01/21	1,731M	1,871,549
FNMA AA8647
5%, 11/01/23	4,867M	5,220,423
FNMA AC0317
4.5%, 02/01/24	2,422M	2,559,517
FNMA AC0318
5%, 06/01/24	2,437M	2,608,007

		299,845,502

20-Year:
FNMA 190659
7%, 02/01/14	98M	107,241
FNMA 190697
7%, 03/01/14	196M	213,853
FNMA 251716
10.5%, 03/01/18	6M	6,388

		327,482

30-Year:
FNMA 366221
9.5%, 03/01/11	3M	2,917
FNMA 23
8.5%, 08/01/11	160	162
FNMA 124871
7%, 05/01/13	104M	111,360
FNMA 454727
10.5%, 01/01/16	10M	10,688
FNMA 626664
6%, 04/01/17	249M	270,728
FNMA 479421
7%, 09/01/21	63M	70,328
FNMA 207530
8.25%, 04/01/22	12M	13,319
FNMA 175123
7.45%, 08/01/22	133M	150,694

		630,196

Total Federal National Mortgage
Association		873,680,150

Government National Mortgage
Corporation 4.1%
Collateralized Mortgage Obligations:
GNR 02-41 TE
6%, 07/16/31	5,479M	5,677,284
GNR 09-68 HJ
4%, 11/16/31	27,398M	28,691,706
GNR 03-3 LM
5.5%, 02/20/32	2,514M	2,639,545
GNR 09-75 JD
4%, 08/16/39	32,730M	34,199,381

		71,207,916

Mortgage-Backed Securities:
10-Year:
GNMA 634538
6%, 09/15/14	318M	344,098
GNMA 634545
6.5%, 09/15/14	379M	409,108

		753,206

15-Year:
GNMA 415068
6%, 01/15/11	3M	3,651
GNMA 780659
7.5%, 08/15/12	6M	6,347
GNMA II 2542
7%, 01/20/13	21M	22,355
GNMA 462328
6.5%, 04/15/13	58M	62,181
GNMA 780759
6.5%, 04/15/13	110M	116,698
GNMA 349029
7%, 04/15/13	12M	12,981
GNMA 456869
6.5%, 05/15/13	6M	6,005
GNMA 780859
7.5%, 09/15/13	6M	6,671
GNMA 780978
6.5%, 02/15/14	940M	1,010,433
GNMA 781109
7%, 11/15/14	2,348M	2,531,002
GNMA 489953
6%, 12/15/16	36M	38,705

		3,817,029

20-Year:
GNMA 628440
7%, 04/15/24	615M	684,409

30-Year:
GNMA 495
10%, 02/20/16	405	446

Total Government National
Mortgage Corporation		76,463,006

Total U.S. Government
Obligations
(Cost $1,765,989,990)		1,793,294,386

Corporate Short-Term Notes 0.3%
General Electric Capital Corp.
0.08%, 12/03/09
(Cost $5,099,977)	5,100M	5,099,977
Total Investments 96.9%

(Cost $1,771,089,967)†		1,798,394,363
Other Assets in Excess of
Liabilities 3.1%		56,675,071

Net Assets 100.0%		$1,855,069,434

†

Cost for federal income tax purposes is $1,771,115,118. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $27,279,245 of which $27,370,596 related to appreciated securities and $91,351 related to depreciated securities.

Sentinel Small Company Fund
(Unaudited)

The Sentinel Small Company Fund Class A shares rose 25.26%* in the fiscal year ending November 30, 2009. This performance compared favorably to the Russell 2000 Index’s1 return of 24.53% and the S&P 600 Index’s2 return of 22.65%, but trailed the 31.83% return for the Morningstar SmallCap Growth category.3

After one of the worst markets we have ever experienced in 2008, the New Year started out with considerable volatility that had a downward bias, before staging a nice surge over the ensuing 6 months that helped take the sting out of last year’s declines. Growth stocks were meaningful outperformers versus value stocks in the first three quarters of the year. Additionally, there has been a significant low quality / momentum based nature to the recent market rally within small caps. In this very challenging market, the behavior of the Fund was consistent with our conservative growth investment discipline by performing inline or better than the small cap benchmarks (the Russell 2000 and S&P 600 indices) but did lag our more aggressive Morningstar Small Cap Growth peers.

For the fiscal year, the Fund’s holdings in the Financials and Energy sectors did very well compared to the corresponding sectors in the Russell 2000 Index. Our underweight in Banks, as well as our stock selection in Banks, within the Financials sector was very beneficial to returns. Solid performance in the sector was driven by our holdings in Endurance Specialty Holdings and Affiliated Managers Group. Within the Energy sector, good performance was the result of a strong showing from our Equipment and Services holdings for the quarter. Stand out performers in Energy were Dril-Quip and Natco Group. We experienced some relative weakness from our positions in Consumer Discretionary and Consumer Staples compared to the Russell 2000 in the period. Our underperformance in the Consumer Discretionary sector was largely due to relative weakness in our Services and Apparel holdings. Within the Consumer Staples sector, we did not keep pace with our positions in the Household & Personal Products group.

We believe our focus on building a well-balanced portfolio of high quality small companies that have solid financial characteristics while maintaining a critical eye on valuation can continue to deliver solid risk-adjusted returns. A disciplined execution of our conservative growth style has served our shareholders well in the past and we are taking prudent measures to align the Fund for continued long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

2 The S&P Small Cap 600 Index covers approximately 3% of the domestic equities market. The index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Small Company Fund

Performance Notes (Unaudited)
Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A, Class B and Class C shares)
November 30, 1999 – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)
November 30, 1999 – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class B shares		Class C shares		Class I shares

	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge

1 year	25.26%	19.00%	24.15%	20.15%	24.37%	23.37%	25.94%
3 years	-4.21	-5.84	-5.10	-5.82	-4.97	-4.97	-3.85
5 years	2.27	1.23	1.35	1.09	1.44	1.44	2.50
10 years	9.03	8.48	8.43	8.43	8.03	8.03	9.16

Class	Symbol

A	SAGWX

B	SESBX
C	SSCOX
I	SIGWX

Inception Date of the Fund – 3/1/93

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

The performance of Class C shares prior to their inception on July 9, 2001 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s estimated higher expenses.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Small Company Fund Class A, B, C, & I shares; A – 1.22%, B – 2.09%, C – 1.99%, I – 0.83%. Expense ratio data for Class A, B, C & I shares is sourced from the prospectuses dated March 31, 2009.

Certain Sentinel Funds have adopted a redemption fee. For the Small Company Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

The S&P Small Cap 600 Index covers approximately 3% of the domestic equities market. The index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. An investment cannot be made directly in an index.

Sentinel Small Company Fund

Fund Profile
at November 30, 2009

Top Sectors

Sector	Percent of Net Assets

Information Technology	19.5%

Health Care	16.0%

Industrials	15.8%

Financials	13.1%

Consumer Discretionary	11.7%

Energy	5.9%

Consumer Staples	4.6%

Materials	3.6%

Utilities	1.1%

Telecommunication Services	0.5%

Top 10 Holdings*

Description	Percent of Net Assets

NICE Systems Ltd.	1.9%

Waste Connections, Inc.	1.7%

Open Text Corp.	1.6%

Endurance Specialty Holdings Ltd.	1.5%

ANSYS, Inc.	1.5%

Mettler-Toledo Int’l., Inc.	1.5%

Nuance Communications, Inc.	1.3%

Core Laboratories NV	1.3%

Ritchie Bros Auctioneers, Inc.	1.3%

Copart, Inc.	1.3%

Total of Net Assets	14.9%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2009

	Shares	Value (Note 2)

Domestic Common Stocks 86.2%
Consumer Discretionary 11.7%
Buffalo Wild Wings, Inc. *	405,000	$16,175,700
Choice Hotels Int’l., Inc.	71,200	2,232,120
Dress Barn, Inc. *	775,000	16,639,250
Gildan Activewear, Inc. *	729,400	14,070,126
Iconix Brand Group, Inc. *	1,725,000	19,423,500
LKQ Corp. *	1,310,000	22,833,300
Matthews Int’l. Corp.	349,900	12,120,536
Morningstar, Inc. *	295,000	13,676,200
Penn National Gaming, Inc. *	505,000	13,528,950
Strayer Education, Inc.	95,000	18,762,500
Texas Roadhouse, Inc. *	1,610,000	16,550,800
Tractor Supply Co. *	405,000	18,909,450
WMS Industries, Inc. *	305,000	11,858,400
Wolverine World Wide, Inc.	805,000	20,583,850

		217,364,682

Consumer Staples 4.6%
Alberto-Culver Co.	445,000	12,526,750
Casey’s General Stores, Inc.	340,000	10,400,600
Chattem, Inc. *	255,000	16,789,200
Church & Dwight Co., Inc.	215,000	12,693,600
Flowers Foods, Inc.	845,000	19,342,050
Hain Celestial Group, Inc. *	750,000	13,005,000

		84,757,200

Energy 5.9%
Arena Resources, Inc. *	325,000	13,289,250
CARBO Ceramics, Inc.	215,000	12,753,800
Comstock Resources, Inc. *	255,000	9,468,150
Core Laboratories NV	225,000	23,906,250
Dril-Quip, Inc. *	295,000	15,932,950
Oil States Int’l., Inc. *	305,000	10,940,350
Superior Energy Services, Inc. *	1,080,000	22,831,200

		109,121,950

Financials 10.1%

Affiliated Managers Group, Inc. *	170,000	11,085,700
Bancorpsouth, Inc.	505,000	11,716,000
East West Bancorp, Inc.	183,050	2,670,699
Endurance Specialty Holdings Ltd.	765,000	28,603,350
First Midwest Bancorp, Inc.	2,160,000	22,528,800
Glacier Bancorp, Inc.	830,000	10,856,400
HCC Insurance Holdings, Inc.	895,000	23,386,350
Investment Technology Group, Inc. *	865,000	15,786,250
Navigators Group, Inc. *	175,000	8,156,750
Portfolio Recovery Associates, Inc. *	465,000	20,938,950
Selective Insurance Group	810,000	12,636,000
Signature Bank *	465,000	14,405,700
Stifel Financial Corp. *	76,100	4,088,092

		186,859,041

Health Care 15.3%
American Medical Systems
Holdings, Inc. *	990,000	17,394,300
Bio-Rad Laboratories, Inc. *	210,000	20,304,900
Catalyst Health Solutions, Inc. *	575,000	19,555,750
Dionex Corp. *	235,000	16,475,850
Gen-Probe, Inc. *	380,000	15,842,200
Haemonetics Corp. *	415,000	22,152,700
IDEXX Laboratories, Inc. *	350,000	17,517,500
Integra LifeSciences Holdings Corp. *	555,000	18,170,700
Med Assets, Inc. *	817,800	19,087,452
Meridian Bioscience, Inc.	350,000	7,248,500
Mettler-Toledo Int’l., Inc. *	275,000	27,357,000
NuVasive, Inc. *	575,000	18,658,750
Owens & Minor, Inc.	350,000	13,576,500
Sirona Dental Systems, Inc. *	430,000	12,513,000
Techne Corp.	305,000	20,703,400
West Pharmaceutical Services, Inc.	475,000	18,311,250

		284,869,752

Industrials 15.8%
Clarcor, Inc.	570,280	18,174,824
Copart, Inc. *	725,000	23,504,500
Corrections Corp of America *	582,800	14,564,172
Curtiss-Wright Corp.	390,000	11,099,400

The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund

	Shares	Value (Note 2)

Dynamic Materials Corp.	540,000	$10,330,200
Forward Air Corp.	500,000	11,330,000
G&K Services, Inc.	435,000	9,613,500
Healthcare Services Group, Inc.	990,000	19,493,100
Heartland Express, Inc.	1,265,000	18,658,750
Heico Corp.	280,000	8,951,600
IDEX Corp.	620,000	18,370,600
Kaydon Corp.	405,000	14,401,800
Moog, Inc. *	385,000	10,167,850
MSC Industrial Direct Co.	335,000	15,376,500
Ritchie Bros Auctioneers, Inc.	995,000	23,700,900
Rollins, Inc.	685,000	12,172,450
Toro Co.	265,000	10,557,600
Wabtec Corp.	308,100	11,861,850
Waste Connections, Inc. *	980,000	31,801,000

		294,130,596

Information Technology 17.6%
ANSYS, Inc. *	705,000	27,452,700
ATMI, Inc. *	301,400	4,686,770
Blackbaud, Inc.	574,000	12,777,240
Concur Technologies, Inc. *	335,000	12,415,100
Daktronics, Inc.	910,000	7,707,700
Diodes, Inc. *	995,000	17,452,300
Factset Research Systems, Inc.	220,000	15,917,000
Hittite Microwave Corp. *	114,900	4,334,028
Intersil Corp.	995,000	12,855,400
j2 Global Communications, Inc. *	750,000	14,910,000
Jack Henry & Associates, Inc.	705,000	16,109,250
Mantech Int’l. Corp. *	425,000	18,394,000
Micros Systems, Inc. *	615,000	17,256,900
Nuance Communications, Inc. *	1,575,000	23,924,250
Open Text Corp. *	765,000	29,123,550
Polycom, Inc. *	970,000	20,913,200
Power Integrations, Inc.	425,000	14,275,750
Progress Software Corp. *	620,000	14,935,800
Quality Systems, Inc.	250,000	14,872,500
Rofin-Sinar Technologies, Inc. *	655,000	14,920,900
ValueClick, Inc. *	1,145,000	10,797,350

		326,031,688

Materials 3.6%
AptarGroup, Inc.	555,000	20,046,600
Pactiv Corp. *	640,000	15,584,000
Silgan Holdings, Inc.	392,600	21,031,582
Steel Dynamics, Inc.	655,000	11,082,600

		67,744,782

Telecommunication Services 0.5%
Cbeyond, Inc. *	695,000	8,972,450

Utilities 1.1%
Atmos Energy Corp.	370,000	10,134,300
ITC Holdings Corp.	225,000	10,005,750

		20,140,050

Total Domestic Common Stocks
(Cost $1,437,664,236)		1,599,992,191

Foreign Stocks & ADR’s 2.6%
Ireland 0.7%
ICON PLC ADR *	595,000	13,506,500

Israel 1.9%
NICE Systems Ltd. ADR *	1,140,000	34,553,400

Total Foreign Stocks & ADR’s
(Cost $48,103,373)		48,059,900

Real Estate Investment Trusts 3.0%
Financials 3.0%
Corporate Office Properties
Trust SBI MD (b)(c)	395,000	13,505,050
Digital Realty Trust, Inc. (c)	265,000	12,894,900
Healthcare Realty Trust, Inc. (b)(c)	655,000	14,468,950
Home Properties, Inc. (b)(c)	340,000	15,276,200

Total Real Estate Investment Trusts
(Cost $49,010,303)		56,145,100

	Principal Amount (M=$1,000)

Corporate Short-Term Notes 3.1%
General Electric Capital Corp.
0.15%, 12/08/09	25,000M	24,999,271
Toyota Motor Credit
0.13%, 12/02/09	7,000M	6,999,975
0.13%, 12/15/09	10,000M	9,999,494
UPS, Inc.
0.04%, 12/04/09	15,000M	14,999,950

Total Corporate Short-Term Notes
(Cost $56,998,690)		56,998,690

U.S. Government Obligations 4.2%
Federal Home Loan Bank 4.2%
Agency Discount Notes:
0.05%, 12/02/09	10,000M	9,999,986
0.05%, 12/03/09	10,000M	9,999,972
0.01%, 12/07/09	20,000M	19,999,967
0.02%, 12/09/09	25,000M	24,999,889
0.04%, 12/11/09	12,085M	12,084,866
Total U.S. Government Obligations
(Cost $77,084,680)		77,084,680

Total Investments 99.1%
(Cost $1,668,861,282)†		1,838,280,561
Other Assets in Excess of Liabilities 0.9%		16,701,612

Net Assets 100.0%		$1,854,982,173

*	Non-income producing

†

Cost for federal income tax purposes is $1,672,917,698. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $165,362,863 of which $252,707,103 related to appreciated securities and $87,344,240 related to depreciated securities.

(b)	Return of capital paid during the fiscal period.

(c)	Real Estate Investment Trust

ADR	-	American Depository Receipt

SBI	-	Shares Beneficial Interest

The accompanying notes are an integral part of the financial statements.

Sentinel Small/Mid Cap Fund
(Unaudited)

Betsy Pecor, CFA
Lead Portfolio Manager

Charles C. Schwartz, CFA
Co-Portfolio Manager

The Sentinel Small/Mid Cap Fund Class A shares were up 23.73%* for the one-year period ending November 30, 2009. This performance compared to the 32.16% return of the Russell 2500 Index1 and the 31.31% return of the S&P 1000 Index2. The Fund also lagged the Morningstar Mid-Cap Growth category3 average, which posted a return of 35.24%.

For the first two months of 2009, the markets began to repeat their performance in 2008. Then, like previous recessions the markets began to show signs of recovery before the economic data actually reflected that our domestic market was in full revival. Market leadership emerged from companies with high debt, high beta, and low returns on equity - what is known as a low-quality rally; again, typically what leads after a big downturn. Most stocks were being bought by stock price (any stock lower than $5.00), in itself, rather than the true fundamentals of the company.

For the fiscal year, our underperformance vs. the Russell 2500 Index was driven by our stock selection rather than our sector weights. This, again, was driven by two factors: the performance of growth versus value stocks, and the greater exposure of the Russell 2500 to micro-cap companies or those with a market capitalization under $1 Billion. The growth style handily beat the value style for the November 30 year-to-date period in 2009, with the Russell 2500 Growth Index4 up 31.5% vs. a 19.6% increase for the Russell 2500 Value Index,5 a differential of 11.9%. Our process tends to look at companies geared toward conservative and higher quality growth - more tilted toward the “value” side of our growth style box. Second, the Russell 2500 Index has a 28% exposure to companies under $1 Billion, vs. the much lower exposure of our portfolio, which is approximately 9%. Microcaps had a greater run over the rest of the index, following in line with the low-quality rally discussed above.

On a sector basis, our holdings in Energy, Financials and Utilities all demonstrated good stock selection and correct sector positioning against the Russell 2500 Index. Strong stock selection was demonstrated in our Equipment and Services Industry within the Energy Sector, with particularly strong performance from our holdings in Weatherford International Ltd., Core Laboratories N.V., and RMC Technologies, Inc. Our underweight in the Banking Industry drove much of our performance within the Financial Sector, but the Fund also had strong stock performance from Affiliated Managers Group Inc., Digital Realty Trust Inc., and Endurance Specialty Holdings, Ltd. As for Utilities, our single holding in ITC Holdings Corp. did well, and our performance was benefited by a general underweight within the sector.

As of the end of January 2010, the Sentinel Small/Mid Cap Fund will be liquidated and each shareholder’s shares will be redeemed at net asset value. Our portfolio management team began managing two funds in the mid cap growth space at the end of 2008, and it was decided that our team focus on one fund in this space – the Sentinel Mid Cap Growth Fund (which is expected to be renamed the Sentinel Mid Cap Fund at the end of March 2010). We appreciate your past support and hope to be able to help you achieve your investment goals in the future in another Sentinel fund.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. An investment cannot be made directly in an index.

2 The S&P 1000 Index is a broad market portfolio representing the mid cap and small cap segments of the U.S. equity market. The S&P MidCap 400 makes up approximately 70% of this index and S&P SmallCap 600 makes up the remaining 30%. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

4 The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

5 The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly in an index.

Sentinel Small/Mid Cap Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)
From Inception – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)
From Inception – November 30, 2009

Total Returns (as of November 30, 2009)

	Class A shares		Class C shares		Class I shares

	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	Class	Symbol
1 year	23.73%	17.52%	23.90%	22.90%	23.76%	A	SMSMX
Since inception	-9.33	-11.63	-9.30	-9.30	-9.22	C	SECSX
						I	SESMX

Inception Date of the Fund – 12/3/07

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Small/Mid Cap Fund Class A, C, & I shares; A – 1.23%, C – 1.22%, I – 0.92%. Expense ratio data for Class A, C & I shares is sourced from the prospectuses dated March 31, 2009.

Certain Sentinel Funds have adopted a redemption fee. For the Small/Mid Cap Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small and midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. An investment cannot be made directly in an index.

The S&P 1000 Index is a broad market portfolio representing the mid cap and small cap segments of the U.S. equity market. The S&P MidCap 400 makes up approximately 70% of this index and S&P SmallCap 600 makes up the remaining 30%. An investment cannot be made directly in an index.

Sentinel Small/Mid Cap Fund

Fund Profile
at November 30, 2009

Top Sectors

Sector	Percent of Net Assets

Information Technology	19.4%

Industrials	17.8%

Health Care	16.2%

Financials	13.4%

Consumer Discretionary	13.1%

Energy	6.9%

Consumer Staples	4.9%

Materials	4.9%

Utilities	0.6%

Telecommunication Services	0.5%

Top 10 Holdings*

Description	Percent of Net Assets

Waste Connections, Inc.	1.7%

Endurance Specialty Holdings Ltd.	1.6%

ANSYS, Inc.	1.4%

NICE Systems Ltd.	1.4%

Open Text Corp.	1.4%

Dolby Laboratories, Inc.	1.4%

HCC Insurance Holdings, Inc.	1.3%

Cognizant Technology Solutions Corp.	1.3%

Nuance Communications, Inc.	1.3%

Bio-Rad Laboratories, Inc.	1.2%

Total of Net Assets	14.0%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities at November 30, 2009

	Shares	Value (Note 2)

Domestic Common Stocks 93.4%
Consumer Discretionary 13.1%
Buffalo Wild Wings, Inc. *	1,732	$69,176
Darden Restaurants, Inc.	3,160	99,319
Dress Barn, Inc. *	4,350	93,394
GameStop Corp. *	4,250	103,742
Gildan Activewear, Inc. *	3,290	63,464
Iconix Brand Group, Inc. *	6,630	74,654
LKQ Corp. *	6,080	105,974
Morningstar, Inc. *	1,430	66,295
O’Reilly Automotive, Inc. *	1,690	65,538
Penn National Gaming, Inc. *	2,250	60,278
Strayer Education, Inc.	560	110,600
Texas Roadhouse, Inc. *	4,200	43,176
TJX Cos., Inc.	1,310	50,278
Tractor Supply Co. *	2,090	97,582
WMS Industries, Inc. *	1,600	62,208
Wolverine World Wide, Inc.	4,180	106,883

		1,272,561

Consumer Staples 4.9%
Alberto-Culver Co.	2,700	76,005
Chattem, Inc. *	1,220	80,325
Church & Dwight Co., Inc.	1,790	105,682
Flowers Foods, Inc.	4,470	102,318
Hain Celestial Group, Inc. *	2,800	48,552
McCormick & Co., Inc.	1,760	62,797

		475,679

Energy 6.9%
Comstock Resources, Inc. *	1,650	61,264
Core Laboratories NV	1,100	116,875
FMC Technologies, Inc. *	1,340	72,990
Oceaneering Int’l. Inc *	1,080	59,000
Range Resources Corp.	1,840	86,719
Southwestern Energy Co. *	1,750	76,930
Superior Energy Services, Inc. *	5,300	112,042
Weatherford Int’l. Ltd. *	5,045	84,252

		670,072

Financials 11.3%

Affiliated Managers Group, Inc. *	1,310	85,425
Cullen/Frost Bankers, Inc.	2,050	98,441
East West Bancorp, Inc.	820	11,964
Endurance Specialty Holdings Ltd.	4,110	153,673
Glacier Bancorp, Inc.	3,100	40,548
HCC Insurance Holdings, Inc.	4,940	129,082
Investment Technology Group, Inc. *	4,200	76,650
People’s United Financial, Inc.	5,170	84,219
Portfolio Recovery Associates, Inc. *	2,120	95,464
Signature Bank *	3,380	104,712
SVB Financial Group *	1,400	53,004
Willis Group Holdings Ltd.	3,150	85,523
WR Berkley Corp.	3,030	74,871

		1,093,576

Health Care 15.4%

Beckman Coulter, Inc.	1,130	73,405
Bio-Rad Laboratories, Inc. *	1,230	118,929
Dentsply Int’l., Inc.	2,780	92,630
Dionex Corp. *	770	53,985
Endo Pharmaceuticals
Holdings, Inc. *	3,030	66,751
Gen-Probe, Inc. *	2,160	90,050
Haemonetics Corp. *	1,450	77,401
IDEXX Laboratories, Inc. *	1,900	95,095
Illumina, Inc. *	2,620	75,770
Life Technologies Corp. *	1,670	83,133
Med Assets, Inc. *	3,480	81,223
Mettler-Toledo Int’l., Inc. *	1,150	114,402
Millipore Corp. *	750	51,075
NuVasive, Inc. *	2,850	92,482
Qiagen NV *	4,130	91,273
Resmed, Inc. *	1,300	65,351
Techne Corp.	1,400	95,032
Varian Medical Systems, Inc. *	1,610	75,251

		1,493,238

Industrials 17.8%
Ametek, Inc.	1,980	72,389

The accompanying notes are an integral part of the financial statements.

Sentinel Small/Mid Cap Fund

	Shares	Value (Note 2)

CH Robinson Worldwide, Inc.	1,510	$84,167
Cintas Corp.	2,500	70,225
Clarcor, Inc.	2,310	73,620
Copart, Inc. *	3,250	105,365
Corrections Corp of America *	2,850	71,221
Dynamic Materials Corp.	3,020	57,773
Equifax, Inc.	3,140	89,961
Healthcare Services Group, Inc.	4,640	91,362
Heico Corp.	2,980	95,271
IDEX Corp.	2,950	87,408
Iron Mountain, Inc. *	2,250	54,000
ITT Corp.	1,800	93,096
Kaydon Corp.	2,460	87,478
MSC Industrial Direct Co.	1,800	82,620
Quanta Services, Inc. *	2,310	43,312
Ritchie Bros Auctioneers, Inc.	4,250	101,235
Roper Industries, Inc.	1,820	94,713
Stericycle, Inc. *	2,030	111,102
Waste Connections, Inc. *	5,050	163,872

		1,730,190

Information Technology 18.0%
Amdocs Ltd. *	3,090	81,669
Amphenol Corp.	1,440	59,328
ANSYS, Inc. *	3,590	139,795
Citrix Systems, Inc. *	2,990	114,158
Cognizant Technology Solutions Corp. *	2,900	127,397
Concur Technologies, Inc. *	1,500	55,590
Dolby Laboratories, Inc. *	2,970	132,818
Factset Research Systems, Inc.	910	65,838
FLIR Systems, Inc. *	3,750	107,625
Harris Corp.	2,250	98,775
Intersil Corp.	4,730	61,112
j2 Global Communications, Inc. *	2,800	55,664
Jack Henry & Associates, Inc.	3,640	83,174
Micros Systems, Inc. *	2,980	83,619
Nuance Communications, Inc. *	8,230	125,014
Open Text Corp. *	3,600	137,052
Polycom, Inc. *	4,400	94,864
Power Integrations, Inc.	2,100	70,539
Trimble Navigation Ltd. *	2,550	56,941

		1,750,972

Materials 4.9%
AptarGroup, Inc.	2,610	94,273
Ecolab, Inc.	1,050	47,156
Pactiv Corp. *	3,741	91,093
Sigma-Aldrich Corp.	1,530	81,610
Silgan Holdings, Inc.	1,490	79,819
Steel Dynamics, Inc.	4,830	81,724

		475,675

Telecommunication Services 0.5%
Cbeyond, Inc. *	4,060	52,415

Utilities 0.6%
ITC Holdings Corp.	1,410	62,703

Total Domestic Common Stocks
(Cost $8,916,881)		9,077,081

Foreign Stocks & ADR’s 2.2%
Israel 1.4%
NICE Systems Ltd. ADR *	4,600	139,426

United Kingdom 0.8%
Shire Ltd. ADR	1,270	74,765

Total Foreign Stocks & ADR’s
(Cost $196,524)		214,191

Real Estate Investment Trusts 2.1%
Financials 2.1%
Digital Realty Trust, Inc. (b)	2,070	100,726
Home Properties, Inc. (b)(c)	2,370	106,484

Total Real Estate Investment Trusts
(Cost $157,552)		207,210

Total Investments 97.7%
(Cost $9,270,957)†		9,498,482
Other Assets in Excess of Liabilities 2.3%		226,721

Net Assets 100.0%		$9,725,203

*	Non-income producing

†

Cost for federal income tax purposes is $9,356,331. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $142,151 of which $800,322 related to appreciated securities and $658,171 related to depreciated securities.

(b)	Real Estate Investment Trust

(c)	Return of capital paid during the fiscal period.

ADR	-	American Depository Receipt

Sentinel Sustainable Core Opportunities Fund
(Unaudited)

Daniel J. Manion, CFA
Co-Portfolio Manager

Helena Ocampo
Co-Portfolio Manager

Joanne Dowdell
SVP, Director of Corporate Responsibility

The Sentinel Sustainable Core Opportunities Fund Class A shares had a return of 27.27%* for the fiscal year ending November 30, 2009, compared to a same time period return of 25.39% for the Fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index1 and a 27.38% return for the Russell 1000 Index.2 The Morningstar Large Blend Category3 had a return of 28.01% for the same time period.

The Fund is a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations, as well as a strong adherence to sustainable and ethical business practices. Strong stock selection across the portfolio throughout this past fiscal year resulted in the Fund’s performance advantage over its market benchmark. Despite a difficult economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Technology, Basic Materials, and Consumer Discretionary, areas where the Fund was reasonably well represented. Among the weakest sectors during the past year were Energy and Financials.

After an unsettling beginning of the year, we took the opportunity to shift our defensive stance into stocks more likely to benefit from an eventual economic rebound. Throughout this past year, we selectively increased our Consumer Discretionary and Technology exposure, while lowering our Industrials and Consumer Staples stake, maintaining our strategy of concentrating around sectors and companies with stable growth prospects. We also increased our exposure to Healthcare and Telecommunications companies. While the overall growth prospects are lower than in previous years, given the global recession, on a relative basis we believe the risk / reward scenario for our holdings is attractive given reasonable valuations and the sound financial strength of the companies we own in the Fund.

Despite the volatile equity market experienced over the last year, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating free cash flow, and managing their capital prudently, while ascribing to the tenets of good corporate citizenship through strong ethical standards and practices. It is these types of companies where we plan to invest the bulk of the Sentinel Sustainable Core Opportunities Fund’s assets.

Thank you for your continued support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

2 The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Sustainable Core Opportunities Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)
November 30, 1999 – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)
November 30, 1999 – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class I shares
	Without Sales Charge	With Max Sales Charge	Without Sales Charge	Class	Symbol
1 year	27.27%	20.94%	27.99%	A	MYPVX
3 years	-7.50	-9.07	-7.01	I	CVALX
5 years	0.23	-0.79	0.55
10 years	0.12	-0.40	0.28

Inception Date of the Fund – 6/13/96

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

Performance for the Fund’s Class A shares (a) from September 24, 2001 to April 4, 2008 is based on the performance of the predecessor Citizens Value Fund and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor, the Meyers Pride Value Fund, which were offered without a sales load, restated to reflect the sales loads of the Class A shares. Performance prior to April 4, 2008 does not reflect the higher Rule 12b-1 fees for Class A in effect on and after April 4, 2008. If it did, returns would be lower. Performance for the Fund’s Class I shares (a) from March 31, 2006 to April 4, 2008 is based on the performance of the Institutional shares of the Fund’s predecessor Citizens Value Fund, (b) from September 24, 2001 to March 31, 2006 is based on the performance of the Standard shares of the Citizens Value Fund, and (c) prior to September 24, 2001 is based on the performance of the Citizens Fund’s predecessor, the Meyers Pride Value Fund.

The following are total annual operating expense ratios for Sentinel Sustainable Core Opportunities Fund Class A & I shares; A – 1.35%, I – 0.85%. Expense ratio data for Class A & I shares is sourced from the prospectuses dated March 31, 2009.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership. An investment cannot be made directly in an index.

Sentinel Sustainable Core Opportunities Fund

Fund Profile
at November 30, 2009

Top Sectors

Sector	Percent of Net Assets

Information Technology	17.4%

Health Care	16.6%

Energy	13.9%

Industrials	12.4%

Consumer Staples	10.2%

Financials	9.9%

Consumer Discretionary	7.6%

Telecommunication Services	3.5%

Materials	2.8%

Utilities	2.5%

Top 10 Holdings*

Description	Percent of Net Assets

Transocean Ltd.	3.1%

ConocoPhillips	2.6%

Procter & Gamble Co.	2.6%

Int’l. Business Machines Corp.	2.3%

Emerson Electric Co.	2.2%

PepsiCo, Inc.	2.1%

Williams Cos., Inc.	2.1%

Canadian Pacific Railway Ltd.	2.0%

CVS Caremark Corp.	2.0%

FedEx Corp.	2.0%

Total of Net Assets	23.0%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities at November 30, 2009

	Shares	Value (Note 2)

Domestic Common Stocks 92.2%
Consumer Discretionary 7.6%
Coach, Inc.	35,000	$1,216,250
GameStop Corp. *	41,000	1,000,810
Gap, Inc.	50,000	1,071,000
McDonald’s Corp.	31,367	1,983,963
News Corp.	166,000	2,272,540
Nike, Inc.	49,028	3,181,427
Time Warner Cable, Inc.	35,000	1,466,150
Time Warner, Inc.	75,000	2,304,000

		14,496,140

Consumer Staples 10.2%

CVS Caremark Corp.	125,000	3,876,250
HJ Heinz Co.	65,000	2,759,250
Kellogg Co.	50,000	2,629,000
Kraft Foods, Inc.	50,000	1,329,000
PepsiCo, Inc.	65,000	4,044,300
Procter & Gamble Co.	80,000	4,988,000

		19,625,800

Energy 13.9%
Apache Corp.	11,900	1,133,832
ConocoPhillips	97,241	5,034,166
Devon Energy Corp.	40,000	2,694,000
Marathon Oil Corp.	100,000	3,262,000
Transocean Ltd. *	70,000	5,977,300
Weatherford Int’l. Ltd. *	150,000	2,505,000
Williams Cos., Inc.	200,000	3,978,000
XTO Energy, Inc.	50,000	2,122,000

		26,706,298

Financials 9.9%
ACE Ltd.	30,000	1,461,300
Bank of America Corp.	70,000	1,109,500
Bank of New York Mellon Corp.	60,000	1,598,400
Goldman Sachs Group, Inc.	15,000	2,544,900
JPMorgan Chase & Co.	72,774	3,092,167
MetLife, Inc.	30,000	1,025,700
Morgan Stanley	50,000	1,579,000
The Travelers Cos., Inc.	50,000	2,619,500
US Bancorp	80,000	1,930,400
Wells Fargo & Co.	75,000	2,103,000

		19,063,867

Health Care 15.2%
Aetna, Inc.	60,000	1,746,600
Amgen, Inc. *	20,000	1,127,000
Baxter Int’l., Inc.	15,490	844,980
Becton Dickinson & Co.	36,594	2,737,231
Bristol-Myers Squibb Co.	100,000	2,531,000
Celgene Corp. *	35,000	1,940,750
Covidien PLC	25,000	1,170,500
CR Bard, Inc.	15,000	1,233,150
Gen-Probe, Inc. *	25,000	1,042,250
Gilead Sciences, Inc. *	40,000	1,842,000
Johnson & Johnson	60,000	3,770,400
Merck & Co, Inc.	60,000	2,172,600
Pfizer, Inc.	150,000	2,725,500
St. Jude Medical, Inc. *	50,000	1,835,500
Zimmer Holdings, Inc. *	40,000	2,366,800

		29,086,261

Industrials 12.4%
Bucyrus Int’l., Inc.	50,000	2,589,500
Canadian Pacific Railway Ltd.	80,000	3,876,800
Danaher Corp.	50,000	3,546,000
Emerson Electric Co.	100,000	4,141,000
FedEx Corp.	45,000	3,800,250
Parker Hannifin Corp.	50,000	2,698,000
Precision Castparts Corp.	30,000	3,110,400

		23,761,950

Information Technology 15.5%
Accenture PLC	60,000	2,462,400
Activision Blizzard, Inc. *	80,000	911,200
Adobe Systems, Inc. *	25,000	877,000
Broadcom Corp. *	40,000	1,168,000
Check Point Software Technologies *	45,000	1,421,550
Cisco Systems, Inc. *	100,000	2,340,000
Dolby Laboratories, Inc. *	25,000	1,118,000
EMC Corp. *	75,000	1,262,250
Int’l. Business Machines Corp.	35,000	4,422,250

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Core Opportunities Fund

	Shares	Value (Note 2)

Juniper Networks, Inc. *	75,000	$1,959,750
KLA-Tencor Corp.	40,000	1,249,600
Microsoft Corp.	101,624	2,988,762
NetApp, Inc. *	75,000	2,311,500
NVIDIA Corp. *	85,000	1,110,100
Seagate Technology	40,000	605,200
Teradata Corp. *	30,000	879,000
Texas Instruments, Inc.	106,080	2,682,763

		29,769,325

Materials 2.8%
Crown Holdings, Inc. *	118,235	2,975,975
Praxair, Inc.	30,000	2,460,900

		5,436,875

Telecommunication Services 2.2%
AT&T, Inc.	100,000	2,694,000
Rogers Communications, Inc.	50,000	1,513,000

		4,207,000

Utilities 2.5%
AES Corp. *	200,000	2,548,000
Allegheny Energy, Inc.	100,000	2,198,000

		4,746,000

Total Domestic Common Stocks (Cost $188,121,396)		176,899,516

Foreign Stocks & ADR’s 4.6%
Finland 0.7%
Nokia Corp. ADR	100,000	1,326,000

Germany 1.2%
SAP AG ADR	50,000	2,393,500

Israel 1.4%
Teva Pharmaceutical Industries Ltd. ADR	50,000	2,639,500

Mexico 1.3%
America Movil SA de CV ADR	50,000	2,419,000

Total Foreign Stocks & ADR’s (Cost $9,900,180)		8,778,000

	Principal Amount (M=$1,000)

Corporate Short-Term Notes 1.2%
Nestle Cap Corp
0.04%, 12/09/09	1,000M	$999,991
0.05%, 12/03/09	1,300M	1,299,997

Total Corporate Short-Term
Notes (Cost $2,299,988)		2,299,988

U.S. Government Obligations 1.6%
Federal National Mortgage
Association 1.6%
Agency Discount Notes:
0.05%, 12/09/09	800M	799,991
0.05%, 12/17/09	2,300M	2,299,949

Total U.S. Government Obligations
(Cost $3,099,940)		3,099,940

Total Investments 99.6%
(Cost $203,421,504)†		191,077,444
Other Assets in Excess of Liabilities 0.4%		693,511

Net Assets 100.0%		$191,770,955

*	Non-income producing

†

Cost for federal income tax purposes is $203,502,269. At November 30, 2009 unrealized depreciation for federal income tax purposes aggregated $12,424,825 of which $17,013,591 related to appreciated securities and $29,438,416 related to depreciated securities.

ADR	-	American Depository Receipt

Sentinel Sustainable Growth Opportunities Fund
(Unaudited)

Elizabeth R. Bramwell, CFA
Portfolio Manager

Joanne Dowdell
SVP, Director of Corporate Responsibility

During the fiscal year ending November 30, 2009, the U.S. economy went from negative to positive territory as credit availability froze and then thawed. Reliquification by central banks and stimulus efforts around the world helped to stem a global credit crisis following the abrupt collapse of Lehman Brothers in mid-September 2008. The positive turn in the equity markets came in mid-March 2009.

The Sentinel Sustainable Growth Opportunities Fund Class A shares increased 29.99%* for the fiscal year ending November 30, 2009 compared to an increase of 42.83% for the Russell Midcap Growth Index.1 Most of the gains came from P/E expansion, especially for low-quality stocks coming off the bottom. Our focus is more on high-quality companies with market leadership and access to capital, and these stocks generally lagged.

All sectors contributed to gains in the overall fiscal year. The Information Technology, Financial, Consumer Discretionary, Healthcare and Energy sectors contributed most strongly to the portfolio’s performance. Stocks that contributed the greatest annual gains were Cognizant, BlackRock, Equinix, Life Technologies, Aeropostale and BE Aerospace.

Sectors that contributed strongly in the portfolio’s performance in the first half were Information Technology, Consumer Discretionary, Financials, Energy and Materials. Stocks that contributed the greatest gains in the first half were Aeropostale, Darden Restaurants, Equinix, BlackRock, Life Technologies and BE Aerospace. The consumer staples sector declined.

Sectors that contributed the most to performance in the second half of the fiscal year were Information Technology, Healthcare, Financials, Industrials and Consumer Staples. Stocks that contributed the greatest gains were Cognizant, BlackRock, Express Scripts, JM Smucker, Life Technologies, Flowserve and VF Corporation. The Telecommunication Services sector declined.

We look for a bottoming U.S. economy to recover slowly. On the positive side, mortgage rates are close to 5% and housing affordability is high, inventories are low and deferred demand is building the longer that we go out in time for replacing cars and computers and buying homes. On the other hand, a weaker dollar will lead to higher prices for imported goods, and unprecedented government deficits are likely to lead to higher interest rates.

Growth outside the United States should be more buoyant, especially in emerging markets such as China, India and Brazil. Urbanization, industrialization, demand for a higher living standard and positive capital flows should spur economic growth. Going forward, demand for energy and basic materials and the pricing thereof will be largely driven by emerging markets. Generally, capital will move towards markets with greater growth opportunities, favorable pro-growth policies, lower taxes, and potentially, higher risk-adjusted investment returns.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The name of the Sentinel Sustainable Emerging Companies Fund was changed to the Sentinel Sustainable Growth Opportunities Fund effective December 18, 2008.

1 The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Sustainable Growth Opportunities Fund

U.S. companies are increasingly global often with more than half of sales coming from outside the United States. Many of the investments in the portfolio are companies with significant and growing international exposure, especially in faster-growing, less mature emerging markets. Any weakening of the U.S. dollar, because of unprecedented government deficits and higher borrowing needs, should bolster foreign-sourced earnings when converted into U.S. dollars.

With the potential for a synchronized global recovery in 2010 and beyond, at least some of the trillions of dollars parked on the sidelines in low-yielding cash equivalents are likely to be redeployed into equities that will benefit from global growth. Companies have been reducing expenses aggressively to offset declining revenues during this economic downturn, and as economic conditions improve, operating margins and profits should expand on rising sales. We continue to focus on companies that ascribe to strong ethical standards and practices consistent with good corporate citizenship, offering diversified product lines, geographic exposure, financial strength and access to the capital markets.

Sentinel Sustainable Growth Opportunities Fund

Performance Notes (Unaudited)
Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 1999 – November 30, 2009

Growth of a $1,000,000 Investment (Class I shares)

November 30, 1999 – November 30, 2009

Average Annual Total Returns (as of November 30, 2009)

	Class A shares		Class I shares
	Without Sales Charge	With Max Sales Charge	Without Sales Charge	Class	Symbol
1 year	29.99%	23.52%	28.00%	A	WAEGX
3 years	-10.46	-11.98	-10.77	I	CEGIX
5 years	-1.94	-2.95	-1.91
10 years	-3.78	-4.27	-3.47

Inception Date of the Fund – 2/8/94

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the index does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

Performance for the Fund’s Class A shares prior to their inception on April 4, 2008 is based on the performance of the predecessor Citizens Emerging Growth Fund, whose inception was on February 8, 1994, and was offered without a sales load, restated to reflect the sales loads of the Class A shares. Performance prior to April 4, 2008 does not reflect the higher Rule 12b-1 fees for Class A in effect on and after April 4, 2008. If it did, returns would be lower. Performance for the Fund’s Class I shares (a) from November 1, 1999 to April 4, 2008 is based on the performance of the Institutional shares and (b) prior to November 1, 1999 is based on the performance of the Standard shares of the Fund’s predecessor Citizens Emerging Growth Fund.

The following are total annual operating expense ratios for Sentinel Sustainable Growth Opportunities Fund Class A & I shares; A – 1.45%, I – 1.75%. Expense ratio data for Class A & I shares is sourced from the prospectuses dated March 31, 2009.

Small and mid-sized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Sustainable Growth Opportunities Fund

Fund Profile

at November 30, 2009

Top Sectors

Sector	Percent of Net Assets

Information Technology	18.8%

Health Care	14.8%

Consumer Discretionary	14.6%

Industrials	12.3%

Energy	10.3%

Financials	8.3%

Consumer Staples	7.7%

Materials	5.6%

Telecommunication Services	1.9%

Utilities	1.5%

Top 10 Holdings*

Description	Percent of Net Assets

Cognizant Technology Solutions Corp.	2.6%

Dollar Tree, Inc.	2.5%

Express Scripts, Inc.	2.4%

Life Technologies Corp.	2.4%

AutoZone, Inc.	2.2%

Airgas, Inc.	2.1%

VF Corp.	2.0%

Amphenol Corp.	2.0%

BlackRock, Inc.	2.0%

Dolby Laboratories, Inc.	2.0%

Total of Net Assets	22.2%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2009

	Shares	Value (Note 2)

Domestic Common Stocks 92.7%
Consumer Discretionary 14.6%
Aeropostale, Inc. *	50,300	$1,584,450
AutoZone, Inc. *	15,200	2,247,624
Bed Bath & Beyond, Inc. *	35,700	1,333,752
Darden Restaurants, Inc.	30,000	942,900
Dick’s Sporting Goods, Inc. *	35,500	736,980
Dollar Tree, Inc. *	51,500	2,521,955
Strayer Education, Inc.	7,600	1,501,000
Tiffany & Co.	10,000	426,800
VF Corp.	28,500	2,072,520
Yum! Brands, Inc.	42,000	1,481,340

		14,849,321

Consumer Staples 7.7%
Alberto-Culver Co.	50,000	1,407,500
Chattem, Inc. *	28,000	1,843,520
Corn Products Int’l., Inc.	37,000	1,037,480
HJ Heinz Co.	40,700	1,727,715
JM Smucker Co.	30,000	1,772,400

		7,788,615

Energy 10.3%
Consol Energy, Inc.	29,300	1,345,456
Continental Resources, Inc. *	30,200	1,137,030
Core Laboratories NV	10,300	1,094,375
FMC Technologies, Inc. *	18,000	980,460
Noble Corp.	36,000	1,487,160
Peabody Energy Corp.	44,000	1,956,240
Petrohawk Energy Corp. *	20,300	453,502
Range Resources Corp.	15,400	725,802
Southwestern Energy Co. *	30,300	1,331,988

		10,512,013

Financials 8.3%
Affiliated Managers Group, Inc. *	19,800	1,291,158
BlackRock, Inc.	9,000	2,043,720
HCC Insurance Holdings, Inc.	40,200	1,050,426
Invesco Ltd.	45,900	1,021,275
Northern Trust Corp.	34,300	1,697,850
T Rowe Price Group, Inc.	28,000	1,370,040

		8,474,469

Health Care 13.4%
BioMarin Pharmaceuticals, Inc. *	50,300	830,453
Covance, Inc. *	20,000	1,062,200
CR Bard, Inc.	9,700	797,437
Express Scripts, Inc. *	29,000	2,488,200
Gen-Probe, Inc. *	18,400	767,096
Laboratory Corp of America Holdings *	21,200	1,546,752
Life Technologies Corp. *	48,400	2,409,352
NuVasive, Inc. *	40,300	1,307,735
St. Jude Medical, Inc. *	35,200	1,292,192
Wright Medical Group, Inc. *	60,000	1,080,000

		13,581,417

Industrials 12.3%
BE Aerospace, Inc. *	88,800	1,711,176
Donaldson Co., Inc.	25,600	1,088,000
Flowserve Corp.	18,500	1,840,010
IHS, Inc. *	20,300	1,020,684
Jacobs Engineering Group, Inc. *	27,000	944,730
Landstar System, Inc.	28,000	1,044,960
Precision Castparts Corp.	14,800	1,534,464
Ritchie Bros Auctioneers, Inc.	69,300	1,650,726
Stericycle, Inc. *	31,000	1,696,630

		12,531,380

Information Technology 18.8%
Activision Blizzard, Inc. *	110,000	1,252,900
Amphenol Corp.	50,300	2,072,360
ANSYS, Inc. *	43,500	1,693,890
Broadcom Corp. *	10,000	292,000
Citrix Systems, Inc. *	20,300	775,054
Cognizant Technology Solutions Corp. *	60,000	2,635,800
Dolby Laboratories, Inc. *	44,500	1,990,040
Equinix, Inc. *	20,000	1,923,800
Juniper Networks, Inc. *	16,300	425,919
McAfee, Inc. *	40,500	1,545,075
Molex, Inc. - Class A	90,000	1,476,000
NetApp, Inc. *	50,000	1,541,000

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Growth Opportunities Fund

	Shares	Value (Note 2)

Nuance Communications, Inc. *	99,000	$1,503,810

		19,127,648

Materials 3.9%
Agrium, Inc.	4,200	234,612
Airgas, Inc.	45,300	2,095,125
Crown Holdings, Inc. *	46,000	1,157,820
Thompson Creek Metals Co., Inc. *	40,000	479,200

		3,966,757

Telecommunication Services 1.9%
American Tower Corp. *	31,000	1,268,520
NII Holdings, Inc. *	20,300	604,940

		1,873,460

Utilities 1.5%
American Water Works Co., Inc.	13,000	289,120
ITC Holdings Corp.	28,000	1,245,160

		1,534,280

Total Domestic Common Stocks (Cost $90,954,140)		94,239,360

Exchange Traded Funds 1.7%
Materials 1.7%
SPDR Gold Trust * (Cost $1,252,188)	15,000	1,734,750

Foreign Stocks & ADR’s 1.4%
United Kingdom 1.4%
Shire Ltd. ADR (Cost $1,254,933)	24,200	1,424,654

	Principal Amount (M=$1,000)

U.S. Government Obligations 3.8%
Federal Home Loan Mortgage Corporation 1.3%
Agency Discount Notes: 0.05%, 12/08/09	1,368M	1,367,987

Federal National Mortgage Association 2.5%
Agency Discount Notes: 0.05%, 12/03/09	2,500M	2,499,993

Total U.S. Government Obligations (Cost $3,867,980)		3,867,980

Total Investments 99.6% (Cost $97,329,241)†		101,266,744
Other Assets in Excess of Liabilities 0.4%		441,931

Net Assets 100.0%		$101,708,675

*	Non-income producing.
†

Cost for federal income tax purposes is $98,473,754. At November 30, 2009 unrealized appreciation for federal income tax purposes aggregated $2,792,990 of which $11,571,606 related to appreciated securities and $8,778,616 related to depreciated securities.

ADR	-	American Depository Receipt
SPDR	-	Standard & Poor’s Depository Receipts

Statement of Assets and Liabilities
at November 30, 2009

	Balanced	Capital Growth	Common Stock	Conservative Allocation	Georgia Municipal Bond

Assets
Investments at value	$221,291,534	$120,139,606	$1,059,745,835	$95,598,666	$27,711,325
Cash	3,583,632	846,183	21,248,415	3,444,320	98,082
Receivable for securities sold	299,631	4,965,246	4,256,819	—	—
Receivable for fund shares sold	91,412	1,639,075	745,016	150,896	—
Receivable for interest	282,360	—	—	336,433	370,677
Receivable for dividends	390,872	196,471	2,481,017	106,277	—
Receivable for litigation settlements	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—

Total Assets	225,939,441	127,786,581	1,088,477,102	99,636,592	28,180,084

Liabilities
Payable to custodian bank-line of credit	—	—	—	—	—
Payable for securities purchased	184,066	4,135,504	5,269,035	—	—
Payable for fund shares repurchased	228,913	54,376	927,161	120,079	9,766
Accrued expenses	135,733	62,572	482,231	59,587	14,496
Management fee payable	100,046	69,649	575,652	44,523	10,380
Distribution fee payable (Class A Shares)	49,636	28,286	201,209	18,629	21
Distribution fee payable (Class B Shares)	3,932	—	7,169	5,240	—
Distribution fee payable (Class C Shares)	8,045	2,319	16,723	13,615	—
Distribution fee payable (Class D Shares)	2,693	—	—	—	—
Distribution fee payable (Class S Shares)	—	—	—	—	—
Fund accounting fee payable	6,703	3,632	32,095	2,955	842
Deferred Compensation	59,526	28,302	247,742	33,073	2,559

Total Liabilities	779,293	4,384,640	7,759,017	297,701	38,064

Net Assets Applicable to All Outstanding Shares	$225,160,148	$123,401,941	$1,080,718,085	$99,338,891	$28,142,020

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$202,967,665	$117,018,980	$820,776,866	$76,373,709	$122,516

Shares Outstanding	13,114,494	7,368,128	30,166,116	6,952,057	12,221
Net Asset Value per Share	$15.48	$15.88	$27.21	$10.99	$10.03
Sales Charge**	0.81	0.84	1.43	0.58	0.42

Maximum Offering Price	$16.29	$16.72	$28.64	$11.57	$10.45

Class B Shares*
Net Assets Applicable to Class B Shares/	$4,677,709	N/A	$8,527,748	$6,200,872	N/A

Shares Outstanding	300,624	N/A	322,682	566,183	N/A
Net Asset Value per Share***	$15.56	N/A	$26.43	$10.95	N/A

Class C Shares*
Net Assets Applicable to Class C Shares/	$9,962,820	$2,947,919	$20,591,808	$16,764,310	N/A

Shares Outstanding	642,830	196,812	779,642	1,530,265	N/A
Net Asset Value per Share***	$15.50	$14.98	$26.41	$10.96	N/A

Class D Shares*
Net Assets Applicable to Class D Shares/	$4,326,672	N/A	N/A	N/A	N/A

Shares Outstanding	279,907	N/A	N/A	N/A	N/A
Net Asset Value per Share***	$15.46	N/A	N/A	N/A	N/A

Class I Shares*
Net Assets Applicable to Class I Shares/	$3,225,282	$3,435,042	$230,821,663	N/A	$28,019,504

Shares Outstanding	209,748	217,674	8,476,891	N/A	2,732,221
Net Asset Value per Share***	$15.38	$15.78	$27.23	N/A	$10.26

Class S Shares*
Net Assets Applicable to Class S Shares/	N/A	N/A	N/A	N/A	N/A

Shares Outstanding	N/A	N/A	N/A	N/A	N/A
Net Asset Value per Share***	N/A	N/A	N/A	N/A	N/A

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Government Securities	Growth Leaders	International Equity	Mid Cap Growth	Mid Cap Value	Short Maturity Government	Small Company	Small/Mid Cap

$765,854,445	$34,475,334	$162,567,860	$85,741,459	$183,401,300	$1,798,394,363	$1,838,280,561	$9,498,482
672,493	185,889	23,674	229,507	499,726	75,029	26,364,298	266,194
37	675,458	72,849	94,030	31,031	1,815	—	—
3,388,872	1,037,507	162,588	48,071	319,963	61,591,128	5,106,549	10,064
3,303,347	—	—	—	—	6,387,820	—	—
–	63,770	593,659	59,325	25,457	—	1,154,784	4,561
–	—	108,997	—	—	—	—	—
–	—	694	—	—	—	—	—

773,219,194	36,437,958	163,530,321	86,172,392	184,277,477	1,866,450,155	1,870,906,192	9,779,301

–	—	649,000	—	—	—	—	—
–	—	191,960	542,140	152,696	—	11,258,066	20,486
850,395	211,388	297,992	123,722	235,994	9,685,673	2,447,206	16,075
262,315	26,398	107,723	87,305	94,006	236,814	598,678	10,604
263,862	26,023	93,506	49,595	113,442	591,913	899,379	5,627
98,481	7,287	36,611	18,493	20,425	153,314	259,432	302
–	—	2,277	2,364	—	—	25,194	—
54,047	2,011	2,984	1,901	14,241	—	127,254	167
–	—	—	—	—	—	—	—
–	—	—	—	—	589,167	—	—
22,759	1,055	4,875	2,576	5,521	51,055	55,753	293
72,787	2,307	30,489	34,309	12,409	72,785	253,057	544

1,624,646	276,469	1,417,417	862,405	648,734	11,380,721	15,924,019	54,098

$771,594,548	$36,161,489	$162,112,904	$85,309,987	$183,628,743	$1,855,069,434	$1,854,982,173	$9,725,203

$606,364,740	$30,437,738	$148,091,327	$74,506,836	$82,870,789	$778,020,423	$1,047,329,759	$3,693,407

54,370,762	2,838,159	9,641,663	5,534,383	7,180,257	83,341,161	175,941,089	225,565
$11.15	$10.72	$15.36	$13.46	$11.54	$9.34	$5.95	$16.37
0.46	0.56	0.81	0.71	0.61	0.09	0.31	0.86

$11.61	$11.28	$16.17	$14.17	$12.15	$9.43	$6.26	$17.23

N/A	N/A	$2,753,476	$2,809,817	N/A	N/A	$29,560,388	N/A

N/A	N/A	185,345	240,446	N/A	N/A	6,248,903	N/A
N/A	N/A	$14.86	$11.69	N/A	N/A	$4.73	N/A

$68,427,568	$2,532,663	$3,622,466	$2,382,515	$17,241,058	N/A	$153,789,859	$2,651,608

6,135,384	251,005	241,855	200,880	1,567,321	N/A	28,420,108	161,839
$11.15	$10.09	$14.98	$11.86	$11.00	N/A	$5.41	$16.38

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

$96,802,240	$3,191,088	$7,645,635	$5,610,819	$83,516,896	N/A	$624,302,167	$3,380,188

8,678,479	305,644	499,673	413,381	7,094,696	N/A	103,695,182	205,952
$11.15	$10.44	$15.30	$13.57	$11.77	N/A	$6.02	$16.41

N/A	N/A	N/A	N/A	N/A	$1,077,049,011	N/A	N/A

N/A	N/A	N/A	N/A	N/A	115,330,508	N/A	N/A
N/A	N/A	N/A	N/A	N/A	$9.34	N/A	N/A

Statement of Assets and Liabilities

	Sustainable Core Opportunities	Sustainable Growth Opportunities

Assets
Investments at value	$191,077,444	$101,266,744
Cash	645,434	521,706
Receivable for securities sold	—	230,690
Receivable for fund shares sold	46,824	10,191
Receivable for dividends	311,202	43,555
Receivable for litigation settlements	64,809	—

Total Assets	192,145,713	102,072,886

Liabilities
Payable for securities purchased	—	143,750
Payable for fund shares repurchased	108,376	46,082
Accrued expenses	93,741	80,888
Management fee payable	110,490	59,076
Distribution fee payable (Class A Shares)	44,521	24,944
Fund accounting fee payable	5,761	3,080
Deferred Compensation	11,869	6,391

Total Liabilities	374,758	364,211

Net Assets Applicable to
All Outstanding Shares	$191,770,955	$101,708,675

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$180,581,709	$100,589,939

Shares Outstanding	16,582,354	8,840,319
Net Asset Value per Share	$10.89	$11.38
Sales Charge**	0.57	0.60

Maximum Offering Price	$11.46	$11.98

Class I Shares*
Net Assets Applicable to Class I Shares/	$11,189,246	$1,118,736

Shares Outstanding	1,022,153	94,631
Net Asset Value per Share***	$10.95	$11.82

* The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

** For the Balanced Fund, Capital Growth Fund, Common Stock Fund, Conservative Allocation Fund, Growth Leaders Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Company Fund, Small/Mid Cap Fund, Sustainable Core Opportunities Fund and Sustainable Growth Opportunities Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Georgia Municipal Bond Fund and Government Securities Fund, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share.

*** The maximum offering price is equal to the net asset value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

	Balanced	Capital Growth	Common Stock	Conservative Allocation	Georgia Municipal Bond

Net Assets Represent
Capital stock at par value	$145,476	$77,826	$397,453	$90,485	$27,444
Paid-in capital	188,711,375	103,079,332	803,238,595	106,282,016	26,117,469
Accumulated undistributed (distributions in excess of) net investment income (loss)	387,826	155,651	1,511,266	160,809	10,965
Accumulated undistributed net realized gain (loss) on investments	(785,243)	(7,997,748)	(2,780,484)	(11,940,831)	580,637
Unrealized appreciation (depreciation) of investments and foreign exchange	36,700,714	28,086,880	278,351,255	4,746,412	1,405,505

Net Assets	$225,160,148	$123,401,941	$1,080,718,085	$99,338,891	$28,142,020

Investments at Cost	$184,590,820	$92,052,726	$781,394,580	$90,852,355	$26,305,820

	Government Securities	Growth Leaders	International Equity	Mid Cap Growth	Mid Cap Value

Net Assets Represent
Capital stock at par value	$691,846	$33,948	$105,685	$63,891	$158,423
Paid-in capital	736,230,812	36,004,627	176,035,937	110,519,863	201,394,361
Accumulated undistributed (distributions in excess of) net investment income (loss)	581,668	25,848	1,395,050	(60,054)	(12,408)
Accumulated undistributed net realized gain (loss) on investments	13,105,273	(5,815,083)	(27,108,697)	(37,625,071)	(44,059,034)
Unrealized appreciation (depreciation) of investments and foreign exchange	20,984,949	5,912,149	11,684,929	12,411,358	26,147,401

Net Assets	$771,594,548	$36,161,489	$162,112,904	$85,309,987	$183,628,743

Investments at Cost	$744,869,496	$28,563,185	$150,910,140	$73,330,101	$157,253,882

	Short Maturity Government	Small Company	Small/Mid Cap	Sustainable Core Opportunities	Sustainable Growth Opportunities

Net Assets Represent
Capital stock at par value	$1,986,717	$3,143,053	$5,934	$176,045	$89,350
Paid-in capital	1,854,063,036	1,837,228,976	11,440,914	249,715,434	132,304,458
Accumulated undistributed (distributions in excess of) net investment income (loss)	35,544	1,182,256	(544)	632,226	(3,644)
Accumulated undistributed net realized gain (loss) on investments	(28,320,259)	(155,991,391)	(1,948,626)	(46,408,690)	(34,618,992)
Unrealized appreciation (depreciation) of investments and foreign exchange	27,304,396	169,419,279	227,525	(12,344,060)	3,937,503

Net Assets	$1,855,069,434	$1,854,982,173	$9,725,203	$191,770,955	$101,708,675

Investments at Cost	$1,771,089,967	$1,668,861,282	$9,270,957	$203,421,504	$97,329,241

Amounts designated as “-” are either $0 or have been rounded to $0.

Statement of Operations

	Balanced For the Year Ended 11/30/09	Capital Growth For the Year Ended 11/30/09	Common Stock For the Year Ended 11/30/09	Conservative Allocation For the Year Ended 11/30/09

Investment Income
Income:
Dividends	$3,230,012	$1,917,700	$20,497,218	$828,511 *
Interest	3,200,348	2,944	16,995	3,126,064

Total Income	$6,430,360	$1,920,644	$20,514,213	$3,954,575

Expenses:
Management advisory fee	1,104,568	742,361	6,054,973	502,484
Transfer agent fees	525,590	321,256	1,373,682	196,331
Custodian fees	19,525	10,555	67,372	12,200
Distribution expense (Class A Shares)	541,763	301,813	2,084,408	207,247
Distribution expense (Class B Shares)	56,556	—	99,113	91,917
Distribution expense (Class C Shares)	73,167	23,519	169,005	130,868
Distribution expense (Class D Shares)	37,551	—	—	—
Distribution expense (Class S Shares)	—	—	—	—
Accounting and administration services	74,554	39,240	334,228	33,828
Auditing fees	16,050	11,550	73,700	7,000
Legal fees	6,725	5,750	58,450	600
Reports and notices to shareholders	44,400	32,850	144,750	13,450
Registration and filing fees	71,467	45,670	67,103	37,670
Directors’ and Chief Compliance Officer’s fees and expenses	39,921	23,076	186,344	18,186
Other	20,681	14,885	39,247	4,551

Total Expenses	2,632,518	1,572,525	10,752,375	1,256,332
Expense Reimbursement	—	—	—	—
Expense Offset	—	—	(1,972)	—

Net Expenses	2,632,518	1,572,525	10,750,403	1,256,332

Net Investment Income (Loss)	3,797,842	348,119	9,763,810	2,698,243

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	2,499,045	5,223,731	287,648	(2,366,283)
Foreign currency transactions	—	—	—	(8,888)

Net realized gain (loss)	2,499,045	5,223,731	287,648	(2,375,171)

Net change in unrealized appreciation (depreciation) during the period:
Investments	34,427,720	23,793,310	218,031,247	15,933,594
Foreign currency transactions	—	—	—	358

Net change in unrealized appreciation (depreciation)	34,427,720	23,793,310	218,031,247	15,933,952

Net Realized and Unrealized Gain (Loss) on Investments	36,926,765	29,017,041	218,318,895	13,558,781

Net Increase (Decrease) in Net Assets from Operations	$40,724,607	$29,365,160	$228,082,705	$16,257,024

* Net of foreign tax withholding of $2,295 in the Sentinel Conservative Allocation Fund, $301,517 in the Sentinel International Equity Fund and $6,618 in the Sentinel Mid Cap Value Fund.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Georgia Municipal Bond For the Year Ended 11/30/09	Government Securities For the Year Ended 11/30/09	Growth Leaders For the Year Ended 11/30/09	International Equity For the Year Ended 11/30/09	Mid Cap Growth For the Year Ended 11/30/09	Mid Cap Value For the Year Ended 11/30/09	Short Maturity Government For the Year Ended 11/30/09

$1,725	$—	$534,863	$3,633,191 *	$798,841	$2,288,777 *	$—
1,093,641	30,278,819	3,497	2,394	2,345	14,082	26,821,486

$1,095,366	$30,278,819	$538,360	$3,635,585	$801,186	$2,302,859	$26,821,486

134,986	3,034,903	279,533	968,232	558,798	1,245,989	3,250,507
33,354	863,901	76,512	519,981	400,801	416,864	628,407
3,400	58,411	5,375	82,950	15,300	23,000	60,000
2,009	1,030,049	75,688	376,230	209,107	222,728	1,062,951
–	—	—	28,981	31,527	—	—
–	430,984	19,371	34,796	21,622	153,796	—
–	—	—	—	—	—	—
–	—	—	—	—	—	2,236,186
11,117	244,486	11,499	51,173	29,523	61,516	266,692
6,350	53,000	6,900	16,150	8,950	17,300	73,000
2,100	43,750	1,400	9,550	4,300	11,500	45,000
350	73,000	10,200	58,000	42,850	61,000	45,500
4,786	77,868	40,327	60,967	63,752	48,257	129,264

4,878	113,171	5,622	27,015	17,895	26,416	104,078
8,708	62,573	6,874	70,485	7,652	17,571	60,993

212,038	6,086,096	539,301	2,304,510	1,412,077	2,305,937	7,962,578
–	—	(22,902)	—	—	—	—
–	(161)	(595)	—	—	—	—

212,038	6,085,935	515,804	2,304,510	1,412,077	2,305,937	7,962,578

883,328	24,192,884	22,556	1,331,075	(610,891)	(3,078)	18,858,908

580,665	19,965,367	(3,629,519)	(12,999,696)	(14,786,279)	(41,089,133)	2,296,660
–	—	—	44,905	—	13,618	—

580,665	19,965,367	(3,629,519)	(12,954,791)	(14,786,279)	(41,075,515)	2,296,660

1,402,779	16,146,179	11,713,681	59,255,551	33,686,704	90,789,808	26,782,341
–	—	—	21,540	—	2,441	—

1,402,779	16,146,179	11,713,681	59,277,091	33,686,704	90,792,249	26,782,341

1,983,444	36,111,546	8,084,162	46,322,300	18,900,425	49,716,734	29,079,001

$2,866,772	$60,304,430	$8,106,718	$47,653,375	$18,289,534	$49,713,656	$47,937,909

Statement of Operations

	Small Company For the Year Ended 11/30/09	Small/Mid Cap For the Year Ended 11/30/09	Sustainable Core Opportunities For the Year Ended 11/30/09	Sustainable Growth Opportunities^ For the Year Ended 11/30/09

Investment Income
Income:
Dividends	$13,367,147	$74,468	$3,171,034	$616,596
Interest	94,958	21	3,016	7,103

Total Income	$13,462,105	$74,489	$3,174,050	$623,699

Expenses:
Management advisory fee	8,585,312	57,098	1,190,262	653,799
Transfer agent fees	3,011,510	8,117	561,596	402,068
Custodian fees	110,103	12,600	14,515	11,665
Distribution expense (Class A Shares)	2,593,244	2,384	476,236	276,006
Distribution expense (Class B Shares)	371,471	—	—	—
Distribution expense (Class C Shares)	1,276,335	1,381	129 **	155 ***
Accounting and administration services	512,943	3,018	62,972	34,594
Auditing fees	94,500	3,700	29,575	22,425
Legal fees	85,200	450	10,620	2,600
Reports and notices to shareholders	317,000	750	63,230	52,500
Registration and filing fees	107,582	49,919	41,723	47,987
Directors’ and Chief Compliance Officer’s fees and expenses	262,136	1,220	28,488	16,485
Other	80,263	2,421	29,900	10,638

Total Expenses	17,407,599	143,058	2,509,246	1,530,922
Expense Reimbursement	—	—	(58,930)	—
Expense Offset	(1,103)	—	—	—

Net Expenses	17,406,496	143,058	2,450,316	1,530,922

Net Investment Income (Loss)	(3,944,391)	(68,569)	723,734	(907,223)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(151,223,446)	(1,307,108)	(9,213,698)	(13,897,391)
Foreign currency transactions	—	—	—	—

Net realized gain (loss)	(151,223,446)	(1,307,108)	(9,213,698)	(13,897,391)

Net change in unrealized appreciation (depreciation) during the period:
Investments	472,702,721	3,147,762	50,614,687	39,318,869
Foreign currency transactions	—	—	—	—

Net change in unrealized appreciation (depreciation)	472,702,721	3,147,762	50,614,687	39,318,869

Net Realized and Unrealized Gain (Loss) on Investments	321,479,275	1,840,654	41,400,989	25,421,478

Net Increase (Decrease) in Net Assets from Operations	$317,534,884	$1,772,085	$42,124,723	$24,514,255

^ Name change. Formerly the Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

** All outstanding shares of the Sentinel Sustainable Core Opportunities Fund Class C were converted into Sentinel Sustainable Core Opportunities Fund Class A shares following the close of business on July 31, 2009.

*** All outstanding shares of the Sentinel Sustainable Growth Opportunities Fund Class C were converted into Sentinel Sustainable Growth Opportunities Fund Class A shares following the close of business on July 31, 2009.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Statement of Changes in Net Assets

	Balanced		Capital Growth
	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/09	Year Ended 11/30/08

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,797,842	$5,195,912	$348,119	$157,258
Net realized gain (loss) on sales of investments	2,499,045	(1,851,977)	5,223,731	302,728
Net change in unrealized appreciation (depreciation)	34,427,720	(71,596,343)	23,793,310	(67,031,524)

Net increase (decrease) in net assets from operations	40,724,607	(68,252,408)	29,365,160	(66,571,538)

Distributions to Shareholders
From net investment income
Class A Shares	(3,935,612)	(5,066,104)	(174,756)	(214,272)
Class B Shares	(62,067)	(159,584)	—	—
Class C Shares	(81,546)	(81,325)	—	—
Class D Shares	(58,443)	(112,705)	—	—
Class I Shares	(59,698)	(88,567)	(13,633)	(22,116)
From net realized gain on investments
Class A Shares	—	(14,663,649)	—	(12,042,596)
Class B Shares	—	(976,542)	—	—
Class C Shares	—	(453,864)	—	(213,311)
Class D Shares	—	(666,106)	—	—
Class I Shares	—	(213,935)	—	(301,690)
Return of capital
Class A Shares	—	—	—	(1,534,264)
Class C Shares	—	—	—	(27,177)
Class I Shares	—	—	—	(38,436)

Total distributions to shareholders	(4,197,366)	(22,482,381)	(188,389)	(14,393,862)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	25,995,153	21,907,093	10,569,478	10,251,340
Class B Shares	259,182	852,797	—	—
Class C Shares	4,921,037	2,008,232	440,763	1,621,804
Class D Shares	11,058	3,601	—	—
Class I Shares	393,224	599,167	381,738	668,029
Net asset value of shares issued in Fund reorganizations (see note 7)
Class A Shares	—	11,292,171	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	3,470,971	18,391,322	141,703	11,518,535
Class B Shares	58,427	1,082,088	—	—
Class C Shares	72,915	503,010	—	196,954
Class D Shares	57,482	757,393	—	—
Class I Shares	55,819	281,819	12,887	341,617

	35,295,268	57,678,693	11,546,569	24,598,279

Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(34,064,099)	(46,101,350)	(18,397,084)	(30,898,475)
Class B Shares	(3,736,089)	(7,271,921)	—	—
Class C Shares	(2,098,413)	(2,095,222)	(416,797)	(904,611)
Class D Shares	(3,688,178)	(1,451,213)	—	—
Class I Shares	(364,753)	(679,277)	(491,044)	(836,965)

Increase (decrease) in net assets from capital stock transactions	(8,656,264)	79,710	(7,758,356)	(8,041,772)

Total Increase (Decrease) in Net Assets for period	27,870,977	(90,655,079)	21,418,415	(89,007,172)
Net Assets: Beginning of period	$197,289,171	$287,944,250	$101,983,526	$190,990,698

Net Assets: End of period	$225,160,148	$197,289,171	$123,401,941	$101,983,526

Accumulated Undistributed Net Investment Income (Loss)	$387,826	$633,694	$155,651	$(17,738)

Amounts designated as “-” are either $0 or have been rounded to $0.

Statement of Changes in Net Assets

Common Stock		Conservative Allocation		Georgia Municipal Bond
Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/09	Year Ended 11/30/08

$9,763,810	$11,453,879	$2,698,243	$1,954,861 ++	883,328	$992,006
287,648	(255,689)	(2,375,171)	(7,580,721)	580,665	72,789
218,031,247	(486,606,312)	15,933,952	(8,861,571)	1,402,779	(460,003)

228,082,705	(475,408,122)	16,257,024	(14,487,431)	2,866,772	604,792

(7,232,902)	(9,466,158)	(2,362,876)	(1,498,757)	(25,997)*	(6,429)*
(6,696)	—	(245,925)	(259,831)	—	—
(34,871)	(16,358)	(327,792)	(212,890)	—	—
—	—	—	—	—	—
(2,619,207)	(2,674,425)	—	—	(861,992)*	(969,951)*

—	(56,667,768)	—	(374,048)	(2,691)	(1,961)
—	(1,775,255)	—	(100,066)	—	—
—	(1,182,673)	—	(72,440)	—	—
—	—	—	—	—	—
—	(10,528,606)	—	—	(69,030)	(158,596)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(9,893,676)	(82,311,243)	(2,936,593)	(2,518,032)	(959,710)	(1,136,937)

78,772,778	82,025,561	23,302,824	21,252,222	5,442	949,970
438,790	968,399	774,276	1,143,307	—	—
6,370,654	6,408,937	6,727,967	3,399,431	—	—
—	—	—	—	—	—
75,213,415	84,217,062	—	—	2,884,553	1,930,525

—	—	—	33,981,702	—	—
—	—	—	7,034,376	—	—
—	—	—	3,941,974	—	—

5,795,531	56,120,350	1,603,776	1,481,044	22,733	7,402
6,380	1,703,407	182,265	312,696	—	—
27,401	920,962	250,890	225,262	—	—
—	—	—	—	—	—
741,950	2,114,081	—	—	2,860	4,792

167,366,899	234,478,759	32,841,998	72,772,014	2,915,588	2,892,689

(99,241,159)	(132,928,450)	(24,552,707)	(16,627,119)	(1,084,743)	(295,886)
(6,313,396)	(14,169,932)	(8,248,531)	(4,065,549)	—	—
(5,005,277)	(4,902,577)	(3,053,416)	(2,117,571)	—	—
—	—	—	—	—	—
(50,650,499)	(39,099,232)	—	—	(5,995,989)	(4,623,479)

6,156,568	43,378,568	(3,012,656)	49,961,775	(4,165,144)	(2,026,676)

224,345,597	(514,340,797)	10,307,775	32,956,312	(2,258,082)	(2,558,821)
$856,372,488	$1,370,713,285	$89,031,116	$56,074,804	$30,400,102	$32,958,923

$1,080,718,085	$856,372,488	$99,338,891	$89,031,116	$28,142,020	$30,400,102

$1,511,266	$1,637,166	$160,809	$266,557	$10,965	$15,626

* Dividends paid by the Sentinel Georgia Municipal Bond Fund are generally tax-exempt for Federal income tax purposes.

Statement of Changes in Net Assets

	Government Securities		Growth Leaders
	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/09	Year Ended 11/30/08

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$24,192,884	$20,020,605	$22,556	$(105,536)
Net realized gain (loss) on sales of investments	19,965,367	8,300,780	(3,629,519)	(2,170,343)
Net change in unrealized appreciation (depreciation)	16,146,179	(1,134,090)	11,713,681	(8,948,309)

Net increase (decrease) in net assets from operations	60,304,430	27,187,295	8,106,718	(11,224,188)

Distributions to Shareholders
From net investment income
Class A Shares	(20,601,528)	(14,442,733)	—	—
Class B Shares	—	—	—	—
Class C Shares	(1,341,595)	(336,474)	—	—
Class I Shares	(4,450,432)	(5,354,662)	—	—
From net realized gain on investments
Class A Shares	—	—	—	(521,857)
Class B Shares	—	—	—	—
Class C Shares	—	—	—	(48,818)
Class I Shares	—	—	—	(7,732)

Total distributions to shareholders	(26,393,555)	(20,133,869)	—	(578,407)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	403,301,108	187,470,306	15,483,057	17,962,765
Class B Shares	—	—	—	—
Class C Shares	60,215,474	11,945,189	910,718	1,852,060
Class I Shares	51,920,786	32,444,746	236,500	5,000,000
Net asset value of shares issued in Fund reorganizations (see note 7)
Class A Shares	—	44,568,838	—	—
Class I Shares	—	—	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	16,473,907	11,623,791	—	384,120
Class B Shares	—	—	—	—
Class C Shares	682,136	141,742	—	18,286
Class I Shares	1,000,691	675,173	—	—

	533,594,102	288,869,785	16,630,275	25,217,231

Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(234,118,362)	(103,730,266)	(9,717,671)	(8,502,902)
Class B Shares	—	—	—	—
Class C Shares	(10,350,496)	(1,577,371)	(577,922)	(820,618)
Class I Shares	(65,192,392)	(43,069,040)	(2,000,000)	—

Increase (decrease) in net assets from capital stock transactions	223,932,852	140,493,108	4,334,682	15,893,711

Total Increase (Decrease) in Net Assets for period	257,843,727	147,546,534	12,441,400	4,091,116
Net Assets: Beginning of period	$513,750,821	$366,204,287	$23,720,089	$19,628,973

Net Assets: End of period	$771,594,548	$513,750,821	$36,161,489	$23,720,089

Accumulated Undistributed Net Investment Income (Loss)	$581,668	$425,231	$25,848	$(416)

Amounts designated as “-” are either $0 or have been rounded to $0.

Statement of Changes in Net Assets

International Equity		Mid Cap Growth
Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/09	Year Ended 11/30/08

$1,331,075	$2,525,863	$(610,891)	$(1,336,319)
(12,954,791)	(1,369,504)	(14,786,279)	(7,597,233)
59,277,091	(119,155,436)	33,686,704	(63,274,659)

47,653,375	(117,999,077)	18,289,534	(72,208,211)

(2,300,157)	(1,298,805)	—	—
—	—	—	—
(3,978)	(4,933)	—	—
(145,278)	(135,029)	—	—

—	(12,851,226)	—	—
—	(962,998)	—	—
—	(697,225)	—	—
—	(840,290)	—	—

(2,449,413)	(16,790,506)	—	—

16,466,615	25,071,963	6,369,549	17,692,232
122,685	379,604	48,869	189,980
553,642	924,135	332,286	765,157
1,279,418	1,455,023	809,300	751,002

—	85,605,902	—	—
—	2,023,815	—	—

2,087,639	13,310,787	—	—
—	921,900	—	—
3,411	594,505	—	—
135,588	949,015	—	—

20,648,998	131,236,649	7,560,004	19,398,371

(26,083,253)	(49,486,728)	(17,947,557)	(25,967,526)
(1,592,685)	(4,215,226)	(1,574,963)	(4,368,107)
(1,461,900)	(1,974,385)	(635,082)	(1,455,454)
(1,535,915)	(2,503,966)	(941,538)	(1,466,417)

(10,024,755)	73,056,344	(13,539,136)	(13,859,133)

35,179,207	(61,733,239)	4,750,398	(86,067,344)
$126,933,697	$188,666,936	$80,559,589	$166,626,933

$162,112,904	$126,933,697	$85,309,987	$80,559,589

$1,395,050	$2,072,649	$(60,054)	$(53,456)

Statement of Changes in Net Assets

	Mid Cap Value		Short Maturity Government
	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/09	Year Ended 11/30/08

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(3,078)	$493,114	$18,858,908	$6,865,836
Net realized gain (loss) on sales of investments	(41,075,515)	(2,920,807)	2,296,660	243,902
Net change in unrealized appreciation (depreciation)	90,792,249	(90,440,907)	26,782,341	48,136

Net increase (decrease) in net assets from operations	49,713,656	(92,868,600)	47,937,909	7,157,874

Distributions to Shareholders
From net investment income
Class A Shares	(141,931)	(186,167)	(14,458,829)	(6,779,881)
Class B Shares	—	—	—	—
Class C Shares	—	(48,002)	—	(4,991	)+
Class S Shares	—	—	(8,759,237)	(843,270)
Class I Shares	(301,924)	(807,994)	—	—
From net realized gain on investments
Class A Shares	—	(2,795,710)	—	—
Class B Shares	—	—	—	—
Class C Shares	—	(1,659,355)	—	—	+
Class S Shares	—	—	—	—
Class I Shares	—	(9,369,148)	—	—
Return of capital
Class A Shares	(157,759)	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—	+
Class I Shares	(335,592)	—	—	—

Total distributions to shareholders	(937,206)	(14,866,376)	(23,218,066)	(7,628,142)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	27,639,691	107,783,838	790,630,942	80,457,063
Class B Shares	—	—	—	—
Class C Shares	2,939,736	16,902,236	—	3,773,643	+
Class S Shares	—	—	1,165,727,480	41,540,848
Class I Shares	13,636,502	46,640,831	—	—

Net asset value of shares issued in Fund reorganizations Class A Shares issued upon conversion from Class C Shares	—	—	—	3,944,285	+
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	253,343	2,401,374	11,757,065	5,601,122
Class B Shares	—	—	—	—
Class C Shares	—	1,340,491	—	3,047	+
Class S Shares	—	—	7,106,007	773,156
Class I Shares	393,718	4,115,670	—	—

	44,862,990	179,184,440	1,975,221,494	136,093,164

Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(35,927,075)	(22,349,773)	(217,099,188)	(58,245,723)
Class B Shares	—	—	—	—
Class C Shares	(4,956,348)	(4,512,470)	—	(243,672	)+
Class C Shares reacquired upon conversion into Class A Shares	—	—	—	(3,944,285	)+
Class S Shares	—	—	(144,212,010)	(11,371,333)
Class I Shares	(27,343,868)	(18,335,291)	—	—

Increase (decrease) in net assets from capital stock transactions	(23,364,301)	133,986,906	1,613,910,296	62,288,151

Total Increase (Decrease) in Net Assets for period	25,412,149	26,251,930	1,638,630,139	61,817,883
Net Assets: Beginning of period	$158,216,594	$131,964,664	$216,439,295	$154,621,412

Net Assets: End of period	$183,628,743	$158,216,594	$1,855,069,434	$216,439,295

Accumulated Undistributed Net Investment Income (Loss)	$(12,408)	$420,907	$35,544	$2,930

+ All outstanding shares of the Sentinel Short Maturity Government Fund Class C were converted into Sentinel Short Maturity Government Fund Class A shares following the close of business on July 11, 2008.

Amounts designated as “-” are either $0 or have been rounded to $0.

Statement of Changes in Net Assets

Small Company		Small/Mid Cap
Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/09	For the period From 12/03/07++ Through 11/30/08

$(3,944,391)	$(6,116,224)	$(68,569)	$(39,582)
(151,223,446)	(4,058,451)	(1,307,108)	(643,462)
472,702,721	(552,654,207)	3,147,762	(2,920,237)

317,534,884	(562,828,882)	1,772,085	(3,603,281)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	(121,259,510)	—	—
—	(13,788,828)	—	—
—	(19,893,544)	—	—
—	—	—	—
—	(5,244,570)	—	—
—	(1,077,586)	—	—
—	(122,536)	—	—
—	(176,786)	—	—
—	—	—	—
—	(46,607)	—	—

—	(161,609,967)	—	—

400,812,613	333,368,781	1,149,582	4,513,475
333,729	815,167	—	—
39,706,877	32,028,859	208,533	3,058,039
—	—	—	—
450,743,554	179,312,813	103,190	4,000,000

—	—	—	—

—	108,489,751	—	—
—	13,134,230	—	—
—	18,377,252	—	—
—	—	—	—
—	1,339,737	—	—

891,596,773	686,866,590	1,461,305	11,571,514

(272,052,024)	(412,401,985)	(434,190)	(941,479)
(24,254,534)	(40,229,704)	—	—
(27,861,646)	(36,897,260)	(91,703)	—
—	—	—	—
—	—	—	—
(66,256,455)	(17,415,537)	(9,048)	—

501,172,114	179,922,104	926,364	10,630,035

818,706,998	(544,516,745)	2,698,449	7,026,754
$1,036,275,175	$1,580,791,920	$7,026,754	$—

$1,854,982,173	$1,036,275,175	$9,725,203	$7,026,754

$1,182,256	$15,014	$(544)	$1,725

++ Commenced operations December 3, 2007.

Statement of Changes in Net Assets

	Sustainable Core Opportunities
	Year Ended 11/30/09		For the Period From 07/01/08 Through 11/30/08**	Year Ended 06/30/08

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$723,734		$603,012	$315,465
Net realized gain (loss) on sales of investments	(9,213,698)		(20,754,252)	670,686
Net change in unrealized appreciation (depreciation)	50,614,687		(78,170,526)	(24,380,792)

Net increase (decrease) in net assets from operations	42,124,723		(98,321,766)	(23,394,641)

Distributions to Shareholders
From net investment income
Class A Shares	(758,007)		—	(160,644)
Class C Shares	—	^	—	— #
Class I Shares	(94,935)		—	(65,043)
From net realized gain on investments
Class A Shares	—		—	—
Class C Shares	—	^	—	— #
Class I Shares	—		—	—

Total distributions to shareholders	(852,942)		—	(225,687)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	7,153,107		6,160,168	17,782,798
Class C Shares	3,914	^	22,942	500,012 #
Class I Shares	2,156,020		8,010,775	11,275,013
Net asset value of shares issued in Fund reorganizations (see note 7)
Class A Shares	—		—	218,888,219
Class A Shares issued upon conversion from Class C Shares	375,807	^	—	—
Class C Shares	—	^	—	— #
Class I Shares	—		—	56,805,758
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	726,896		—	153,383
Class C Shares	—	^	—	— #
Class I Shares	85,163		—	65,043

	10,500,907		14,193,885	305,470,226

Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(24,011,325)		(19,313,840)	(22,548,285)
Class C Shares	—	^	—	— #
Class C Shares reacquired upon conversion into Class A Shares	(375,807	)^	—	—
Class I Shares	(4,998,769)		(39,223,331)	(11,422,766)

Increase (decrease) in net assets from capital stock transactions	(18,884,994)		(44,343,286)	271,499,175

Total Increase (Decrease) in Net Assets for period	22,386,787		(142,665,052)	247,878,847
Net Assets: Beginning of period	$169,384,168		$312,049,220	$64,170,373

Net Assets: End of period	$191,770,955		$169,384,168	$312,049,220

Accumulated Undistributed Net Investment Income (Loss)	$632,226		$689,597	$86,585

** The fiscal year end for the Sentinel Sustainable Core Opportunities Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information prior to April 5, 2008 is based on the predecessor Citizens Value Fund.

^ All outstanding shares of the Sentinel Sustainable Core Opportunities Fund Class C were converted into Sentinel Sustainable Core Opportunities Fund Class A shares following the close of business on July 31, 2009.

# Commenced operations April 7, 2008.

Amounts designated as “-” are either $0 or have been rounded to $0.

Statement of Changes in Net Assets

	Sustainable Growth Opportunities^^
	Year Ended 11/30/09		For the Period From 07/01/08 Through 11/30/08***	Year Ended 06/30/08

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(907,223)		$(551,867)	$(2,224,480)
Net realized gain (loss) on sales of investments	(13,897,391)		(16,810,235)	17,063,556
Net change in unrealized appreciation (depreciation)	39,318,869		(53,800,164)	(32,717,579)

Net increase (decrease) in net assets from operations	24,514,255		(71,162,266)	(17,878,503)

Distributions to Shareholders
From net investment income
Class A Shares	—		—	—
Class C Shares	—	^^^	—	—	#
Class I Shares	—		—	—
From net realized gain on investments
Class A Shares	(5,473,542)		—	—
Class C Shares	(18,683	) ^^^	—	—	#
Class I Shares	(59,203)		—	—
Return of capital
Class A Shares	(90)		—	—
Class C Shares	—	^^^	—	—	#
Class I Shares	(1)		—	—

Total distributions to shareholders	(5,551,519)		—	—

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	4,997,569		2,549,307	13,878,916
Class C Shares	8,825	^^^	1,500	531,130	#
Class I Shares	169,522		54,759	150,533
Citizens Administrative Shares issued prior to the Fund reorganizations	—		—	267,622	##
Net asset value of shares issued in Fund reorganizations (see note 7)
Class A Shares	—		—	31,388,124
Class A Shares issued upon conversion from Class C Shares	327,505	^^^	—	—
Class C Shares	—	^^^	—	—	#
Class I Shares	—		—	—
Class I Shares issued upon conversion from Citizens Administrative Shares	—		—	2,531,057	##
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	5,240,037		—	—
Class C Shares	1,095	^^^	—	—	#
Class I Shares	57,944		—	—

	10,802,497		2,605,566	48,747,382

Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(15,715,093)		(9,422,507)	(41,182,727)
Class C Shares	—	^^^	—	—	#
Class C Shares reacquired upon conversion into Class A Shares	(327,505	) ^^^	—	—
Class I Shares	(306,524)		(265,095)	(1,100,472)
Citizens Administrative Shares reacquired prior to the Fund reorganizations	—		—	(1,747,146	)##
Citizens Administrative Shares reacquired upon conversion into Class I Shares	—		—	(2,531,057	)##

Increase (decrease) in net assets from capital stock transactions	(5,546,625)		(7,082,036)	2,185,980

Total Increase (Decrease) in Net Assets for period	13,416,111		(78,244,302)	(15,692,523)
Net Assets: Beginning of period	$88,292,564		$166,536,866	$182,229,389

Net Assets: End of period	$101,708,675		$88,292,564	$166,536,866

Accumulated Undistributed Net Investment Income (Loss)	$(3,644)		$(2,081)	$—

^^ Name change. Formerly the Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

^^^ All outstanding shares of the Sentinel Sustainable Growth Opportunities Fund Class C were converted into Sentinel Sustainable Growth Opportunities Fund Class A shares following the close of business on July 31, 2009.

*** The fiscal year end for the Sentinel Sustainable Emerging Companies Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

# Commenced operations April 7, 2008.

## Citizens Emerging Growth Fund Administrative Class shareholders were issued Sentinel Sustainable Emerging Companies Fund Class I Shares as part of the Fund reorganizations effective as of the close of the New York Stock Exchange on April 4, 2008.

Amounts designated as “-” are either $0 or have been rounded to $0.

Financial Highlights
Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

				Income From Investment Operations			Less Distributions

Fund/ Share Class	Fiscal year (period ended)		Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Return of capital	Total distributions	Net asset value, end of period	Total return (%)*

Balanced	11/30/05		$16.83	$0.32	$0.86	$1.18	$0.34	$0.82	$—	$1.16	$16.85	7.36
Class A	11/30/06		16.85	0.37	1.53	1.90	0.38	0.36	—	0.74	18.01	11.64
	11/30/07		18.01	0.38	1.12	1.50	0.38	0.43	—	0.81	18.70	8.60
	11/30/08		18.70	0.34	(4.60)	(4.26)	0.37	1.11	—	1.48	12.96	(24.65)
	11/30/09		12.96	0.27	2.55	2.82	0.30	—	—	0.30	15.48	22.16

Balanced	11/30/05		16.89	0.18	0.86	1.04	0.20	0.82	—	1.02	16.91	6.42
Class B	11/30/06		16.91	0.23	1.53	1.76	0.23	0.36	—	0.59	18.08	10.72
	11/30/07		18.08	0.23	1.12	1.35	0.22	0.43	—	0.65	18.78	7.65
	11/30/08		18.78	0.18	(4.63)	(4.45)	0.20	1.11	—	1.31	13.02	(25.42)
	11/30/09		13.02	0.12	2.55	2.67	0.13	—	—	0.13	15.56	20.74

Balanced	11/30/05		16.84	0.16	0.87	1.03	0.19	0.82	—	1.01	16.86	6.35
Class C	11/30/06		16.86	0.21	1.52	1.73	0.22	0.36	—	0.58	18.01	10.56
	11/30/07		18.01	0.20	1.13	1.33	0.21	0.43	—	0.64	18.70	7.56
	11/30/08		18.70	0.18	(4.61)	(4.43)	0.19	1.11	—	1.30	12.97	(25.41)
	11/30/09		12.97	0.14	2.55	2.69	0.16	—	—	0.16	15.50	21.00

Balanced	11/30/05		16.80	0.26	0.86	1.12	0.28	0.82	—	1.10	16.82	6.98
Class D	11/30/06		16.82	0.33	1.53	1.86	0.32	0.36	—	0.68	18.00	11.41
	11/30/07		18.00	0.32	1.11	1.43	0.32	0.43	—	0.75	18.68	8.19
	11/30/08		18.68	0.19	(4.61)	(4.42)	0.19	1.11	—	1.30	12.96	(25.38)
	11/30/09		12.96	0.10	2.53	2.63	0.13	—	—	0.13	15.46	20.50

Balanced	11/30/07	(A)	18.43	0.14	0.26	0.40	0.12	—	—	0.12	18.71	2.14	++
Class I	11/30/08		18.71	0.36	(4.61)	(4.25)	0.43	1.11	—	1.54	12.92	(24.64)
	11/30/09		12.92	0.21	2.54	2.75	0.29	—	—	0.29	15.38	21.69

Capital Growth	06/30/05		19.43	(0.13)	0.49	0.36	—	0.37	—	0.37	19.42	1.85
Class A	06/30/06		19.42	(0.10)	1.98	1.88	—	2.50	—	2.50	18.80	9.94
	11/30/06	(B)	18.80	(0.01)	1.03	1.02	—	—	—	—	19.82	5.43	++
	11/30/07		19.82	0.03	2.83	2.86	—	1.36	—	1.36	21.32	15.40
	11/30/08		21.32	0.02	(7.62)	(7.60)	0.02	1.40	0.18	1.60	12.12	(38.47)
	11/30/09		12.12	0.05	3.73	3.78	0.02	—	—	0.02	15.88	31.26

Capital Growth	06/30/06	(C)	19.45	(0.12)	(0.61)	(0.73)	—	—	—	—	18.72	(3.75	) ++
Class C	11/30/06	(B)	18.72	(0.13)	1.03	0.90	—	—	—	—	19.62	4.81	++
	11/30/07		19.62	(0.29)	2.70	2.41	—	1.36	—	1.36	20.67	13.12
	11/30/08		20.67	(0.22)	(7.30)	(7.52)	—	1.40	0.18	1.58	11.57	(39.34)
	11/30/09		11.57	(0.12)	3.53	3.41	—	—	—	—	14.98	29.47

Capital Growth	11/30/07	(A)	20.32	0.05	0.98	1.03	—	—	—	—	21.35	5.07	++
Class I	11/30/08		21.35	0.05	(7.61)	(7.56)	0.10	1.40	0.18	1.68	12.11	(38.37)
	11/30/09		12.11	0.02	3.71	3.73	0.06	—	—	0.06	15.78	30.97

See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplement Data

Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)		Ratio of expenses to average net assets before custodian fee credits (%)**		Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***		Ratio of net investment income (loss) to average net assets (%)		Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***		Portfolio turnover rate (%)

$239,882	1.12		1.14		1.14		1.93		1.93		187
249,398	1.10		1.11		1.11		2.18		2.18		209
248,429	1.10		1.11		1.11		2.12		2.12		138
174,612	1.13		1.14		1.14		2.11		2.11		90
202,968	1.20		1.20		1.20		1.99		1.99		80

27,012	2.02		2.03		2.03		1.03		1.03		187
23,445	1.99		2.00		2.00		1.28		1.28		209
16,847	1.99		2.00		2.00		1.22		1.22		138
7,215	2.11		2.11		2.11		1.11		1.11		90
4,678	2.36		2.36		2.36		0.90		0.90		80

6,449	2.09		2.10		2.10		0.97		0.97		187
7,299	2.06		2.07		2.07		1.22		1.22		209
7,757	2.10		2.11		2.11		1.13		1.13		138
5,633	2.15		2.15		2.15		1.10		1.10		90
9,963	2.15		2.15		2.15		1.00		1.00		80

21,692	1.41		1.42		1.42		1.65		1.65		187
22,897	1.37		1.38		1.38		1.92		1.92		209
11,293	1.42		1.43		1.43		1.77		1.77		138
7,200	2.08		2.08		2.08		1.16		1.16		90
4,327	2.55		2.55		2.55		0.71		0.71		80

3,618	0.69	+	0.69	+	0.69	+	2.82	+	2.82	+	138	++
2,629	1.02		1.02		1.02		2.22		2.22		90
3,225	1.62		1.62		1.62		1.56		1.56		80

174,818	1.69		1.69		1.69		(0.61)		(0.61)		63
131,400	1.66		1.66		1.66		(0.53)		(0.53)		39
124,054	1.26	+	1.27	+	1.27	+	(0.12	) +	(0.12	) +	8	++
183,262	1.27		1.28		1.28		0.14		0.14		24
97,020	1.33		1.34		1.34		0.12		0.12		19
117,019	1.45		1.45		1.45		0.37		0.37		26

172	3.11	+	3.12	+	3.12	+	(1.99	) +	(1.99	) +	39	++
247	2.81	+	2.82	+	2.82	+	(1.65	) +	(1.65	) +	8	++
3,150	2.83		2.84		2.84		(1.42)		(1.42)		24
2,265	2.80		2.80		2.80		(1.34)		(1.34)		19
2,948	2.79		2.79		2.79		(0.98)		(0.98)		26

4,579	0.84	+	0.85	+	0.85	+	0.88	+	0.88	+	24	++
2,699	1.19		1.20		1.20		0.26		0.26		19
3,435	1.65		1.65		1.65		0.16		0.16		26

Financial Highlights

				Income From Investment Operations			Less Distributions

Fund/ Share Class	Fiscal year (period ended)		Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Total distributions	Net asset value, end of period	Total return (%)*

Common Stock	11/30/05		$31.24	$0.25	$2.79	$3.04	$0.28	$2.80	$3.08	$31.20	10.51
Class A	11/30/06		31.20	0.28	4.23	4.51	0.30	1.40	1.70	34.01	15.18
	11/30/07		34.01	0.30	3.18	3.48	0.27	1.42	1.69	35.80	10.62
	11/30/08		35.80	0.28	(12.34)	(12.06)	0.30	1.84	2.14	21.60	(35.74)
	11/30/09		21.60	0.24	5.61	5.85	0.24	—	0.24	27.21	27.36

Common Stock	11/30/05		30.76	(0.01)	2.74	2.73	0.05	2.80	2.85	30.64	9.49
Class B	11/30/06		30.64	(0.02)	4.15	4.13	0.02	1.40	1.42	33.35	14.08
	11/30/07		33.35	(0.04)	3.11	3.07	—	1.42	1.42	35.00	9.54
	11/30/08		35.00	(0.05)	(12.05)	(12.10)	—	1.84	1.84	21.06	(36.45)
	11/30/09		21.06	(0.08)	5.46	5.38	0.01	—	0.01	26.43	25.57

Common Stock	11/30/05		30.68	(0.07)	2.76	2.69	0.04	2.80	2.84	30.53	9.41
Class C	11/30/06		30.53	(0.05)	4.14	4.09	0.02	1.40	1.42	33.20	14.00
	11/30/07		33.20	(0.03)	3.09	3.06	—	1.42	1.42	34.84	9.56
	11/30/08		34.84	0.02	(12.01)	(11.99)	0.02	1.84	1.86	20.99	(36.30)
	11/30/09		20.99	—	5.47	5.47	0.05	—	0.05	26.41	26.12

Common Stock	11/30/07	(D)	35.31	0.27	0.44	0.71	0.20	—	0.20	35.82	2.02 ++
Class I	11/30/08		35.82	0.42	(12.35)	(11.93)	0.43	1.84	2.27	21.62	(35.45)
	11/30/09		21.62	0.33	5.62	5.95	0.34	—	0.34	27.23	27.91

Conservative	11/30/05		11.82	0.41	(0.15)	0.26	0.43	0.23	0.66	11.42	2.27
Allocation^	11/30/06		11.42	0.42	0.60	1.02	0.46	0.21	0.67	11.77	9.31
Class A	11/30/07		11.77	0.38	0.39	0.77	0.49	0.19	0.68	11.86	6.77
	11/30/08		11.86	0.38	(2.23)	(1.85)	0.37	0.12	0.49	9.52	(16.14)
	11/30/09		9.52	0.32	1.49	1.81	0.34	—	0.34	10.99	19.51

Conservative	11/30/05		11.80	0.31	(0.15)	0.16	0.34	0.23	0.57	11.39	1.42
Allocation^	11/30/06		11.39	0.34	0.58	0.92	0.37	0.21	0.58	11.73	8.37
Class B	11/30/07		11.73	0.29	0.40	0.69	0.40	0.19	0.59	11.83	5.99
	11/30/08		11.83	0.27	(2.22)	(1.95)	0.28	0.12	0.40	9.48	(16.99)
	11/30/09		9.48	0.24	1.48	1.72	0.25	—	0.25	10.95	18.50

Conservative	11/30/05		11.80	0.33	(0.14)	0.19	0.37	0.23	0.60	11.39	1.62
Allocation^	11/30/06		11.39	0.31	0.59	0.90	0.34	0.21	0.55	11.74	8.23
Class C	11/30/07		11.74	0.26	0.41	0.67	0.38	0.19	0.57	11.84	5.82
	11/30/08		11.84	0.28	(2.22)	(1.94)	0.29	0.12	0.41	9.49	(16.92)
	11/30/09		9.49	0.22	1.51	1.73	0.26	—	0.26	10.96	18.55

Georgia Municipal	10/31/05		10.16	0.28	(0.31)	(0.03)	0.28	0.01	0.29	9.84	(0.25)
Bond Class A	10/31/06		9.84	0.27	0.05	0.32	0.27	0.04	0.31	9.85	3.40
	10/31/07		9.85	0.23	(0.05)	0.18	0.26	0.05	0.31	9.72	1.77
	11/30/07	(E)	9.72	0.02	0.07	0.09	0.02	—	0.02	9.79	0.97 ++
	11/30/08		9.79	0.11	(0.27)	(0.16)	0.16	0.05	0.21	9.42	(1.66)
	11/30/09		9.42	0.24	0.64	0.88	0.25	0.02	0.27	10.03	9.49

Georgia Municipal	10/31/05		10.16	0.31	(0.31)	—	0.31	0.01	0.32	9.84	0.00
Bond Class I	10/31/06		9.84	0.30	0.05	0.35	0.30	0.04	0.34	9.85	3.66
	10/31/07		9.85	0.30	(0.06)	0.24	0.30	0.05	0.35	9.74	2.46
	11/30/07	(E)	9.74	0.03	0.08	0.11	0.03	—	0.03	9.82	1.11 ++
	11/30/08		9.82	0.31	(0.14)	0.17	0.30	0.05	0.35	9.64	1.76
	11/30/09		9.64	0.30	0.64	0.94	0.30	0.02	0.32	10.26	9.90

See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplement Data

Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)		Ratio of expenses to average net assets before custodian fee credits (%)**		Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***		Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)

$1,071,523	1.04		1.05		1.05		0.83	0.83	26
1,114,097	1.10		1.10		1.13		0.88	0.86	13
1,110,318	1.10		1.10		1.11		0.88	0.87	16
669,694	1.16		1.16		1.16		0.93	0.93	17
820,777	1.24		1.24		1.24		1.03	1.03	19

53,970	1.98		1.99		1.99		(0.11)	(0.11)	26
47,559	2.05		2.06		2.08		(0.08)	(0.11)	13
34,582	2.08		2.09		2.10		(0.11)	(0.12)	16
12,409	2.20		2.20		2.20		(0.15)	(0.15)	17
8,528	2.68		2.68		2.68		(0.37)	(0.37)	19

9,585	2.09		2.09		2.09		(0.20)	(0.20)	26
14,869	2.12		2.13		2.16		(0.12)	(0.15)	13
22,498	2.06		2.07		2.07		(0.08)	(0.08)	16
15,113	2.03		2.03		2.03		0.06	0.06	17
20,592	2.25		2.25		2.25		0.02	0.02	19

203,315	0.71	+	0.71	+	0.72	+	1.33 +	1.32 +	16	++
159,157	0.72		0.72		0.72		1.39	1.39	17
230,822	0.82		0.82		0.82		1.44	1.44	19

55,829	1.15		1.16		1.16		3.60	3.60	174
38,175	1.25		1.26		1.26		3.73	3.73	204
38,193	1.26		1.28		1.28		3.21	3.21	254
65,919	1.15		1.16		1.16		3.45	3.45	306
76,374	1.16		1.16		1.16		3.15	3.15	149

14,037	1.98		1.98		1.98		2.78	2.78	174
12,007	2.12		2.13		2.13		2.87	2.87	204
10,403	2.04		2.07		2.07		2.43	2.43	254
12,275	2.07		2.08		2.08		2.49	2.49	306
6,201	2.06		2.06		2.06		2.45	2.45	149

9,875	1.84		1.85		1.85		2.91	2.91	174
6,540	2.23		2.24		2.24		2.74	2.74	204
7,479	2.23		2.25		2.25		2.24	2.24	254
10,836	1.98		2.00		2.00		2.58	2.58	306
16,764	2.02		2.02		2.02		2.22	2.22	149

739	1.06		1.06		1.06		2.81	2.81	15
653	1.13		1.13		1.13		2.80	2.80	16
587	1.53		1.54		1.54		2.35	2.35	19
401	1.60	+	1.62	+	1.62	+	2.33 +	2.33 +	0	++
1,102	2.72		2.72		2.72		1.18	1.18	11
123	1.21		1.21		1.21		2.44	2.44	21

54,231	0.81		0.81		0.81		3.06	3.06	15
42,514	0.88		0.88		0.88		3.05	3.05	16
32,900	0.81		0.81		0.81		3.07	3.07	19
32,558	0.61	+	0.62	+	0.62	+	3.33 +	3.33 +	0	++
29,298	0.68		0.69		0.69		3.16	3.16	11
28,020	0.69		0.69		0.69		2.96	2.96	21

Financial Highlights

1
				Income From Investment Operations			Less Distributions

Fund/ Share Class	Fiscal year (period ended)		Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Total distributions	Net asset value, end of period	Total return (%)*

Government	11/30/05		$10.42	$0.43	$(0.21)	$0.22	$0.45	$—	$0.45	$10.19	2.08
Securities	11/30/06		10.19	0.47	0.06	0.53	0.48	—	0.48	10.24	5.41
Class A	11/30/07		10.24	0.48	0.15	0.63	0.48	—	0.48	10.39	6.36
	11/30/08		10.39	0.46	0.19	0.65	0.47	—	0.47	10.57	6.36
	11/30/09		10.57	0.40	0.62	1.02	0.44	—	0.44	11.15	9.83

Government	11/30/06	(F)	9.96	0.17	0.29	0.46	0.18	—	0.18	10.24	4.62	++
Securities	11/30/07		10.24	0.33	0.13	0.46	0.32	—	0.32	10.38	4.56
Class C	11/30/08		10.38	0.37	0.19	0.56	0.37	—	0.37	10.57	5.47
	11/30/09		10.57	0.30	0.63	0.93	0.35	—	0.35	11.15	8.91

Government	11/30/07	(D)	10.26	0.29	0.13	0.42	0.29	—	0.29	10.39	4.18	++
Securities	11/30/08		10.39	0.50	0.18	0.68	0.50	—	0.50	10.57	6.73
Class I	11/30/09		10.57	0.44	0.61	1.05	0.47	—	0.47	11.15	10.18

Growth Leaders	06/30/05		9.47	(0.08)	(0.08)	(0.16)	—	—	—	9.31	(1.69)
Class A	06/30/06		9.31	(0.06)	1.34	1.28	—	—	—	10.59	13.75
	11/30/06	(B)	10.59	0.01	0.56	0.57	—	—	—	11.16	5.38	++
	11/30/07		11.16	(0.01)	2.15	2.14	0.01	—	0.01	13.29	19.14
	11/30/08		13.29	(0.04)	(4.44)	(4.48)	—	0.39	0.39	8.42	(34.72)
	11/30/09		8.42	0.01	2.29	2.30	—	—	—	10.72	27.32

Growth Leaders	06/30/06	(C)	10.95	(0.04)	(0.34)	(0.38)	—	—	—	10.57	(3.47	)++
Class C	11/30/06	(B)	10.57	(0.04)	0.55	0.51	—	—	—	11.08	4.82	++
	11/30/07		11.08	(0.31)	2.09	1.78	—	—	—	12.86	16.06
	11/30/08		12.86	(0.20)	(4.25)	(4.45)	—	0.39	0.39	8.02	(35.68)
	11/30/09		8.02	(0.10)	2.17	2.07	—	—	—	10.09	25.81

Growth Leaders	11/30/07	(A)	12.45	0.02	0.84	0.86	—	—	—	13.31	6.91	++
Class I	11/30/08		13.31	(0.10)	(4.63)	(4.73)	—	0.39	0.39	8.19	(36.60)
	11/30/09		8.19	0.02	2.23	2.25	—	—	—	10.44	27.47

See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplement Data

Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)		Ratio of expenses to average net assets before custodian fee credits (%)**		Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***		Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)

$204,868	1.00		1.02		1.02		4.09	4.09	505
214,374	0.98		0.99		0.99		4.68	4.68	678
249,248	0.98		0.99		0.99		4.70	4.70	464
394,255	0.95		0.96		0.96		4.43	4.43	458
606,365	0.91		0.91		0.91		3.67	3.67	283

567	2.64	+	2.64	+	2.64	+	3.15 +	3.15 +	678	++
5,035	2.35		2.36		2.36		3.30	3.30	464
15,695	1.84		1.85		1.85		3.54	3.54	458
68,428	1.71		1.71		1.71		2.75	2.75	283

111,921	0.63	+	0.64	+	0.64	+	4.92 +	4.92 +	464	++
103,801	0.60		0.60		0.60		4.78	4.78	458
96,802	0.63		0.63		0.63		4.02	4.02	283

7,936	1.75		1.75		3.00		(0.77)	(2.02)	200
8,043	1.75		1.76		3.09		(0.60)	(1.94)	157
11,257	1.45	+	1.51	+	1.67	+	0.14 +	(0.02)+	30	++
17,783	1.45		1.48		1.73		(0.19)	(0.44)	75
17,966	1.45		1.47		1.64		(0.31)	(0.48)	34
30,438	1.59		1.59		1.67		0.14	0.06	42

385	2.79	+	2.81	+	3.62	+	(1.16)+	(1.97)+	157	++
439	2.43	+	2.49	+	2.64	+	(0.87)+	(1.03)+	30	++
1,580	3.89		3.92		4.17		(2.58)	(2.84)	75
1,729	2.92		2.94		3.10		(1.78)	(1.95)	34
2,533	2.83		2.83		2.92		(1.10)	(1.19)	42

265	1.05	+	1.07	+	1.32	+	0.55 +	0.30 +	75	++
4,026	2.16		2.17		2.34		(1.04)	(1.20)	34
3,191	1.54		1.54		1.58		0.21	0.18	42

Financial Highlights

		Income From Investment Operations				Less Distributions

Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Total distributions	Net asset value, end of period	Total return (%)*

International Equity	11/30/05	$17.05	$0.21	$1.56	$1.77	$0.17	$—	$0.17	$18.65	10.43
Class A	11/30/06	18.65	0.17	4.42	4.59	0.24	1.00	1.24	22.00	26.04
	11/30/07	22.00	0.20	3.58	3.78	0.18	1.89	2.07	23.71	18.72
	11/30/08	23.71	0.23	(10.65)	(10.42)	0.20	1.98	2.18	11.11	(48.11)
	11/30/09	11.11	0.13	4.34	4.47	0.22	—	0.22	15.36	40.97

International Equity	11/30/05	16.66	0.03	1.50	1.53	—	—	—	18.19	9.18
Class B	11/30/06	18.19	(0.05)	4.32	4.27	0.03	1.00	1.03	21.43	24.62
	11/30/07	21.43	(0.02)	3.47	3.45	—	1.89	1.89	22.99	17.45
	11/30/08	22.99	—	(10.28)	(10.28)	—	1.98	1.98	10.73	(48.66)
	11/30/09	10.73	(0.08)	4.21	4.13	—	—	—	14.86	38.49

International Equity	11/30/05	16.72	0.01	1.52	1.53	—	—	—	18.25	9.15
Class C	11/30/06	18.25	(0.11)	4.39	4.28	—	1.00	1.00	21.53	24.55
	11/30/07	21.53	(0.02)	3.49	3.47	—	1.89	1.89	23.11	17.47
	11/30/08	23.11	0.03	(10.35)	(10.32)	0.01	1.98	1.99	10.80	(48.58)
	11/30/09	10.80	(0.05)	4.24	4.19	0.01	—	0.01	14.98	38.87

International Equity	11/30/07(A)	21.69	0.05	2.00	2.05	—	—	—	23.74	9.45 ++
Class I	11/30/08	23.74	0.29	(10.63)	(10.34)	0.32	1.98	2.30	11.10	(47.92)
	11/30/09	11.10	0.17	4.31	4.48	0.28	—	0.28	15.30	41.33

Mid Cap Growth	11/30/05	14.97	(0.09)	0.93	0.84	—	—	—	15.81	5.61
Class A	11/30/06	15.81	(0.10)	1.24	1.14	—	—	—	16.95	7.21
	11/30/07	16.95	(0.12)	2.83	2.71	—	—	—	19.66	15.99
	11/30/08	19.66	(0.15)	(8.85)	(9.00)	—	—	—	10.66	(45.78)
	11/30/09	10.66	(0.08)	2.88	2.80	—	—	—	13.46	26.27

Mid Cap Growth	11/30/05	13.85	(0.23)	0.85	0.62	—	—	—	14.47	4.48
Class B	11/30/06	14.47	(0.24)	1.14	0.90	—	—	—	15.37	6.22
	11/30/07	15.37	(0.29)	2.53	2.24	—	—	—	17.61	14.57
	11/30/08	17.61	(0.33)	(7.86)	(8.19)	—	—	—	9.42	(46.51)
	11/30/09	9.42	(0.25)	2.52	2.27	—	—	—	11.69	24.10

Mid Cap Growth	11/30/05	14.08	(0.26)	0.86	0.60	—	—	—	14.68	4.26
Class C	11/30/06	14.68	(0.26)	1.15	0.89	—	—	—	15.57	6.06
	11/30/07	15.57	(0.33)	2.58	2.25	—	—	—	17.82	14.45
	11/30/08	17.82	(0.31)	(7.95)	(8.26)	—	—	—	9.56	(46.35)
	11/30/09	9.56	(0.25)	2.55	2.30	—	—	—	11.86	24.06

Mid Cap Growth	11/30/07(A)	18.58	(0.02)	1.13	1.11	—	—	—	19.69	5.97 ++
Class I	11/30/08	19.69	(0.07)	(8.90)	(8.97)	—	—	—	10.72	(45.56)
	11/30/09	10.72	(0.04)	2.89	2.85	—	—	—	13.57	26.59

See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplement Data

Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)		Ratio of expenses to average net assets before custodian fee credits (%)**		Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***		Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***		Portfolio turnover rate (%)

$113,349	1.30		1.32		1.32		1.29	1.29		23
149,605	1.35		1.39		1.39		0.86	0.86		63
159,017	1.36		1.37		1.37		1.00	1.00		31
114,641	1.45		1.45		1.45		1.31	1.31		43
148,091	1.60		1.60		1.60		1.05	1.05		17

12,054	2.40		2.42		2.42		0.21	0.21		23
13,045	2.45		2.49		2.49		(0.20)	(0.20)		63
11,353	2.42		2.44		2.44		(0.10)	(0.10)		31
3,334	2.51		2.52		2.52		0.01	0.01		43
2,753	3.38		3.38		3.38		(0.67)	(0.67)		17

2,867	2.47		2.49		2.49		0.18	0.18		23
5,223	2.51		2.56		2.56		(0.26)	(0.26)		63
8,173	2.41		2.43		2.43		(0.07)	(0.07)		31
3,363	2.42		2.43		2.43		0.15	0.15		43
3,622	3.10		3.10		3.10		(0.41)	(0.41)		17

10,124	0.85	+	0.85	+	0.85	+	0.86 +	0.86	+	31	++
5,596	1.03		1.04		1.04		1.61	1.61		43
7,646	1.34		1.34		1.34		1.34	1.34		17

166,181	1.24		1.25		1.25		(0.60)	(0.60)		160
149,787	1.32		1.33		1.33		(0.61)	(0.61)		83
140,380	1.34		1.36		1.36		(0.63)	(0.63)		85
70,098	1.44		1.45		1.45		(0.86)	(0.86)		82
74,507	1.67		1.67		1.67		(0.67)	(0.67)		63

24,820	2.28		2.30		2.30		(1.65)	(1.65)		160
17,073	2.35		2.36		2.36		(1.63)	(1.63)		83
11,844	2.51		2.53		2.53		(1.78)	(1.78)		85
3,708	2.70		2.71		2.71		(2.12)	(2.12)		82
2,810	3.47		3.47		3.47		(2.45)	(2.45)		63

4,869	2.48		2.50		2.50		(1.84)	(1.84)		160
3,997	2.48		2.49		2.49		(1.76)	(1.76)		83
4,997	2.64		2.65		2.65		(1.95)	(1.95)		85
2,203	2.57		2.57		2.57		(1.99)	(1.99)		82
2,383	3.36		3.36		3.36		(2.35)	(2.35)		63

9,406	0.85	+	0.85	+	0.85	+	(0.38)+	(0.38	) +	85	++
4,551	0.98		0.99		0.99		(0.40)	(0.40)		82
5,611	1.36		1.36		1.36		(0.36)	(0.36)		63

Financial Highlights

			Income From Investment Operations			Less Distributions

Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Return of capital	Total distributions	Net asset value, end of period	Total return (%)*

Mid Cap Value	10/31/05	$13.96	$(0.11)	$2.79	$2.68	$0.06	$0.63	$—	$0.69	$15.95	19.78	@
Class A	10/31/06	15.95	(0.01)	2.01	2.00	—	2.18	—	2.18	15.77	13.87
	10/31/07	15.77	0.07	3.84	3.91	—	0.95	—	0.95	18.73	25.87
	11/30/07(E)	18.73	—	(1.37)	(1.37)	—	—	—	—	17.36	(7.31	)++
	11/30/08	17.36	0.02	(6.78)	(6.76)	0.12	1.83	—	1.95	8.65	(43.72)
	11/30/09	8.65	(0.03)	2.96	2.93	0.02	—	0.02	0.04	11.54	34.00

Mid Cap Value	10/31/05	13.76	(0.20)	2.73	2.53	—	0.63	—	0.63	15.66	18.86	@
Class C	10/31/06	15.66	(0.12)	1.97	1.85	—	2.18	—	2.18	15.33	13.09
	10/31/07	15.33	(0.05)	3.71	3.66	—	0.95	—	0.95	18.04	24.93
	11/30/07(E)	18.04	—	(1.33)	(1.33)	—	—	—	—	16.71	(7.37	)++
	11/30/08	16.71	(0.08)	(6.49)	(6.57)	0.05	1.83	—	1.88	8.26	(44.16)
	11/30/09	8.26	(0.08)	2.82	2.74	—	—	—	—	11.00	33.17

Mid Cap Value	10/31/05	14.02	(0.04)	2.77	2.73	0.10	0.63	—	0.73	16.02	20.02	@
Class I	10/31/06	16.02	0.03	2.02	2.05	—	2.18	—	2.18	15.89	14.18
	10/31/07	15.89	0.16	3.85	4.01	—	0.95	—	0.95	18.95	26.36
	11/30/07(E)	18.95	0.02	(1.39)	(1.37)	—	—	—	—	17.58	(7.23	)++
	11/30/08	17.58	0.09	(6.88)	(6.79)	0.16	1.83	—	1.99	8.80	(43.43)
	11/30/09	8.80	0.05	3.00	3.05	0.04	—	0.04	0.08	11.77	34.97

Short Maturity	11/30/05	9.37	0.31	(0.21)	0.10	0.40	—	—	0.40	9.07	1.09
Government	11/30/06	9.07	0.37	(0.01)	0.36	0.42	—	—	0.42	9.01	4.11
Class A	11/30/07	9.01	0.37	0.08	0.45	0.42	—	—	0.42	9.04	5.16
	11/30/08	9.04	0.37	0.02	0.39	0.40	—	—	0.40	9.03	4.43
	11/30/09	9.03	0.26	0.37	0.63	0.32	—	—	0.32	9.34	7.05

Short Maturity	11/30/05(G)	9.28	0.21	(0.15)	0.06	0.27	—	—	0.27	9.07	0.58	++
Government	11/30/06	9.07	0.33	(0.01)	0.32	0.38	—	—	0.38	9.01	3.64
Class S	11/30/07	9.01	0.33	0.08	0.41	0.38	—	—	0.38	9.04	4.60
	11/30/08	9.04	0.33	0.02	0.35	0.36	—	—	0.36	9.03	3.95
	11/30/09	9.03	0.21	0.38	0.59	0.28	—	—	0.28	9.34	6.61

Small Company	11/30/05	7.82	(0.03)	0.74	0.71	—	0.49	—	0.49	8.04	9.67
Class A	11/30/06	8.04	(0.02)	1.20	1.18	—	0.71	—	0.71	8.51	16.05
	11/30/07	8.51	—	0.66	0.66	—	0.97	—	0.97	8.20	8.74
	11/30/08	8.20	(0.03)	(2.60)	(2.63)	—	0.81	0.01	0.82	4.75	(35.47)
	11/30/09	4.75	(0.02)	1.22	1.20	—	—	—	—	5.95	25.26

Small Company	11/30/05	6.96	(0.08)	0.65	0.57	—	0.49	—	0.49	7.04	8.79
Class B	11/30/06	7.04	(0.08)	1.03	0.95	—	0.71	—	0.71	7.28	14.97
	11/30/07	7.28	(0.06)	0.56	0.50	—	0.97	—	0.97	6.81	7.90
	11/30/08	6.81	(0.07)	(2.11)	(2.18)	—	0.81	0.01	0.82	3.81	(36.18)
	11/30/09	3.81	(0.05)	0.97	0.92	—	—	—	—	4.73	24.15

Small Company	11/30/05	7.57	(0.09)	0.71	0.62	—	0.49	—	0.49	7.70	8.75
Class C	11/30/06	7.70	(0.08)	1.14	1.06	—	0.71	—	0.71	8.05	15.11
	11/30/07	8.05	(0.06)	0.62	0.56	—	0.97	—	0.97	7.64	7.88
	11/30/08	7.64	(0.08)	(2.39)	(2.47)	—	0.81	0.01	0.82	4.35	(36.04)
	11/30/09	4.35	(0.05)	1.11	1.06	—	—	—	—	5.41	24.37

Small Company	11/30/07(D)	8.06	—	0.15	0.15	—	—	—	—	8.21	1.86	++
Class I	11/30/08	8.21	—	(2.61)	(2.61)	—	0.81	0.01	0.82	4.78	(35.16)
	11/30/09	4.78	0.01	1.23	1.24	—	—	—	—	6.02	25.94

See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplement Data

Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)		Ratio of expenses to average net assets before custodian fee credits (%)**		Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***		Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)

$4,538	1.34		1.34		1.35		(0.74)	(0.75)	53
4,169	1.35		1.35		1.38		(0.05)	(0.08)	35
23,604	1.55		1.55		1.59		0.38	0.42	33
24,778	1.80	+	1.81	+	1.81	+	0.09 +	0.09 +	3	++
70,040	1.50		1.50		1.50		0.18	0.18	44
82,871	1.68		1.68		1.68		(0.29)	(0.29)	50

9,040	2.09		2.09		2.10		(1.33)	(1.34)	53
9,425	2.10		2.10		2.13		(0.79)	(0.82)	35
13,321	2.16		2.17		2.20		(0.30)	(0.27)	33
14,248	2.03	+	2.04	+	2.04	+	(0.11)+	(0.11)+	3	++
14,800	2.22		2.23		2.23		(0.58)	(0.58)	44
17,241	2.32		2.32		2.32		(0.92)	(0.92)	50

86,367	1.09		1.09		1.10		(0.30)	(0.31)	53
83,935	1.10		1.10		1.13		0.19	0.16	35
104,614	1.00		1.00		1.03		0.92	0.95	33
92,938	0.89	+	0.90	+	0.90	+	0.97 +	0.97 +	3	++
73,377	0.93		0.94		0.94		0.67	0.67	44
83,517	0.92		0.92		0.92		0.48	0.48	50

259,386	1.05		1.06		1.09		3.39	3.36	113
185,410	1.06		1.08		1.08		4.02	4.02	90
147,329	1.07		1.09		1.09		4.17	4.17	21
178,815	1.03		1.04		1.04		4.03	4.03	58
778,020	0.93		0.93		0.93		2.85	2.85	52

18,323	1.44	+	1.45	+	1.45	+	3.21 +	3.21 +	113	++
9,025	1.48		1.48		1.48		3.60	3.60	90
6,873	1.58		1.59		1.59		3.66	3.66	21
37,624	1.44		1.45		1.45		3.59	3.59	58
1,077,049	1.34		1.34		1.34		2.26	2.26	52

1,092,186	1.12		1.13		1.13		(0.31)	(0.31)	64
1,226,831	1.13		1.13		1.13		(0.29)	(0.29)	53
1,223,641	1.13		1.13		1.13		(0.01)	(0.01)	47
721,874	1.22		1.22		1.22		(0.48)	(0.48)	45
1,047,330	1.28		1.28		1.28		(0.31)	(0.31)	30

147,266	2.01		2.01		2.01		(1.19)	(1.19)	64
143,830	1.99		2.00		2.00		(1.16)	(1.16)	53
117,562	2.00		2.01		2.01		(0.87)	(0.87)	47
45,896	2.09		2.09		2.09		(1.37)	(1.37)	45
29,560	2.34		2.34		2.34		(1.33)	(1.33)	30

157,861	1.94		1.94		1.94		(1.12)	(1.12)	64
166,878	1.94		1.94		1.94		(1.10)	(1.10)	53
186,560	1.97		1.98		1.98		(0.87)	(0.87)	47
113,843	1.99		1.99		1.99		(1.25)	(1.25)	45
153,790	2.12		2.12		2.12		(1.14)	(1.14)	30

53,029	0.75	+	0.76	+	0.76	+	(0.07)+	(0.07)+	47	++
154,663	0.82		0.83		0.83		(0.02)	(0.02)	45
624,302	0.76		0.76		0.76		0.19	0.19	30

Financial Highlights

			Income From Investment Operations			Less Distributions

Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Total distributions	Net asset value, end of period	Total return (%)*

Small/Mid	11/30/08(H)	$20.00	$(0.10)	$(6.67)	$(6.77)	$—	$—	$—	$13.23	(33.85	)++
Class A	11/30/09	13.23	(0.13)	3.27	3.14	—	—	—	16.37	23.73

Small/Mid	11/30/08(H)	20.00	(0.10)	(6.68)	(6.78)	—	—	—	13.22	(33.90	)++
Class C	11/30/09	13.22	(0.12)	3.28	3.16	—	—	—	16.38	23.90

Small/Mid	11/30/08(H)	20.00	(0.04)	(6.70)	(6.74)	—	—	—	13.26	(33.70	)++
Class I	11/30/09	13.26	(0.12)	3.27	3.15	—	—	—	16.41	23.76

Sustainable Core	06/30/05(I)	10.51	(0.01)	1.10	1.09	—	—	—	11.60	10.37
Opportunities	06/30/06(I)	11.60	0.02	1.12	1.14	—	—	—	12.74	9.83
Class A	06/30/07(I)	12.74	0.04	2.58	2.62	0.05	—	0.05	15.31	20.63
	06/30/08	15.31	0.03	(2.45)	(2.42)	0.04	—	0.04	12.85	(15.84)
	11/30/08(J)	12.85	0.02	(4.27)	(4.25)	—	—	—	8.60	(33.07	)++
	11/30/09	8.60	0.04	2.29	2.33	0.04	—	0.04	10.89	27.27

Sustainable Core	06/30/06(I)(K)	12.81	0.02	(0.11)	(0.09)	—	—	—	12.72	(0.70	)++
Opportunities	06/30/07(I)	12.72	0.10	2.59	2.69	0.07	—	0.07	15.34	21.16
Class I	06/30/08	15.34	0.08	(2.44)	(2.36)	0.13	—	0.13	12.85	(15.50)
	11/30/08(J)	12.85	0.04	(4.27)	(4.23)	—	—	—	8.63	(32.84	)++
	11/30/09	8.63	0.09	2.30	2.39	0.07	—	0.07	10.95	27.99

Sustainable Growth	06/30/05	13.01	(0.18)	1.27	1.09	—	—	—	14.10	8.38
Opportunities^^	06/30/06	14.10	(0.20)	2.50	2.30	—	—	—	16.40	16.31
Class A	06/30/07	16.40	(0.12)	2.30	2.18	—	—	—	18.58	13.29
	06/30/08	18.58	(0.23)	(1.67)	(1.90)	—	—	—	16.68	(10.23)
	11/30/08(J)	16.68	(0.06)	(7.26)	(7.32)	—	—	—	9.36	(43.88	)++
	11/30/09	9.36	(0.09)	2.71	2.62	—	0.60	0.60	11.38	29.99

Sustainable Growth	06/30/05	13.41	(0.10)	1.31	1.21	—	—	—	14.62	9.02
Opportunities^^	06/30/06	14.62	(0.12)	2.61	2.49	—	—	—	17.11	17.03
Class I	06/30/07	17.11	(0.05)	2.42	2.37	—	—	—	19.48	13.85
	06/30/08	19.48	(0.14)	(1.77)	(1.91)	—	—	—	17.57	(9.80)
	11/30/08(J)	17.57	(0.08)	(7.65)	(7.73)	—	—	—	9.84	(44.00	)++
	11/30/09	9.84	(0.23)	2.81	2.58	—	0.60	0.60	11.82	28.00

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.

*** Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3).

Amounts designated as “-” are either zero or represent less than $0.005 or $(0.005).

+	Annualized.

++	Not Annualized.

^	Name change. Formerly the Sentinel Capital Markets Income Fund prior to November 1, 2006.

^^	Name change. Formerly the Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

@ Total Returns would have been 19.48%, 18.56% and 19.72% for the Class A, Class C and Class I Shares, respectively, without a required loss reimbursement payment by Steinberg Asset Management, LLC.

(A) Commenced operations August 27, 2007.

(B) The fiscal year end for the Sentinel Capital Growth and Sentinel Growth Leaders Funds changed from June 30th to November 30th following the June 30, 2006 Annual Report. Information for the Sentinel Capital Growth Fund prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund, and information for the Sentinel Growth Leaders Fund prior to March 17, 2006 is based on the predecessor Bramwell Focus Fund.

(C) Commenced operations March 17, 2006.

(D) Commenced operations May 4, 2007.

(E) The fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31st to November 30th following the October 31, 2007 Annual Report. Information for the Sentinel Georgia Municipal Bond Fund prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund, and information for the Sentinel Mid Cap Value Fund prior to May 5, 2007 is based on the predecessor Synovus Mid Cap Value Fund.

See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplement Data

Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)		Ratio of expenses to average net assets before custodian fee credits (%)**		Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***		Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)

$2,347	1.22	+	1.23	+	1.23	+	(0.55)+	(0.55)+	55	++
3,693	1.79		1.79		1.79		(0.88)	(0.88)	34

2,029	1.21	+	1.22	+	1.22	+	(0.54)+	(0.54)+	55	++
2,652	1.71		1.71		1.71		(0.80)	(0.80)	34

2,651	0.91	+	0.92	+	0.92	+	(0.24)+	(0.24)+	55	++
3,380	1.75		1.75		1.75		(0.84)	(0.84)	34

27,791	1.70		1.70		1.70		(0.11)	(0.11)	173
33,081	1.29		1.29		1.62		0.15	(0.18)	58
56,385	1.29		1.29		1.61		0.37	0.05	40
251,146	1.21		1.21		1.37		0.18	0.02	82
157,704	1.27	+	1.28	+	1.35	+	0.48 +	0.41 +	6	++
180,582	1.47		1.47		1.50		0.39	0.36	12

5,436	0.90	+	0.90	+	1.26	+	0.64 +	0.28 +	58	++
7,785	0.90		0.90		1.14		0.78	0.54	40
60,428	0.80		0.80		0.93		0.57	0.44	82
11,347	0.76	+	0.76	+	0.85	+	0.93 +	0.84 +	6	++
11,189	0.86		0.86		0.96		1.00	0.90	12

157,963	1.96		1.96		1.96		(1.39)	(1.39)	110
170,704	1.90		1.90		1.90		(1.30)	(1.30)	60
177,514	1.88		1.88		1.88		(0.72)	(0.72)	48
164,005	1.75		1.75		1.77		(1.30)	(1.32)	113
87,026	1.45	+	1.45	+	1.45	+	(1.01)+	(1.01)+	39	++
100,590	1.61		1.61		1.61		(0.94)	(0.94)	29

2,633	1.33		1.33		1.33		(0.76)	(0.76)	110
899	1.35		1.35		1.35		(0.77)	(0.77)	60
515	1.38		1.38		1.38		(0.29)	(0.29)	48
2,012	1.20		1.20		1.20		(0.78)	(0.78)	113
975	1.74	+	1.75	+	1.75	+	(1.31)+	(1.31)+	39	++
1,119	2.85		2.85		2.85		(2.18)	(2.18)	29

(F) Commenced operations June 1, 2006.

(G) Commenced operations March 3, 2005. First public offering March 4, 2005

(H) Commenced operations December 3, 2007.

(I) Per share net investment income (loss) and net realized and unrealized gains (losses) calculated without the use of average shares.

(J) The fiscal year end for the Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information for the Sentinel Sustainable Core Opportunities Fund prior to April 5, 2008 is based on the predecessor Citizens Value Fund, and information for the Sentinel Sustainable Emerging Companies Fund prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

(K) Commenced operations March 31, 2006.

Notes to Financial Statements

(1) Organization:

Sentinel Group Funds, Inc. (“Company”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Company consists of fifteen separate series - Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Allocation Fund, Sentinel Georgia Municipal Bond Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Growth Leaders Fund (a non-diversified series), Sentinel International Equity Fund, Sentinel Mid Cap Growth Fund, Sentinel Mid Cap Value Fund (a non-diversified series), Sentinel Short Maturity Government Fund, Sentinel Small Company Fund, Sentinel Small/Mid Cap Fund, Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Growth Opportunities Fund (formerly known as Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008), each individually referred to as a Fund. All Funds offer Class A shares. Class B shares are no longer available for additional purchases from any Fund, except by the exchange of Class B shares between Funds or the reinvestment of dividends and distributions paid on Class B shares. The following Funds offer Class B shares: Sentinel Balanced, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel International Equity, Sentinel Mid Cap Growth and Sentinel Small Company Funds. Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap Growth, Sentinel Mid Cap Value, Sentinel Small Company and Sentinel Small/Mid Cap offer Class C shares. Sentinel Balanced Fund offers Class D shares, which are closed to additional purchases, except by the reinvestment of dividends and distributions paid on Class D shares. Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Georgia Municipal Bond, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap Growth, Sentinel Mid Cap Value, Sentinel Small Company, Sentinel Small/Mid Cap, Sentinel Sustainable Core Opportunities and Sentinel Sustainable Growth Opportunities Funds offer Class I Shares. Sentinel Short Maturity Government Fund offers Class S shares.

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision.

The fair value hierarchy as required by GAAP are summarized in the three broad levels listed below:

•

Level 1 – Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts, Exchange Traded Funds and Standard & Poor ’s Depository Receipts that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•

Level 2 – Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, forward foreign currency contracts and over-the-counter securities not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Regulated Investment Companies (RIC’s) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•	Level 3 – Significant unobservable inputs (including non-binding broker quotes or the Sentinel Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates

Notes to Financial Statements

the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

There have been no significant changes in valuation techniques during the fiscal year, but the Sentinel Pricing Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

The fair value measurements as of November 30, 2009 were as follows:

Sentinel Fund	Quoted Prices (Unadjusted) in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Assets:
Investments in Securities:
Balanced:
Collateralized Mortgage Obligations	$—	$45,217	$—	$45,217
Corporate Bonds	—	2,289,620	—	2,289,620
Corporate Short-Term Notes	—	4,999,939	—	4,999,939
Domestic Common Stocks	144,319,031	—	—	144,319,031
Foreign Stocks & ADR’s	7,941,750	—	—	7,941,750
Mortgage-Backed Securities	—	44,076,948	—	44,076,948
U.S. Treasury Obligations	—	17,619,029	—	17,619,029

Totals	$152,260,781	$69,030,753	$—	$221,291,534

Capital Growth:
Corporate Short-Term Notes	$—	$5,999,984	$—	$5,999,984
Domestic Common Stocks	96,374,985	—	—	96,374,985
Exchange Traded Funds	4,626,000	—	—	4,626,000
Foreign Stocks & ADR’s:
Switzerland	—	3,481,600	—	3,481,600
All Other Foreign Stocks & ADR’s	4,657,099	—	—	4,657,099
U.S. Treasury Obligations	—	4,999,938	—	4,999,938

Totals	$105,658,084	$14,481,522	$—	$120,139,606

Common Stock:
Corporate Short-Term Notes	$—	$22,149,732	$—	$22,149,732
Domestic Common Stocks	989,359,055	—	—	989,359,055
Foreign Stocks & ADR’s	48,237,048	—	—	48,237,048

Totals	$1,037,596,103	$22,149,732	$—	$1,059,745,835

Conservative Allocation:
Corporate Bonds
Basic Industry	$—	$968,777	$—	$968,777
Capital Goods	—	1,007,090	—	1,007,090
Consumer Cyclical	—	192,500	—	192,500
Energy	—	1,029,195	87,500	1,116,695
Financial	—	1,611,790	—	1,611,790
Health Care	—	495,000	—	495,000
Telecommunications	—	532,222	—	532,222
Utilities	—	997,500	710,787	1,708,287
Domestic Common Stocks	32,904,960	—	—	32,904,960
Foreign Stocks & ADR’s:
Australia	376,500	—	—	376,500
China	—	553,492	—	553,492
Finland	265,200	—	—	265,200
France	435,330	—	—	435,330
Germany	335,090	520,293	—	855,383
Hong Kong	—	603,332	—	603,332
Israel	211,160	—	—	211,160
Japan	—	559,875	—	559,875
Singapore	—	547,974	—	547,974
South Korea	—	432,811	—	432,811
Spain	346,520	—	—	346,520
Switzerland	194,600	236,396	—	430,996
United Kingdom	725,546	706,765	—	1,432,311
Limited Partnership Interests	112,600	—	—	112,600
Mortgage-Backed Securities	—	33,628,168	—	33,628,168
U.S. Treasury Obligations	—	14,269,693	—	14,269,693

Totals	$35,907,506	$58,892,873	$798,287	$95,598,666

Georgia Municipal Bond:
Institutional Money Market Funds	$—	$500,000	$—	$500,000
Municipal Bonds	—	27,211,325	—	27,211,325

Totals	$—	$27,711,325	$—	$27,711,325

Notes to Financial Statements

Sentinel Fund	Quoted Prices (Unadjusted) in Active Markets for Identical Assets (Level 1)		Other Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total

Government Securities:
Collateralized Mortgage Obligations		$—		$2,607,912	$—	$2,607,912
Corporate Short-Term Notes		—		4,999,978	—	4,999,978
Mortgage-Backed Securities		—		575,259,848	—	575,259,848
U.S. Treasury Obligations		—		182,986,707	—	182,986,707

Totals		$—		$765,854,445	$—	$765,854,445

Growth Leaders:
Corporate Short-Term Notes		$—		1,000,000	$—	$1,000,000
Domestic Common Stocks		28,378,734		—	—	28,378,734
Exchange Traded Funds		1,387,800		—	—	1,387,800
Foreign Stocks & ADR’s:
Switzerland		—		1,433,600	—	1,433,600
All Other Foreign Stocks & ADR’s		2,275,200		—	—	2,275,200

Totals		$32,041,734		$2,433,600	$—	$34,475,334

International Equity:
Corporate Short-Term Notes		$—		$1,999,994	$—	$1,999,994
Domestic Common Stocks		4,151,820		—	—	4,151,820
Foreign Stocks & ADR’s:
Australia		—		3,967,117	—	3,967,117
Brazil		2,608,970		—	—	2,608,970
China		1,406,100		9,837,143	—	11,243,243
Denmark		1,668,000		—	—	1,668,000
Finland		—		3,236,772	—	3,236,772
France		2,798,550		14,298,258	—	17,096,808
Germany		—		15,058,796	—	15,058,796
Greece		—		1,333,790	—	1,333,790
Hong Kong		—		5,327,771	—	5,327,771
India		2,232,000		1,353,022	—	3,585,022
Israel		2,424,800		—	—	2,424,800
Italy		—		2,059,365	—	2,059,365
Japan		—		25,132,104	—	25,132,104
Netherlands		—		1,866,347	—	1,866,347
Singapore		—		5,345,199	—	5,345,199
South Korea		—		3,799,805	—	3,799,805
Spain		5,714,590		2,548,298	—	8,262,888
Switzerland		—		16,139,853	—	16,139,853
Taiwan		—		2,150,717	—	2,150,717
United Kingdom		—		24,108,679	—	24,108,679

Totals		$23,004,830		$139,563,030	$—	$162,567,860

Mid Cap Growth:
Corporate Short-Term Notes		$—		$1,500,000	$—	$1,500,000
Domestic Common Stocks		79,906,485		—	—	79,906,485
Foreign Stocks & ADR’s		2,350,866		—	—	2,350,866
Real Estate Investment Trusts		1,984,108		—	—	1,984,108

Totals		$84,241,459		$1,500,000	$—	$85,741,459

Mid Cap Value:
Agency Discount Notes		$—		$4,399,988	$—	$4,399,988
Corporate Short-Term Notes		—		6,999,881	—	6,999,881
Domestic Common Stocks:
Energy		19,634,034		5,572,620	—	25,206,654
All Other Domestic Common Stocks		134,460,467		—	—	134,460,467
Foreign Stocks & ADR’s		—		12,334,310	—	12,334,310

Totals		$154,094,501		$29,306,799	$—	$183,401,300

Short Maturity Government:
Collateralized Mortgage Obligations		$—		$1,342,023,682	$—	$1,342,023,682
Corporate Short-Term Notes		—		5,099,977	—	5,099,977
Mortgage-Backed Securities		—		451,270,704	—	451,270,704

Totals	$			$1,798,394,363	$—	$1,798,394,363

Small Company:
Agency Discount Notes		$—		$77,084,680	$—	$77,084,680
Corporate Short-Term Notes		—		56,998,690	—	56,998,690
Domestic Common Stocks		1,599,992,191		—	—	1,599,992,191
Foreign Stocks & ADR’s		48,059,900		—	—	48,059,900
Real Estate Investment Trusts		56,145,100		—	—	56,145,100

Totals		$1,704,197,191		$134,083,370	$—	$1,838,280,561

Small/Mid Cap:
Domestic Common Stocks		$9,077,081		$—	$—	$9,077,081
Foreign Stocks & ADR’s		214,191		—	—	214,191
Real Estate Investment Trusts		207,210		—	—	207,210

Totals		$9,498,482	$		$—	$9,498,482

Notes to Financial Statements

Sentinel Fund	Quoted Prices (Unadjusted) in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Sustainable Core Opportunities:
Agency Discount Notes	$—	$3,099,940	$—	$3,099,940
Corporate Short-Term Notes	—	2,299,988	—	2,299,988
Domestic Common Stocks	176,899,516	—	—	176,899,516
Foreign Stocks & ADR’s	8,778,000	—	—	8,778,000

Totals	$185,677,516	$5,399,928	$—	$191,077,444

Sustainable Growth Opportunities:
Agency Discount Notes	$—	$3,867,980	$—	$3,867,980
Domestic Common Stocks	94,239,360	—	—	94,239,360
Exchange Traded Funds	1,734,750	—	—	1,734,750
Foreign Stocks & ADR’s	1,424,654	—	—	1,424,654

Totals	$97,398,764	$3,867,980	$—	$101,266,744

Forward Foreign Currency Contracts:
International Equity:	$—	$694	$—	$694

Liabilities:
Investments in Securities:
None.

Please refer to each Fund’s Statement of Investment in Securities for more detailed information on specific securities.

Fair Value Level 3 activity for the fiscal year ended November 30, 2009 was as follows:

Sentinel Conservative Allocation Fund

Assets:
Investments in Securities:	Corporate Bonds		Corporate Loans		Totals
Beginning Balance	$600,000		$1,670,625		$2,270,625

Purchases	—		—		—
Transfers Into Level 3	798,287	*	—		798,287
Sales	—		(1,848,656)		(1,848,656)
Transfers Out of Level 3	(600,000	)*	—		(600,000)
Accrued Amortization	—		5,442		5,442
Realized Gains (Losses)	—		(579,965	)**	(579,965)
Unrealized Gains (Losses)	—		752,554	***	752,554

Ending Balance	$798,287		$—		$798,287

Liabilities:
Investments in Securities:	None.

*

Transfers out of Level 3 to Level 2 resulted from Corporate Bonds which became systematically priced by an independent pricing vendor, and prior to December 2, 2008, were previously fair valued using non-binding broker quotes. On November 30, 2009, the Pricing Committee determined that two illiquid securities lacked the required observable data to justify classifying as Level 2and they were transferred to Level 3.

**	Realized Gains (Losses) are included in the net realized gain (loss) from investments in the Statement of Operations.

***	Unrealized Gains (Losses) are included in the net change in unrealized appreciation (depreciation) during the period from investments in the Statement of Operations.

Corporate Bonds

Net change in unrealized gain (loss) on investments still held at November 30, 2009 –	$(158,046)

B. Securities Transactions and Related Investment Income:

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1) when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2) on occasion, if Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

C. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, the reclassification of net investment losses, the reclassification of fair fund settlements and expiration of capital loss carry forwards to paid-in capital. Reclassifications were made to reflect these differences as of November 30, 2009.

Notes to Financial Statements

Sentinel Fund	Accumulated undistributed net investment income (loss)	Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	Paid-in capital

Balanced	$153,656	$(153,656)	$—

Capital Growth	13,659	263,215	(276,874)

Common Stock	3,966	(3,966)	—

Conservative Allocation	132,602	2,003,407	(2,136,009)

Government Securities	2,357,108	(2,345,472)	(11,636)

Growth Leaders	3,708	—	(3,708)

International Equity	440,739	165,372	(606,111)

Mid Cap Growth	604,293	—	(604,293)

Mid Cap Value	506,969	(13,618)	(493,351)

Short Maturity Government	4,391,772	(4,386,713)	(5,059)

Small Company	5,111,633	305,430	(5,417,063)

Small/Mid Cap	66,300	45	(66,345)

Sustainable Core Opportunities	71,837	1,743,787	(1,815,624)

Sustainable Growth Opportunities	905,660	36,170,397	(37,076,057)

D. Dollar Rolls:

Sentinel Balanced, Sentinel Conservative Allocation, Sentinel Government Securities and Sentinel Short Maturity Government Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended November 30, 2009.

E. Federal Income Taxes:

Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute all of its taxable income to its shareholders, relieving it of any federal or state excise tax or income tax liability. Each Fund is also required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. Fund management carried out procedures to identify material tax position adjustments and has none to report for the fiscal year November 30, 2009, along with the three previous fiscal years, which are still considered open and subject to examination.

F. Foreign Currency Translations:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts:

Sentinel Conservative Allocation, Sentinel International Equity and Sentinel Mid Cap Value Funds may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities.

H. Repurchase Agreements:

Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at November 30, 2009.

I. Options:

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase

Notes to Financial Statements

transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. There were no options transactions during the fiscal year ended November 30, 2009.

J. Line of Credit:

The Company has obtained access to an unsecured line of credit of up to $20,000,000 from State Street Bank and Trust Company (“SSB”) for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate or the London InterBank Offered Rate (LIBOR), which ever is greater, plus an additional 0.50%. In addition, a commitment fee of 0.10% of the unused balance is paid annually to SSB. The average amount outstanding and average interest rate for each Fund during the fiscal year ended November 30, 2009 was as follows:

Sentinel Fund	Average Amount Outstanding	Average Interest Rate

Balanced	$—	0.73%

Capital Growth	—	0.73%

Common Stock	—	0.73%

Conservative Allocation	13	0.73%

Georgia Municipal Bond	13,185	0.73%

Government Securities	292,705	0.73%

Growth Leaders	4,806	0.73%

International Equity	24,130	0.73%

Mid Cap Growth	540	0.73%

Mid Cap Value	63,333	0.73%

Short Maturity Government	16	0.73%

Small Company	98,832	0.73%

Small/Mid Cap	1,215	0.73%

Sustainable Core Opportunities	15,257	0.73%

Sustainable Growth Opportunities	3,501	0.73%

At November 30, 2009, the Sentinel International Equity Fund had an outstanding balance of $649,000 against this line of credit.

K. Securities Lending:

Under an agreement with SSB, the Funds may lend their securities, up to 50% of each Fund’s portfolio before taking into account the securities loaned, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to a value of 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is paid to the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund’s best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. At November 30, 2009, none of the Funds had securities on loan because the Funds’ advisor elected to temporarily suspend participation in the program.

L. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts.

Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution fees, blue sky registration fees, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the Statement of Operations as an expense offset.

The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method.

The Sentinel International Equity, Sentinel Small Company and Sentinel Small/Mid Cap Funds are subject to redemption fees of 2% on shares held 30 calendar days or less. The Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Georgia Municipal Bond, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel Mid Cap Growth, Sentinel Mid Cap Value, Short Maturity Government, Sentinel Sustainable Core Opportunities and Sentinel Sustainable Growth Opportunities Funds are subject to, under certain circumstances, an excessive trading fee of 2% of the amount redeemed. Both the redemption fee and excessive trading fee are subject to certain exceptions under which they may not be charged.

Notes to Financial Statements

(3) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to Investment Advisory Agreements (“Advisory Agreements”) amended April 4, 2008, Sentinel Asset Management, Inc. (“SAMI”, a subsidiary of NLV Financial Corporation), provides general supervision of the Funds’ investments. Under the Advisory Agreements, each Fund pays SAMI a monthly fee based on the annual rates shown. When determining the breakpoint for the advisory fee, assets are aggregated for the Sentinel Government Securities and Sentinel Short Maturity Government Funds.

Sentinel Fund	Advisory Fee Rate	Average Daily Net Assets

	Each subject to:
Balanced	0.55%	First $ 200 million
Conservative Allocation	0.50%	Next $ 200 million
	0.45%	Next $ 600 million
	0.40%	Next $ 1 billion
	0.35%	In excess of $ 2 billion

	Each subject to:
Capital Growth	0.70%	First $ 500 million
Common Stock	0.65%	Next $ 300 million
International Equity	0.60%	Next $200 million
Mid Cap Growth	0.50%	Next $ 1 billion
Small Company Small/Mid Cap Sustainable Core Opportunities Sustainable Growth Opportunities	0.40%	In excess of $ 2 billion
Small/Mid Cap
Sustainable Core Opportunities
Sustainable Growth Opportunities

Georgia Municipal Bond	0.45%	First $ 1 billion
	0.40%	Next $ 1 billion
	0.35%	In excess of $ 2 billion

Government Securities	0.55%	First $ 200 million
Short Maturity	0.50%	Next $ 200 million
Government	0.45%	Next $ 600 million
	0.40%	Next $ 1 billion
	0.35%	In excess of $ 2 billion

Growth Leaders	0.90%	First $ 500 million
	0.85%	Next $ 300 million
	0.80%	Next $ 200 million
	0.70%	Next $ 1 billion
	0.60%	In excess of $ 2 billion

Mid Cap Value	0.75%	First $ 500 million
	0.65%	Next $ 300 million
	0.60%	Next $ 200 million
	0.50%	Next $ 1 billion
	0.40%	In excess of $ 2 billion

With respect to Sentinel Georgia Municipal Bond Fund, SAMI has entered into a sub-advisory agreement with GLOBALT, Inc. Pursuant to such agreement, GLOBALT provides SAMI with a continuous investment program consistent with the Fund’s investment objectives and policies. SAMI compensates GLOBALT for the sub-advisory services.

With respect to Sentinel Mid Cap Value Fund, SAMI has entered into a sub-advisory agreement with Steinberg Asset Management, LLC. Pursuant to such agreement, Steinberg provides SAMI with a continuous investment program consistent with the Fund’s investment objectives and policies. SAMI compensates Steinberg for the sub-advisory services.

The Class A shares of all Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the “A Plans”. Each of the Funds that offer Class B shares has also adopted a distribution plan applicable to its Class B shares. These plans are herein referred to as the “B Plans”. Each of the Funds that offer Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the “C Plans”. Sentinel Balanced Fund has adopted a distribution plan for its Class D shares referred to as the “D Plan”. Sentinel Short Maturity Government Fund has adopted a distribution plan for its Class S shares referred to as the “S Plan”.

Under the A Plans, each participating Fund pays to Sentinel Financial Services Company (the “Distributor”, a company in which SAMI and another wholly owned subsidiary of SAMI are partners), a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap Growth, Sentinel Mid Cap Value, Sentinel Small Company, Sentinel Small/Mid Cap, Sentinel Sustainable Core Opportunities and Sentinel Sustainable Growth Opportunities Funds, (b) 0.20% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Georgia Municipal Bond and Sentinel Government Securities Funds or (c) 0.25% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund.

Under the Plan applicable to the Class B shares, the Class B shares of each of the Sentinel Balanced, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel International Equity, Sentinel Mid Cap Growth and Sentinel Small Company Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund, which may include recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments.

Under the Plan applicable to the Class C shares, the Class C shares of each of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap Growth, Sentinel Mid Cap Value, Sentinel Small Company and Sentinel Small/Mid Cap Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. In the first year after the purchase, this fee is designed to recover the initial sales commission of 1.00% paid by the Distributor to the selling financial intermediary. In subsequent years, the entire 1.00% may be paid to the financial intermediary as additional commission and/or, up to 0.25%, for service fees.

Under the Plan Applicable to Sentinel Balanced Fund Class D shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund.

Notes to Financial Statements

Under the Plan Applicable to Sentinel Short Maturity Government Class S shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. The entire distribution fee may be paid to the selling dealer.

The Class I shares do not pay distribution fees.

The Funds are not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment for the entire reporting period, from December 1, 2008 to November 30, 2009, this results in overall distribution fees for that share class of less than the maximum limits involved. NLV Financial Corporation and its affiliates had investments for the entire reporting period in Sentinel Capital Growth Fund Class C, Sentinel Government Securities Fund Class C, Sentinel Growth Leaders Fund Class C, Sentinel Mid Cap Growth Fund Class C and Sentinel Small/Mid Cap Fund Classes A and C. NLV Financial Corporation and its affiliates also had investments in Sentinel Sustainable Core Opportunities Fund Class A and Sentinel Sustainable Emerging Companies Fund Class A from August 1, 2009 to November 30, 2009.

These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distributor will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results. The Distributor has advised the Funds that it received sales charges aggregating $5,863,816 for the fiscal year ended November 30, 2009. The Funds have been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $68,815 after allowances of $899,312 to Equity Services, Inc., a subsidiary of NLV Financial Corporation, and $4,895,689 to other investment dealers. During this same period, the distributor advised the Funds that it received $94,931 in contingent deferred sales charges from certain redemptions of Class A shares, $121,372 in contingent deferred sales charges from redemptions of Class B shares, $74,834 in contingent deferred sales charges from redemptions of Class C shares, $14,456 in contingent deferred sales charges from redemptions of Class D shares and no contingent deferred sales charges from redemptions of Class I or S shares.

Each Director who is not an affiliate of SAMI received during the reporting period an annual fee from the Company of $30,000 plus $2,500 for each meeting attended. The Lead Independent Director is paid an additional $16,000 annual fee. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance with the Funds’ deferred compensation plan. These amounts are included in Directors’ fees and expenses and deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

Pursuant to an Administration Agreement with Sentinel Administrative Services, Inc. (“SASI”, a subsidiary of SAMI), the Funds receive administration services and pay SASI a monthly fee at an annual rate of 0.0375% of the first $4 billion of the Company’s aggregate average daily net assets; 0.035% of the next $3 billion of the Company’s aggregate average daily net assets and 0.0325% of the Company’s aggregate average daily net assets in excess of $7 billion. The Funds are responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by SASI in connection with the performance of its duties under the Administrative Agreement.

Pursuant to a Transfer and Dividend Disbursing Agent Agreement with SASI, the Funds receive transfer agency services and pay SASI an annual fee of $2,657,831, plus an amount equal to an annual rate of $15 per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date, which is paid in twelve monthly installments due on the first day of each month for the preceding month. The base fee of $2,657,831 is subject to inflationary increases under certain circumstances, subject to approval by the Company’s Board of Directors. The Funds may also reimburse SASI for sub-transfer agency, plan agent and similar fees paid by SASI to other entities who provide services to accounts underlying an omnibus account of record in accordance with policies approved by the Board of Directors. The currently approved policy would allow such reimbursement at an annual rate of 0.17% of a Fund’s average daily net assets.

Fees paid to SASI under the provisions of the Administration and Transfer and Dividend Disbursing Agreements for the fiscal year ended November 30, 2009 were $6,729,301.

SAMI and/or an affiliate had contractually agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class I shares of the Sentinel Sustainable Core Opportunities Fund would be no more than 0.76% from April 4, 2008 until April 4, 2009. The Class A and Class C shares of this Fund benefitted from these arrangements to the extent SAMI waived its advisory fees to meet these commitments. These contractual fee waivers expired on April 4, 2009. For the period from December 1, 2008 through April 4, 2009, the total amount reimbursed to Sentinel Sustainable Core Opportunities Fund Class I was $10,683, Sentinel Sustainable Core Opportunities Fund Class A was $48,143 and Sentinel Sustainable Core Opportunities Fund Class C was $103.

SAMI and/or an affiliate had contractually agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class A shares of Sentinel Growth Leaders Fund would be no more than 1.45% from March 28, 2008 until March 28, 2009. The Class C and Class I shares of this Fund benefitted from these arrangements to the extent SAMI waived its advisory fees to meet these commitments. These contractual fee waivers expired on March 28, 2009. For the period from December 1, 2008 through March 28, 2009, the total amount reimbursed to Sentinel Growth Leaders Fund Class A was $19,729, Sentinel Growth Leaders Fund Class C was $1,685 and Sentinel Growth Leaders Fund Class I was $1,488.

Notes to Financial Statements

As of November 30, 2009, NLV Financial Corporation and its affiliates held ownership in the Funds as follows:

Sentinel Fund	Approximate % Ownership

Balanced - I	6.4%

Capital Growth - C	3.9%

Capital Growth - I	5.6%

Government Securities - C	0.2%

Growth Leaders - C	1.8%

Growth Leaders - I	92.0%

International Equity – A	11.8%

International Equity - I	2.3%

Mid Cap Growth - C	4.0%

Mid Cap Growth - I	3.2%

Short Maturity Government - A	0.0	% *

Short Maturity Government - S	0.0	% *

Small/Mid Cap – A	66.5%

Small/Mid Cap – C	92.7%

Small/Mid Cap – I	97.1%

Sustainable Core Opportunities – A	0.2%

Sustainable Growth Opportunities – A	0.3%

* Ownership percentage represents less than 0.05%

(4) Investment Transactions:

Purchases and sales of investment securities (excluding short term obligations) for the fiscal year ended November 30, 2009 were as follows:

Sentinel Fund	Purchases of other than U.S. Government direct and agency obligations	Purchases of U.S. Government direct and agency obligations	Sale of other than U.S. Government direct and agency obligations	Sale of U.S. Government direct and agency obligations

Balanced	$19,361,631	$137,753,810	$19,476,537	$150,256,072

Capital Growth	26,696,698	—	40,848,599	—

Common Stock	169,994,164	—	164,445,536	—

Conservative Allocation	24,411,938	106,669,995	27,677,677	106,853,467

Georgia Municipal Bond	6,190,935	—	10,490,084	—

Government Securities	—	2,056,666,424	—	1,835,402,712

Growth Leaders	18,620,068	—	11,466,574	—

International Equity	22,352,019	—	29,723,857	—

Mid Cap Growth	48,148,072	—	61,886,610	—

Mid Cap Value	76,141,401	—	87,750,150	—

Short Maturity Government	—	1,956,073,503	—	374,264,421

Small Company	785,804,409	—	382,979,023	—

Small/Mid Cap	3,625,346	—	2,660,380	—

Sustainable Core Opportunities	19,544,634	—	38,911,775	—

Sustainable Growth Opportunities	25,406,530	—	39,094,588	—

Notes to Financial Statements

At November 30, 2009, the Company had tax basis capital losses which may be used to offset future capital gains as follows:

Fund				Expiring on 11/30

Balanced		$115,195		2016

Capital Growth		$546,534		2010
		549,435		2012
		1,810,397		2013

	Total	$2,906,366**

Conservative Allocation		$176,203		2013
		1,635,338		2015
		7,603,027		2016
		2,411,807		2017

	Total	$11,826,375	**

Government Securities		$438,112		2012
		900,616		2013

	Total	$1,338,728	**

Growth Leaders		$2,169,844		2016
		3,416,540		2017

	Total	$5,586,384

International Equity		$10,595,857		2010
		1,350,365		2016
		12,566,879		2017

	Total	$24,513,101	**

Mid Cap Growth		$15,188,965		2010
		6,025,527		2016
		15,760,707		2017

	Total	$36,975,199

Mid Cap Value		$2,612,757		2016
		40,910,470		2017

	Total	$43,523,227

Short Maturity Government		$1,372,649		2010
		9,464,512		2011
		5,073,636		2012
		4,694,622		2013
		4,202,997		2014
		916,192		2015
		505,428		2016
		2,065,072		2017

	Total	$28,295,108

Small Company		$4,209,225		2016
		147,725,747		2017

	Total	$151,934,972

Small/Mid Cap		$566,867		2016
		1,296,385		2017

	Total	$1,863,252

Sustainable Core Opportunities		$15,917,378		2014
		20,754,251		2016
		9,656,295		2017

	Total	$46,327,924

Sustainable Growth Opportunities		$3,462,058		2011
		15,274,962		2016
		14,734,712		2017

	Total	$33,471,732

**Utilization of these losses in future years may be limited under Federal tax laws.

During the year ended November 30, 2009, the Funds utilized capital losses as follows:

Sentinel Fund	Capital Losses Utilized

Balanced	$2,345,056
Capital Growth	5,217,915
Common Stock	156,072
Government Securities	3,174,518

It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire. The following Funds had capital loss carry forwards expire last fiscal year:

Sentinel Fund	Capital Losses Expired

Capital Growth	$263,215
Conservative Allocation	2,122,093
International Equity	223,381
Sustainable Core Opportunities	1,743,787
Sustainable Growth Opportunities	36,170,306

Notes to Financial Statements

(5) Fund shares

At November 30, 2009, 2.94 billion shares of one cent par value were authorized as follows:

Class A shares	Authorized shares

Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	75,000,000
Conservative Allocation	20,000,000
Georgia Municipal Bond	40,000,000
Government Securities	90,000,000
Growth Leaders	20,000,000
International Equity	20,000,000
Mid Cap Growth	45,000,000
Mid Cap Value	40,000,000
Short Maturity Government	150,000,000
Small Company	300,000,000
Small/Mid Cap	40,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Growth Opportunities	40,000,000

1,000,000,000

Class B shares

Balanced	20,000,000
Common Stock	20,000,000
Conservative Allocation	10,000,000
International Equity	20,000,000
Mid Cap Growth	20,000,000
Small Company	40,000,000

130,000,000

Class C shares

Balanced	10,000,000
Capital Growth	40,000,000
Common Stock	10,000,000
Conservative Allocation	10,000,000
Government Securities	20,000,000
Growth Leaders	20,000,000
International Equity	10,000,000
Mid Cap Growth	30,000,000
Mid Cap Value	40,000,000
Small Company	50,000,000
Small/Mid Cap	40,000,000

280,000,000

Class D shares

Balanced	20,000,000
Class I shares

Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	40,000,000
Georgia Municipal Bond	40,000,000
Government Securities	40,000,000
Growth Leaders	40,000,000
International Equity	40,000,000
Mid Cap Growth	40,000,000
Mid Cap Value	40,000,000
Small Company	170,000,000
Small/Mid Cap	40,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Growth Opportunities	40,000,000

650,000,000

Class S shares

Short Maturity Government	500,000,000

Total Allocated Shares	2,580,000,000

Unallocated Shares	360,000,000

Notes to Financial Statements

Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

Fiscal Period Ended 11/30/09	Shares Sold	Shares issued in Fund Reorganizations		Shares issued in reinvestment of dividends and distributions	Shares reacquired	Net increase (decrease) in shares outstanding

Balanced - A	1,915,286	—		263,809	2,539,563	(360,468)
Balanced - B	19,160	—		4,516	277,233	(253,557)
Balanced - C	366,127	—		5,567	163,075	208,619
Balanced - D	786	—		4,483	280,852	(275,583)
Balanced - I	29,719	—		4,287	27,751	6,255
Capital Growth - A	796,764	—		11,868	1,442,783	(634,151)
Capital Growth - C	35,433	—		—	34,346	1,087
Capital Growth - I	30,733	—		1,083	36,976	(5,160)
Common Stock - A	3,373,358	—		266,462	4,483,986	(844,166)
Common Stock - B	20,412	—		315	287,170	(266,443)
Common Stock - C	287,716	—		1,371	229,318	59,769
Common Stock - I	3,245,722	—		33,644	2,165,247	1,114,119
Conservative Allocation - A	2,324,496	—		161,217	2,459,242	26,471
Conservative Allocation - B	83,560	—		18,738	830,465	(728,167)
Conservative Allocation - C	670,545	—		25,287	306,859	388,973
Georgia Municipal Bond - A	557	—		2,327	107,618	(104,734)
Georgia Municipal Bond - I	286,893	—		286	595,269	(308,090)
Government Securities - A	37,107,624	—		1,516,430	21,553,533	17,070,521
Government Securities - C	5,538,880	—		62,661	951,173	4,650,368
Government Securities - I	4,762,957	—		92,085	5,993,886	(1,138,844)
Growth Leaders - A	1,747,758	—		—	1,043,448	704,310
Growth Leaders - C	106,388	—		—	70,877	35,511
Growth Leaders - I	24,331	—		—	210,305	(185,974)
International Equity - A	1,326,569	—		185,733	2,186,976	(674,674)
International Equity - B	8,595	—		—	133,946	(125,351)
International Equity - C	44,879	—		307	114,786	(69,600)
International Equity - I	105,279	—		12,139	121,684	(4,266)
Mid Cap Growth - A	532,773	—		—	1,571,519	(1,038,746)
Mid Cap Growth - B	3,638	—		—	156,630	(152,992)
Mid Cap Growth - C	31,950	—		—	61,569	(29,619)
Mid Cap Growth - I	67,554	—		—	78,702	(11,148)
Mid Cap Value - A	2,929,405	—		30,450	3,872,824	(912,969)
Mid Cap Value - C	341,715	—		—	565,122	(223,407)
Mid Cap Value - I	1,494,393	—		46,760	2,783,311	(1,242,158)
Short Maturity Government - A	85,821,670	—		1,277,288	23,564,748	63,534,210
Short Maturity Government - S	125,981,841	—		768,873	15,585,569	111,165,145
Small Company - A	79,182,828	—		—	55,228,930	23,953,898
Small Company - B	84,575	—		—	5,868,030	(5,783,455)
Small Company - C	8,386,889	—		—	6,115,110	2,271,779
Small Company - I	83,684,070	—		—	12,349,365	71,334,705
Small/Mid Cap - A	80,000	—		—	31,825	48,175
Small/Mid Cap - C	14,736	—		—	6,302	8,434
Small/Mid Cap - I	6,546	—		—	594	5,952
Sustainable Core Opportunities - A	795,846	37,943	*	87,789	2,672,953	(1,751,375)
Sustainable Core Opportunities - C	488	—		—	—	488
Sustainable Core Opportunities - C*	—	—		—	39,541	(39,541)
Sustainable Core Opportunities - I	236,316	—		10,298	539,848	(293,234)
Sustainable Growth Opportunities** - A	516,705	30,967^		607,893	1,608,228	(452,663)
Sustainable Growth Opportunities** - C	990	—		128	—	1,118
Sustainable Growth Opportunities** - C^	—	—		—	32,471	(32,471)
Sustainable Growth Opportunities** - I	17,153	—		6,374	27,969	(4,442)

* All outstanding shares of the Sentinel Sustainable Core Opportunities Fund Class C were converted into Sentinel Sustainable Core Opportunities Fund Class A shares following the close of business on July 31, 2009.

** Name change. Formerly the Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

^All outstanding shares of the Sentinel Sustainable Growth Opportunities Fund Class C were converted into Sentinel Sustainable Growth Opportunities Fund Class A shares following the close of business on July 31, 2009.

Notes to Financial Statements

Fiscal Period Ended 11/30/08	Shares Sold	Shares issued in Fund Reorganizations		Shares issued in reinvestment of dividends and distributions	Shares reacquired	Net increase (decrease) in shares outstanding

Balanced - A	1,360,767	664,242		1,073,041	2,904,975	193,075
Balanced - B	52,386	—		62,344	457,740	(343,010)
Balanced - C	125,255	—		29,153	134,893	19,515
Balanced - D	226	—		43,913	93,143	(49,004)
Balanced - I	36,962	—		16,487	43,304	10,145
Capital Growth - A	584,923	—		589,183	1,767,382	(593,276)
Capital Growth - C	93,719	—		10,415	60,790	43,344
Capital Growth - I	40,154	—		17,519	49,275	8,398
Common Stock - A	2,796,281	—		1,695,215	4,497,511	(6,015)
Common Stock - B	32,834	—		52,076	483,831	(398,921)
Common Stock - C	225,026	—		28,339	179,319	74,046
Common Stock - I	2,985,544	—		64,772	1,363,934	1,686,382
Conservative Allocation - A	1,937,113	3,187,788		134,377	1,553,787	3,705,491
Conservative Allocation - B	104,584	662,373		28,157	380,359	414,755
Conservative Allocation - C	314,740	370,836		20,481	196,593	509,464
Georgia Municipal Bond - A	105,500	—		764	30,288	75,976
Georgia Municipal Bond - I	199,778	—		493	474,265	(273,994)
Government Securities - A	17,883,278	4,196,675		1,109,993	9,884,500	13,305,446
Government Securities - C	1,137,203	—		13,533	150,688	1,000,048
Government Securities - I	3,086,570	—		64,560	4,106,665	(955,535)
Growth Leaders - A	1,525,607	—		30,033	759,739	795,901
Growth Leaders - C	170,648	—		1,481	79,495	92,634
Growth Leaders - I	471,698	—		—	—	471,698
International Equity - A	1,451,117	4,273,881		656,674	2,772,702	3,608,970
International Equity - B	19,851	—		46,608	249,505	(183,046)
International Equity - C	50,853	—		29,920	122,991	(42,218)
International Equity - I	82,900	101,393		47,027	153,876	77,444
Mid Cap Growth - A	987,700	—		—	1,554,196	(566,496)
Mid Cap Growth - B	11,172	—		—	290,220	(279,048)
Mid Cap Growth - C	49,904	—		—	99,772	(49,868)
Mid Cap Growth - I	44,480	—		—	97,744	(53,264)
Mid Cap Value - A	8,441,460	—		159,031	1,934,966	6,665,525
Mid Cap Value - C	1,236,208	—		92,257	390,352	938,113
Mid Cap Value - I	4,175,044	—		269,174	1,394,778	3,049,440
Short Maturity Government - A	8,869,283	435,866	*	618,592	6,418,478	3,505,263
Short Maturity Government - C	417,905	—		338	26,996	391,247
Short Maturity Government – C*	—	—		—	437,784	(437,784)
Short Maturity Government - S	4,574,452	—		85,386	1,254,686	3,405,152
Small Company - A	51,107,896	—		15,047,122	63,389,804	2,765,214
Small Company - B	149,874	—		2,249,012	7,641,866	(5,242,980)
Small Company - C	5,298,220	—		2,759,347	6,328,768	1,728,799
Small Company - I	28,563,733	—		185,302	2,843,863	25,905,172
Small/Mid Cap – A**	231,115	—		—	53,725	177,390
Small/Mid Cap – C**	153,405	—		—	—	153,405
Small/Mid Cap – I**	200,000	—		—	—	200,000
Sustainable Core Opportunities – A***	563,487	—		—	1,774,699	(1,211,212)
Sustainable Core Opportunities – C***	1,961	—		—	—	1,961
Sustainable Core Opportunities – I***	707,535	—		—	4,093,423	(3,385,888)
Sustainable Emerging Companies – A***	196,874	—		—	738,172	(541,298)
Sustainable Emerging Companies – C***	94	—		—	—	94
Sustainable Emerging Companies – I***	4,196	—		—	19,640	(15,444)

* All outstanding shares of the Sentinel Short Maturity Government Fund Class C were converted into Sentinel Short Maturity Government Fund Class A shares following the close of business on July 11, 2008.

** Commenced operations December 3, 2007.

*** Period begins on July 1, 2008. The fiscal year end for the Sentinel Sustainable Core Opportunities and Sentinel Sustainable Emerging Companies Funds changed from June 30th to November 30th following the June 30, 2008 Annual Report.

Notes to Financial Statements

Fiscal Period Ended 6/30/08	Shares Sold	Shares issued in Fund Reorganizations		Shares issued in reinvestment of dividends and distributions	Shares reacquired	Net increase (decrease) in shares outstanding

Sustainable Core Opportunities – A*	1,243,085	16,236,535		10,155	1,626,578	15,863,197
Sustainable Core Opportunities – C^	37,092	—		—	—	37,092
Sustainable Core Opportunities – I*	817,354	4,216,459		4,353	844,401	4,193,765
Sustainable Emerging Companies – A**	777,965	1,853,129		—	2,351,384	279,710
Sustainable Emerging Companies – C^	31,259	—		—	—	31,259
Sustainable Emerging Companies – I**	8,704	141,991	***	—	62,621	88,074
Citizens Administrative Class Shares
Prior to the Fund reorganizations***	15,994	—		—	91,052	(75,058)
Citizens Administrative Class Shares
reacquired upon conversion into Class I Shares***	—	—		—	145,304	(145,304)

* Information prior to April 5, 2008 is based on the predecessor Citizens Value Fund.

** Information prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

*** Citizens Emerging Growth Fund Administrative Class shareholders were issued Sentinel Sustainable Emerging Companies Fund Class I Shares as part of the Fund reorganizations effective as of the close of the New York Stock Exchange on April 4, 2008.

^ Commenced operations April 7, 2008.

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

SEC approved “Fair Fund” regulatory settlements have been included in net proceeds from sales of shares in the statement of changes in net assets. Settlements for the fiscal year ended November 30, 2009 were as follows:

Sentinel Fund	Class A	Class B	Class C	Class I	Class S	Total

Conservative Allocation	$819	$109	$155	$—	$—	$1,083
Government Securities	9,078	—	762	1,797	—	11,637
International Equity	347,011	8,019	9,628	18,072	—	382,730
Mid Cap Growth	246,597	11,208	7,984	17,897	—	283,686
Short Maturity Government	2,974	—	—	—	2,085	5,059
Sustainable Core Opportunities	67,193	—	14	4,630	—	71,837
Sustainable Growth Opportunities*	1,601	—	5	19	—	1,625

*Name change. Formerly the Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

(6) Post-Retirement Benefits

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to certain of its retirees. At November 30, 2009 the projected obligation for such benefits had been accrued. The total liability as of November 30, 2009 is as follows:

Sentinel Fund

Balanced - A	$36,860
Common Stock - A	191,102
Government Securities - A	28,946
Mid Cap Growth - A	25,744

(7) Reorganizations
Pursuant to a Plan of Reorganization approved by shareholders on September 24, 2008, as of the close of business on October 3, 2008, Sentinel Conservative Allocation Fund acquired the assets and assumed the liabilities of Sentinel High Yield Bond Fund in a tax-free reorganization in exchange for shares of the Sentinel Conservative Allocation Fund. The number of shares is presented in Note (5) and the value of shares issued by the Sentinel Conservative Allocation Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund Unrealized Appreciation (Depreciation)

Sentinel Conservative Allocation Fund Class A	Sentinel High Yield Bond Fund Class A	$33,981,702	$40,981,118	$74,962,820	$(7,507,381)
Sentinel Conservative Allocation Fund Class B	Sentinel High Yield Bond Fund Class B	7,034,376	7,985,143	15,019,519	833,104
Sentinel Conservative Allocation Fund Class C	Sentinel High Yield Bond Fund Class C	3,941,974	7,788,726	11,730,700	(397,256)

Notes to Financial Statements

Pursuant to an Agreement and Plan of Reorganization approved by shareholders on February 13, 2008, for the Institutional Class shares of the Citizens Value Fund, March 4, 2008, for the Citizens Emerging Growth Fund and Standard Class shares of the Citizens Value Fund and March 27, 2008, for the Citizens Core Growth Fund, as of the close of business on April 4, 2008, (1) Sentinel Sustainable Core Opportunities Fund acquired the assets and liabilities of Citizens Core Growth Fund and Citizens Value Fund, with the Sentinel Sustainable Core Opportunities Fund being the legal survivor and the Citizens Value Fund being the accounting survivor, and (2) Sentinel Sustainable Emerging Companies Fund acquired the assets and liabilities of Citizens Emerging Growth Fund and Citizens Small Cap Core Growth Fund, with the Sentinel Sustainable Emerging Companies Fund being the legal survivor and the Citizens Emerging Growth Fund being the accounting survivor, in reorganizations designed to be federal tax free in exchange for shares of Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund, respectively. The number of shares is presented in Note (5) and the value of shares issued by each of Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund Unrealized Appreciation (Depreciation)

Sentinel Sustainable Core Opportunities Fund Class A	Citizens Core Growth Standard Class	$218,888,219	$51,531,510	$270,419,729	$63,014,273
Sentinel Sustainable Core Opportunities Fund Class I	Citizens Core Growth Administrative Class	1,775,726	2,637,690	59,443,448	(414,345)
Sentinel Sustainable Core Opportunities Fund Class I	Citizens Core Growth Institutional Class	55,030,032	2,637,690	59,443,448	(33,060,765)
Sentinel Sustainable Emerging Companies Fund Class A	Citizens Small Cap Core Growth Standard Class	31,388,124	148,240,581	179,628,705	3,302,122

Pursuant to an Agreement and Plan of Reorganization approved by shareholders on February 13, 2008, for the Citizens Balanced Fund, and March 4, 2008, for the Citizens Global Equity Fund and Citizens Income Fund, as of the close of business on April 4, 2008, (1) Sentinel Balanced Fund acquired the assets and liabilities of Citizens Balanced Fund, (2) Sentinel Government Securities Fund acquired the assets and liabilities of Citizens Income Fund and (3) Sentinel International Equity Fund acquired the assets and liabilities of Citizens Global Income Fund in reorganizations designed to be federal tax free in exchange for shares of Sentinel Balanced Fund, Sentinel Government Securities Fund and Sentinel International Equity Fund, respectively. The number of shares is presented in Note (5) and the value of shares issued by each of Sentinel Balanced Fund, Sentinel Government Securities Fund and Sentinel International Equity Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund Unrealized Appreciation (Depreciation)

Sentinel Balanced Fund Class A	Citizens Balanced Fund Standard Class	$11,292,171	$234,339,679	$245,631,850	$221,976
Sentinel Government Securities Fund Class A	Citizens Income Fund Standard Class	44,568,838	280,468,094	325,036,932	470,680
Sentinel International Equity Fund Class A	Citizens Global Equity Standard Class	85,605,902	138,123,871	223,729,773	13,500,816
Sentinel International Equity Fund Class I	Citizens Global Equity Administrative Class	1,102,452	9,441,461	11,465,276	268,042
Sentinel International Equity Fund Class I	Citizens Global Equity Institutional Class	921,363	9,441,461	11,465,276	(998,608)

Notes to Financial Statements

(8) Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2009 were as follows:

Fund	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Return of Capital	Total

Balanced	$4,197,366	$—	$—	$—	$4,197,366
Capital Growth	188,389	—	—	—	188,389
Common Stock	9,889,710	—	3,966	—	9,893,676
Conservative Allocation	2,936,593	—	—	—	2,936,593
Georgia Municipal Bond	—	887,989	71,721	—	959,710
Government Securities	26,393,555	—	—	—	26,393,555
Growth Leaders	—	—	—	—	—
International Equity	2,449,413	—	—	—	2,449,413
Mid Cap Growth	—	—	—	—	—
Mid Cap Value	443,855	—	—	493,351	937,206
Short Maturity Government	23,218,066	—	—	—	23,218,066
Small Company	—	—	—	—	—
Small/Mid Cap	—	—	—	—	—
Sustainable Core Opportunities	852,942	—	—	—	852,942
Sustainable Growth Opportunities*	—	—	5,551,428	91	5,551,519

*Name change. Formerly the Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

The tax character of distributions paid during the fiscal period ended November 30, 2008 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Return of Capital	Total

Balanced	$5,483,566	$—	$16,998,815	$—	$22,482,381
Capital Growth	632,471	—	12,161,514	1,599,877	14,393,862
Common Stock	11,805,244	—	70,505,999	—	82,311,243
Conservative Allocation	2,018,966	—	499,066	—	2,518,032
Georgia Municipal Bond	3,736	972,644	160,557	—	1,136,937
Government Securities	20,133,869	—	—	—	20,133,869
Growth Leaders	—	—	578,407	—	578,407
International Equity	2,443,413	—	14,347,093	—	16,790,506
Mid Cap Growth	—	—	—	—	—
Mid Cap Value	1,631,641	—	13,234,735	—	14,866,376
Short Maturity Government	7,628,142	—	—	—	7,628,142
Small Company	29,642,342	—	130,544,110	1,423,515	161,609,967
Small/Mid Cap	—	—	—	—	—
Sustainable Core Opportunities+	—	—	—	—	—
Sustainable Emerging Companies+	—	—	—	—	—

+ The fiscal year end for the Sentinel Sustainable Core Opportunities and Sentinel Sustainable Emerging Companies Funds changed from June 30th to November 30th following the June 30, 2008 Annual Report.

The tax character of distributions paid during the fiscal period ended June 30, 2008 was as follows:

Fund	Ordinary Income	Long Term Capital Gain	Return of Capital	Total

Sustainable Core Opportunities	$—	$—	$—	$—
Sustainable Emerging Companies	—	—	—	—

Notes to Financial Statements

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Fund	Currently Distributable Ordinary Income	Currently Distributable Tax-Exempt Income	Currently Distributable Long Term Capital Gain or Capital Loss Carryover	Unrealized Appreciation (Depreciation)

Balanced	$501,416	$—	$(115,195)	$36,013,461
Capital Growth	158,085	—	(2,906,366)	23,021,366
Common Stock	2,050,945	—	—	275,469,937
Conservative Allocation	196,647	—	(11,776,366)	4,576,986
Georgia Municipal Bond	26,818	3,815	563,527	1,405,505
Government Securities	14,272,293	—	2,726,820	19,113,240
Growth Leaders	19,781	—	(5,586,384)	5,691,828
International Equity	1,518,885	—	(24,513,101)	8,969,472
Mid Cap Growth	—	—	(36,975,199)	11,761,487
Mid Cap Value	—	—	(43,523,227)	25,611,612
Short Maturity Government	108,330	—	(28,295,108)	27,279,245
Small Company	—	—	(151,934,972)	165,362,863
Small Mid/Cap	—	—	(1,863,252)	142,151
Sustainable Core Opportunities	644,095	—	(46,327,924)	(12,424,825)
Sustainable Growth Opportunities	—	—	(33,471,732)	2,792,990

(9) Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Notes to Financial Statements

(10) Subsequent Events:
Fund management has performed an evaluation of subsequent events through January 25, 2010, coinciding with the date the financial statements were issued.

Effective December 15, 2009, the terms of the unsecured line of credit with SSB were modified such that the borrowings under this arrangement now bear interest at the current overnight Federal Funds rate or the LIBOR, which ever is greater, plus an additional 1.25%. In addition, the commitment fee increased to 0.15% of the unused balance and is paid annually to SSB.

On December 22, 2009, the Sentinel Funds paid the following dividends and distributions per share (unaudited):

Sentinel Fund	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain

Balanced - A	$0.060	$—	$—
Balanced - B	0.017	—	—
Balanced - C	0.027	—	—
Balanced - D	0.009	—	—
Balanced - I	0.046	—	—
Capital Growth - A	0.034	—	—
Capital Growth - I	0.028	—	—
Common Stock - A	0.048	—	—
Common Stock - I	0.078	—	—
Conservative Allocation - A	0.024	—	—
Conservative Allocation - B	0.015	—	—
Conservative Allocation - C	0.016	—	—
Georgia Municipal Bond - A	0.018	—	0.20466
Georgia Municipal Bond - I	0.024	—	0.20466
Government Securities - A	0.033	0.19450	0.03903
Government Securities - C	0.026	0.19450	0.03903
Government Securities - I	0.036	0.19450	0.03903
Growth Leaders - A	0.008	—	—
Growth Leaders - I	0.002	—	—
International Equity - A	0.167	—	—
International Equity - I	0.209	—	—
Short Maturity Government - A	0.020	—	—
Short Maturity Government - S	0.017	—	—
Sustainable Core Opportunities - A	0.035	—
Sustainable Core Opportunities - I	0.088	—	—

Effective January 15, 2010, the Class A shares of the Sentinel Georgia Municipal Bond Fund were closed to new investors, new purchases and exchanges into the Fund. At the close of business on January 15, 2010, current shareholders of Class A shares of the Sentinel Georgia Municipal Bond Fund had their shares automatically converted to Class I shares of that Fund on the basis of relative net asset value per share of the two classes without the imposition of any sales load, fee or other charge.

Effective as of the close of business January 15, 2010, shares of the Sentinel Small/Mid Cap Fund were closed to new investors, new purchases and exchanges into the Fund. On or about January 29, 2010, the assets of the Fund will be liquidated, and each shareholder’s shares will be redeemed at the net asset value.

Effective as of the close of business on January 29, 2010, the Class A shares and Class C shares of the Sentinel Small Company Fund will close to new investments and new accounts, except under limited circumstances as described in the Prospectus Supplement dated January 4, 2010. In addition, effective as of the close of business on January 29, 2010, Class A, Class B and Class C shares of the Sentinel Small Company Fund will no longer be available through exchanges from other Sentinel Funds or through the reinvestment privileges offered in connection with the Daily Income Fund’s U.S. Government Portfolio; provided, however, that shareholders who own Class A, Class B or Class C shares of the Sentinel Small Company Fund as of the Closing Date will continue to be able to exchange into their existing account after the Closing Date.

Effective March 1, 2010, each Director who is not an affiliate of SAMI will receive an annual fee from the Company of $59,000. The Lead Independent Director will be paid an additional annual fee of $16,000. The chairs of each of the Audit and Governance Committees will be paid an additional annual fee of $6,000. Additional per meeting fees will be eliminated.

Effective March 19, 2010, the Class B shares of the Sentinel Mid Cap Growth Fund will be closed to exchanges into the Fund. Effective at the close of business March 19, 2010, current shareholders of Class B shares of the Sentinel Mid Cap Growth Fund will have their shares automatically converted to Class A shares of the Sentinel Mid Cap Growth Fund on the basis of relative net asset value per share of the two classes without the imposition of any sales load, fee or other charge.

Effective March 19, 2010, the Class B shares of the Sentinel International Equity Fund will be closed to exchanges into the Fund. Effective at the close of business March 19, 2010, current shareholders of Class B shares of the Sentinel International Equity Fund will have their shares automatically converted to Class A shares of the Sentinel International Equity Fund on the basis of relative net asset value per share of the two classes without the imposition of any sales load, fee or other charge.

Effective on or about March 29, 2010, the name of the Sentinel Mid Cap Growth Fund will be changed to the Sentinel Mid Cap Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Allocation Fund , Sentinel Georgia Municipal Bond Fund, Sentinel Government Securities Fund, Sentinel Growth Leaders Fund, Sentinel International Equity Fund, Sentinel Mid Cap Growth Fund, Sentinel Mid Cap Value Fund, Sentinel Short Maturity Government Fund, Sentinel Small Company Fund, Sentinel Small/Mid Cap Fund, Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Growth Opportunities Fund (formerly Sentinel Sustainable Emerging Companies Fund), comprising Sentinel Group Funds, Inc. (hereafter referred to as the “Funds”) at November 30, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The Financial Highlights for the Sentinel Georgia Municipal Bond Fund and Sentinel Mid Cap Value Fund for the fiscal year ended October 31, 2005 were audited by another independent registered public accounting firm, whose report dated December 22, 2005 expressed an unqualified opinion.

PricewaterhouseCoopers LLP

New York, New York

January 25, 2010

Actual and Hypothetical Expenses for Comparison Purposes
(Unaudited)

Example
As a shareholder of one or more of the Sentinel Funds, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/09 through 11/30/09.

Actual Expenses
The first line of each share class entry in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 06/01/09 through 11/30/09” to estimate the expenses you paid on your account during this period.

Certain Account Fees and Minimum Account Size
Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expenses for the period would be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Miscellaneous Recurring Fees
Retirement Custodial Accounts
Annual Custodial Fee per Social Security Number	$15.00
Closeout Fee per Account	$15.00
Transfer of Assets per Transaction	$25.00
Service Fees
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00

Recurring Fees for Services for Employee Benefit Plans
The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401 (k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding Sentinel Destinations.

Hypothetical Example for Comparison Purposes
The second line of each share class entry in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses
(Unaudited)

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table. More detailed expense data is contained in the following pages.

Sentinel Fund	Fund Class	Total Return Description	Total Return %	Beginning Account Value 06/01/09	Ending Account Value 11/30/09	Annualized Expense Ratio	Expenses Paid 06/01/09 — 11/30/09*

Balanced
	A	Actual	14.52	$1,000.00	$1,145.17	1.20	$6.45
		Hypothetical+	1.90	1,000.00	1,019.05	1.20	6.07
	B	Actual	13.80	1,000.00	1,138.02	2.31	12.38
		Hypothetical+	1.35	1,000.00	1,013.49	2.31	11.66
	C	Actual	13.99	1,000.00	1,139.89	1.98	10.62
		Hypothetical+	1.51	1,000.00	1,015.14	1.98	10.00
	D	Actual	13.67	1,000.00	1,136.73	2.62	14.03
		Hypothetical+	1.19	1,000.00	1,011.93	2.62	13.21
	I	Actual	14.28	1,000.00	1,142.84	1.46	7.84
		Hypothetical+	1.77	1,000.00	1,017.75	1.46	7.38

Capital Growth
	A	Actual	19.04	1,000.00	1,190.40	1.43	7.85
		Hypothetical+	1.79	1,000.00	1,017.90	1.43	7.23
	C	Actual	18.42	1,000.00	1,184.19	2.47	13.52
		Hypothetical+	1.27	1,000.00	1,012.68	2.47	12.46
	I	Actual	19.00	1,000.00	1,190.05	1.57	8.62
		Hypothetical+	1.72	1,000.00	1,017.20	1.57	7.94

Common Stock
	A	Actual	18.26	1,000.00	1,182.57	1.24	6.78
		Hypothetical+	1.88	1,000.00	1,018.85	1.24	6.28
	B	Actual	17.41	1,000.00	1,174.14	2.66	14.50
		Hypothetical+	1.17	1,000.00	1,011.73	2.66	13.41
	C	Actual	17.69	1,000.00	1,176.92	2.14	11.68
		Hypothetical+	1.43	1,000.00	1,014.34	2.14	10.81
	I	Actual	18.49	1,000.00	1,184.95	0.83	4.55
		Hypothetical+	2.09	1,000.00	1,020.91	0.83	4.20

Conservative Allocation
	A	Actual	11.05	1,000.00	1,110.48	1.17	6.19
		Hypothetical+	1.92	1,000.00	1,019.20	1.17	5.92
	B	Actual	10.58	1,000.00	1,105.85	1.95	10.29
		Hypothetical+	1.53	1,000.00	1,015.29	1.95	9.85
	C	Actual	10.64	1,000.00	1,106.38	1.85	9.77
		Hypothetical+	1.58	1,000.00	1,015.79	1.85	9.35

Georgia Municipal Bond
	A	Actual	3.06	1,000.00	1,030.58	1.12	5.70
		Hypothetical+	1.94	1,000.00	1,019.45	1.12	5.67
	I	Actual	3.15	1,000.00	1,031.50	0.70	3.56
		Hypothetical+	2.16	1,000.00	1,021.56	0.70	3.55

Government Securities
	A	Actual	4.36	1,000.00	1,043.55	0.90	4.61
		Hypothetical+	2.06	1,000.00	1,020.56	0.90	4.56
	C	Actual	3.96	1,000.00	1,039.56	1.63	8.33
		Hypothetical+	1.69	1,000.00	1,016.90	1.63	8.24
	I	Actual	4.52	1,000.00	1,045.18	0.65	3.33
		Hypothetical+	2.18	1,000.00	1,021.81	0.65	3.29

Growth Leaders
	A	Actual	16.02	1,000.00	1,160.17	1.62	8.77
		Hypothetical+	1.70	1,000.00	1,016.95	1.62	8.19
	C	Actual	15.58	1,000.00	1,155.78	2.52	13.62
		Hypothetical+	1.24	1,000.00	1,012.43	2.52	12.71
	I	Actual	16.26	1,000.00	1,162.58	1.23	6.67
		Hypothetical+	1.89	1,000.00	1,018.90	1.23	6.23

* Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

+ Hypothetical assumes a 5.00% annual return less expenses for the period.

Expenses

Sentinel Fund	Fund Class	Total Return Description	Total Return %	Beginning Account Value 06/01/09	Ending Account Value 11/30/09	Annualized Expense Ratio	Expenses Paid 06/01/09 — 11/30/09*

International Equity
	A	Actual	19.63	$1,000.00	$1,196.26	1.57	$8.64
		Hypothetical+	1.72	1,000.00	1,017.20	1.57	7.94
	B	Actual	18.69	1,000.00	1,186.90	3.15	17.27
		Hypothetical+	0.93	1,000.00	1,009.28	3.15	15.87
	C	Actual	18.98	1,000.00	1,189.83	2.82	15.48
		Hypothetical+	1.09	1,000.00	1,010.93	2.82	14.22
	I	Actual	19.81	1,000.00	1,198.12	1.21	6.67
		Hypothetical+	1.90	1,000.00	1,019.00	1.21	6.12

Mid Cap Growth
	A	Actual	14.07	1,000.00	1,140.68	1.63	8.75
		Hypothetical+	1.69	1,000.00	1,016.90	1.63	8.24
	B	Actual	13.17	1,000.00	1,131.66	3.26	17.42
		Hypothetical+	0.87	1,000.00	1,008.72	3.26	16.42
	C	Actual	13.28	1,000.00	1,132.76	3.08	16.47
		Hypothetical+	0.96	1,000.00	1,009.63	3.08	15.52
	I	Actual	14.32	1,000.00	1,143.22	1.23	6.61
		Hypothetical+	1.89	1,000.00	1,018.90	1.23	6.23

Mid Cap Value
	A	Actual	18.36	1,000.00	1,183.59	1.56	8.54
		Hypothetical+	1.72	1,000.00	1,017.25	1.56	7.89
	C	Actual	18.03	1,000.00	1,180.26	2.23	12.19
		Hypothetical+	1.39	1,000.00	1,013.89	2.23	11.26
	I	Actual	18.77	1,000.00	1,187.69	0.92	5.05
		Hypothetical+	2.05	1,000.00	1,020.46	0.92	4.66

Short Maturity Government
	A	Actual	3.37	1,000.00	1,033.73	0.92	4.69
		Hypothetical+	2.05	1,000.00	1,020.46	0.92	4.66
	S	Actual	3.15	1,000.00	1,031.50	1.32	6.72
		Hypothetical+	1.85	1,000.00	1,018.45	1.32	6.68

Small Company
	A	Actual	16.67	1,000.00	1,166.67	1.25	6.79
		Hypothetical+	1.88	1,000.00	1,018.80	1.25	6.33
	B	Actual	16.22	1,000.00	1,162.16	2.25	12.20
		Hypothetical+	1.38	1,000.00	1,013.79	2.25	11.36
	C	Actual	16.34	1,000.00	1,163.44	2.06	11.17
		Hypothetical+	1.47	1,000.00	1,014.74	2.06	10.40
	I	Actual	17.12	1,000.00	1,171.21	0.74	4.03
		Hypothetical+	2.14	1,000.00	1,021.36	0.74	3.75

Small/Mid Cap
	A	Actual	14.64	1,000.00	1,146.36	1.69	9.09
		Hypothetical+	1.66	1,000.00	1,016.60	1.69	8.54
	C	Actual	14.87	1,000.00	1,148.67	1.37	7.38
		Hypothetical+	1.82	1,000.00	1,018.20	1.37	6.93
	I	Actual	14.84	1,000.00	1,148.36	1.32	7.11
		Hypothetical+	1.85	1,000.00	1,018.45	1.32	6.68

Sustainable Core Opportunities
	A	Actual	17.35	1,000.00	1,173.49	1.44	7.85
		Hypothetical+	1.78	1,000.00	1,017.85	1.44	7.28
	I	Actual	17.74	1,000.00	1,177.42	0.86	4.69
		Hypothetical+	2.08	1,000.00	1,020.76	0.86	4.36

Sustainable Growth Opportunities
	A	Actual	12.78	1,000.00	1,127.85	1.56	8.32
		Hypothetical+	1.72	1,000.00	1,017.25	1.56	7.89
	I	Actual	12.46	1,000.00	1,124.64	2.00	10.65
		Hypothetical+	1.50	1,000.00	1,015.04	2.00	10.10

Information and Services for Shareholders

Federal Tax Status of Dividends and Distributions (unaudited)

Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended November 30, 2009. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2009. The information required to complete your income tax returns for the calendar year will be sent to you in January 2010.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds. All of the dividends paid by the Sentinel Georgia Municipal Bond Fund from its net income are tax-exempt for Federal income tax purposes and no earnings in the Fund are subject to an alternative minimum tax.

Sentinel Fund	Dividends Received Deduction	Qualified Dividend Income	Long-Term Capital Gain Distributions	Tax-Exempt Income Distributions

Balanced	86.26%	86.26%	$—	$—

Capital Growth	100.00	100.00	—	—

Common Stock	100.00	100.00	3,966	—

Conservative Allocation	30.21	30.21	—	—

Georgia Municipal Bond	0.00	0.00	71,721	887,989

International Equity	100.00	100.00	—	—

Mid Cap Value	100.00	100.00	—	—

Sustainable Core Opportunities	100.00	100.00	—	—

Sustainable Growth Opportunities*	—	—	5,551,428	—

* Name change. Formerly the Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

Portfolio Proxy Voting Guidelines and Voting Record
Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge on-line at www.sentinelinvestments.com and at www.sec.gov, or by calling 1-800-282-FUND (3863).

Availability of Quarterly Schedule of Investments
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

How to contact Sentinel
By telephone
Getting in touch with Sentinel Administrative Services, Inc. (“Sentinel”) is as easy as making a telephone call, or going on the internet.

You can contact Sentinel 24 hours a day by calling 1-800-282- FUND (3863). During normal Eastern Time business hours you may choose to speak with an Investor services representative, or access OnCall 24, Sentinel’s account interaction service.

The OnCall 24 menu provides quick, easy voice response or telephone keypad access to a broad selection of Sentinel’s most important information and services any time of the day or night.

Over the internet
If you prefer, you may access Sentinel service and account information on the internet at www.sentinelinvestments.com. You’ll find complete information about Sentinel products, services, performance and prices.

By mail
Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the Sentinel Funds at these addresses:

Postal Deliveries:	Express Deliveries:
Sentinel Funds	Sentinel Funds
P.O. Box 1499	One National Life Drive
Montpelier, VT 05601-1499	Montpelier, VT 05604

Information and Services for Shareholders

How to invest
To open a new account
Complete the application in the Prospectus which also contains additional information about the Funds. This application is also available online.

To add shares
You may add shares to the same fund you own by sending a check payable to the Sentinel Funds directly to Sentinel.

To invest automatically
Sentinel offers a number of ways to invest automatically. To transfer money periodically from your checking or savings account into any Sentinel Fund:

•

Decide how much you would like to transfer. You may open an Automatic Investment Plan account with as little as $50 as long as you reach a minimum balance of $1,000 within two years. (Sentinel Conservative Allocation Fund Automatic Investment Plan minimums: $100. Special requirements apply to Class S shares of Sentinel Short Maturity Government Fund. See the Prospectus.)

•	Decide the frequency of your investment.

•	Shares will be purchased on or about the 5th of the month unless otherwise specified. You will receive a confirmation of your automated transactions quarterly by mail.

•

You can also choose to have the amount of your Automatic Investment Plan investments increase by any percentage or dollar amount you specify. Increases can occur annually, semiannually, quarterly or monthly. Changes to the Plan may be made over the phone.

There is no charge for these services.

To dollar cost average
When you transfer the same dollar amount through the Automatic Investment Plan on a regular basis, you “dollar cost average.” This means you buy more shares when prices are low and fewer when prices are high. Assuming you continue the program over time, this can reduce your average cost per share. Dollar cost averaging does not guarantee a profit or protect against loss in a constantly declining market. If the strategy is discontinued when the value of shares is less than their cost, a loss may be incurred. That’s why you should consider your ability to continue such a program through periods of declining markets. To establish a dollar cost averaging plan:

•	Complete the Electronic Funds Transfer section of the Application and select your frequency of investment.

•	Allow at least one month for your first transfer to be made.

To invest by telephone
The Telephone Investment Service enables you to move money directly from your bank account to a Sentinel fund of your choice, automatically and at no charge. To have access to the Telephone Investment Service:

•	Complete the Telephone Investment Service section of the Application.

•	You may use the Telephone Investment Service to transfer any amount from $50 to $50,000. Just call Sentinel.

To invest on the internet
To invest with Sentinel over the internet, simply access your account on our website at www.sentinelinvestments.com and follow the easy instructions you’ll find there.

The Government Direct Deposit Privilege
The Government Direct Deposit Privilege enables you to purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military or other payments from the federal government. You may choose to deposit any amount from these payments (minimum of $50.00). To enroll you must complete and return a Direct Deposit Sign-Up Form to Sentinel for each type of payment to be deposited. Contact Sentinel or the appropriate federal agency for forms. Note that death or legal incapacity will terminate participation, and that should you wish to terminate participation you’ll need to provide written notification to the appropriate federal agency.

Payroll Savings Plan
The Payroll Savings Plan enables you to purchase Fund shares automatically on a regular basis (minimum of $50.00 per transaction). Depending upon your employer’s direct deposit program, you may have part or all of your paycheck invested in your existing Sentinel account electronically through the Automated Clearing House system each pay period. To begin you’ll need to file an authorization form, available from Sentinel, with your employer’s payroll department. Note that you may change amounts or cancel the Plan only by written notification to your employer.

How to exchange shares among Sentinel Funds

To make a telephone exchange
Call Sentinel before the close of business on any day the New York Stock Exchange is open, to receive the net asset value (share price with no sales charge) at the close of that business day.

•	There is no charge for telephone exchanges. The minimum transaction is $1,000 unless exchanging to a Fund you already own.

•	New assets must remain in an account for a minimum of 15 to 60 days before they can be exchanged to another fund. Refer to the Prospectus for short term trading restrictions.

•	Accounts must be identically registered.

To exchange on the internet
To exchange shares over the internet, simply access your account on our website at www.sentinelinvestments.com and follow the easy instructions you’ll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

To make a mail exchange
Explain the exchange you would like to make in writing and mail it to Sentinel. The exchange will take place on the day your request is received in good order.

To make Systematic Exchanges
You may ask to have shares liquidated in one Sentinel Fund and purchased in one or more other Sentinel Funds automatically every month. There is no charge for this service, and accounts need not be identically registered.

Information and Services for Shareholders

How to make changes
Registration
Call Sentinel for instructions.

Address
Call Sentinel – or complete the address change section on the back of your account statement and return in the post paid return envelope. You may also change your address over the internet at www.sentinelinvestments.com.

The Reinstatement Privilege
If you redeem shares, or receive a dividend or capital gain distribution in cash and later want to reinvest that same amount, you may do so within 90 days at no sales charge.

How to redeem shares
By telephone
Call Sentinel before the close of business on any day the New York Stock Exchange is open to redeem shares at that day’s closing net asset value.

To redeem on the internet
To redeem shares over the internet, simply access your account on our website at www.sentinelinvestments.com and follow the easy instructions you’ll find there. Note that all transaction requests made in good order after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

By Systematic Withdrawal Plan
A Systematic Withdrawal Plan (SWP) allows you to specify an amount or a percentage to be mailed to you regularly or deposited directly to your bank account. Accounts must have a minimum balance of $5,000 to qualify.

•

Note that to provide this income, the fund sells shares. If the amount of the Systematic Withdrawal Plan exceeds the fund’s growth rate, withdrawals may deplete principal. Redemptions may reduce or even eventually exhaust your account.

•	For retirement accounts for which Sentinel is agent for the custodian, Systematic Withdrawal Plans based on a life expectancy or fixed percentage are available.

Other services, features and information
Class I Shares
Class I Shares are only available to eligible investors. In addition, not all of the account and investment options described here are available for Class I Shares. Refer to the Class I Shares prospectus or call Sentinel for more information about Class I Shares.

Automatic reinvestment
Dividends and/or capital gains may be automatically reinvested at net asset value (share price with no sales charge) in additional shares of the same fund or in the same class of another Sentinel Fund.

Distributions
You may receive distributions in cash (check), or have them deposited directly to your bank account.

Retirement accounts
Most Sentinel funds may be used as investment vehicles for your tax-deferred retirement plan. For an application and custodial agreement, call your financial advisor or Sentinel. Sentinel as agent provides for the following types of accounts invested in the Sentinel Funds:

•	Individual Retirement Accounts (IRAs)

•	SIMPLE IRAs

•	Roth IRAs

•	Roth Conversion IRAs

•	Coverdell ESA

•	SEP IRAs

Confirmations
Every time a transaction takes place in your account, you will receive a confirmation of activity. Automated transactions are confirmed quarterly.

Portfolio Statements
The Portfolio Statement consolidates all accounts with the same Tax Identification Number (TIN) and ZIP code. Other shareholder accounts may be added upon request.

•	You will receive your Portfolio Statement quarterly

•	You will receive a statement in January which summarizes all account activity for the prior year.

Average cost basis statements
Average cost basis statements are available for certain types of accounts. Call Sentinel for information.

Calculating the value of your account
Your Portfolio Statement shows the value of your account. You may also find your account balance by multiplying your fund’s net asset value (NAV) by the number of shares you own. Your Fund’s NAV will be found under the Mutual Fund heading in the Financial section of most major daily newspapers. If you prefer, you can also call Sentinel for your account balance information.

Get electronic delivery of Fund documents
with e-Delivery
Choosing e-Delivery will enable you to receive fund documents electronically via email - and help reduce the paper usage, printing and postage costs which contribute to overall Fund expenses. You will also receive your Sentinel Fund documents earlier than you would by mail. You will be notified by email when the items you’ve selected for e-Delivery are available. To enroll, log onto www.sentinelinvestments.com, go to “Sign up for eDelivery” on the right-hand side of the page and follow the prompts. Or, call Sentinel at 1-800-282-3863.

Transacting Through an Intermediary
If you transact through an intermediary, you must follow the intermediary’s procedures for transacting in the Funds. The intermediary may have different procedures, account options and/or transactional fees from those described here.

Would you like to send a confidential comment to the Sentinel Funds Chief Compliance Officer?

Go to www.sentinelinvestments.com, choose the “Contact Us” tab near the top of the page, then click on the phrase “Confidential Comment” located above the contact information box and follow the prompts.

Board Approval of Investment Advisory Agreements

Sentinel Group Funds, Inc. (the “Company”) has entered into advisory agreements (collectively “Advisory Agreements”) with Sentinel Asset Management, Inc. (“Advisor”) for each of its series funds (each a “Fund” and collectively, “Funds”). The Advisor has entered into sub-advisory agreements with GLOBALT, Inc. (“GLOBALT”) regarding the Georgia Municipal Bond Fund and Steinberg Asset Management, LLC (“Steinberg”) regarding the Mid Cap Value Fund (collectively, “Sub-advisory Agreements”). As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Directors of the Company (the “Board” or the “Directors”) considers on an annual basis whether to approve the continuance of these agreements for an additional year. The Advisory Agreements and Sub-advisory Agreements were last approved by the Board on August 11, 2009.

Contract Review Process
In anticipation of the annual consideration of the renewal of the Advisory and Sub-advisory Agreements, the Directors who are not interested persons of any Fund (as such persons are defined in the Investment Company Act) (the “Independent Directors”) determined to retain an independent consultant to assist the Independent Directors in their deliberations. In February 2009, the Independent Directors retained Jeffrey C. Keil of Keil Fiduciary Strategies LLC (the “Consultant”) to serve in such role. The Governance, Contracts and Nominating Committee of the Board considered the process to be followed, and the information to be requested, in the 2009 consideration of the agreements at meetings held on March 11, 2009 and June 3, 2009. The Consultant and the Funds’ counsel, which is independent of the Advisor, participated in those discussions.

The Independent Directors met to consider the most recent continuance of the Advisory and Sub-advisory Agreements on July 16, 2009. The Consultant and the Funds’ counsel participated in that meeting. Prior to the meeting, the Advisor provided the Independent Directors with information described below relating to the Advisor and its affiliates, the two sub-advisers and the Advisory and Sub-advisory Agreements. In addition, also prior to such meeting, the Funds’ counsel provided the Independent Directors with a memorandum discussing the legal standards for their consideration of the Advisory and Sub-advisory Agreements. Following the July 16, 2009 meeting, the Independent Directors requested and received additional information from the Advisor. The Board, including all of the Independent Directors, met on August 11, 2009 to further consider the continuance of the Advisory and Sub-advisory Agreements. The Consultant and the Funds’ counsel also participated in that meeting.

The Board’s approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory related services provided by the Advisor and its affiliates, GLOBALT and Steinberg and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed relevant, including performance information provided by Morningstar Associates LLC (“Morningstar”) for each Fund’s Class A shares as compared to the Class A shares of similar mutual funds not managed by the Advisor, GLOBALT or Steinberg (except in the case of the Fund sub-advised by GLOBALT, where Class I shares were considered); the nature, extent and quality of services rendered by the Advisor and its affiliates, GLOBALT and Steinberg; revenue received by the Advisor and its affiliates from the Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds, including the fact that the Advisor, not the Funds, paid all sub-advisory fees to GLOBALT and Steinberg; Fund advisory fees and Class A share expense information provided by Morningstar as compared to those of similar mutual funds not managed by the Advisor; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the policies and practices of the Advisor,GLOBALT and Steinberg regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect (so-called “fallout”) benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor, GLOBALT and Steinberg to other clients with similar objectives; the professional experience and qualifications of each Fund’s portfolio manager and other senior personnel of the Advisor, GLOBALT and Steinberg; the compliance record of the Advisor and affiliates, GLOBALT and Steinberg under applicable laws and under their respective internal compliance programs; and the terms of the Advisory Agreements.

The Board’s conclusions on a series of points relating to the Advisor, the sub-advisers, the services they provide and the Advisory and Sub-advisory Agreements are summarized below. These conclusions were based on the review described above.

Advisor Personnel and
Investment Process

Each quarter the Directors discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar.

The Board determined the Advisor was an asset management firm with appropriate knowledge and experience to manage the Funds, which provided excellent investment advisory and nonadvisory services to the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to provide consistent services to the Funds. The Board also determined that, while the Funds’ relationships with GLOBALT and Steinberg had commenced more recently, such firms were providing the expected quality of services.

Fund Performance
The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness in terms of Fund performance. At the July and August, 2009 meetings, the Board considered the Funds’ 1-, 3-, 5- and 10-year net returns as of March 31, 2009 as compared to peer group and category net return information provided by Morningstar and also reviewed each Fund’s most recent quarterly performance.

Board Approval of Investment Advisory Agreements

Information provided by Morningstar indicated that a substantial majority of the Funds had total returns in the top two quintiles compared to their category for one or more of the most recent 1-, 3- and 5-year periods. Further, a number of the Funds had performance in the top quintile for one or more of such periods. The Morningstar report also included information relating to each Fund’s risk-adjusted performance. This information was based on the Sharpe ratio (a recognized measure of risk-adjusted performance) and showed that a majority of the Funds had a Sharpe ratio in the top two quintiles for the 3- and 5-year periods.

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds in relation to their Morningstar peers and the specific reasons for any underperformance. With respect to the relatively poorer performing Funds, management provided supplemental information relating to the Funds’ investment strategies or other factors (such as relative size) that had impacted relative performance and the steps the Advisor or sub-advisor had taken or proposes to take to improve the performance. After reviewing the supplemental information, steps to be undertaken by the Advisor, and related factors, the Board concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance of each of the Funds and the Advisor and sub-advisor supported the approval of the Advisory Agreements and Sub-advisory Agreements.

Advisory Fees and Expenses
The Board reviewed each Fund’s total expense ratio for the fiscal period ended November 30, 2008 (including advisory fees) compared to those of the other funds in its Morningstar peer group. The Board 3 noted instances where expense ratios for individual Funds were higher than the median expense ratio in the peer group information provided by Morningstar. In the cases where total expense ratios exceeded the peer group median, the Independent Directors requested and received supplemental information from the Advisor and Morningstar regarding specific expense items (such as transfer agency expenses) for individual Funds. The Board noted that, where a Fund’s expense ratio exceeded that of its Morningstar peer group, it was often due to the lower relative size of the Fund’s assets under management and a higher proportion of smaller average account sizes. After reviewing this and related information, the Board concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the fees and expenses of the Funds supported the approval of the Advisory Agreements.

Profitability
The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Directors also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2008 pre- and post tax, and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the profitability of several publicly held investment management companies. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the cost allocation methodologies were reasonable, and profitability of the Advisor was not inconsistent with other industry data.

Economies of Scale
The Board considered whether there had been economies of scale with respect to the management of the Funds, how economies might be generated, and whether the Funds had appropriately benefited from any available economies of scale. The Board noted that all of the Funds were currently subject to an advisory fee breakpoint schedule. It also considered the current level of assets of each Fund.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the Funds appropriately participate in economies of scale.

Conclusion

After several meetings of the Board, including deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates, and after discussions with the Consultant, the Board, including a majority of the Independent Directors, approved the continuance of the Advisory Agreements and Sub-Advisory Agreements. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Directors may have attributed different weights to the various factors considered.

Directors

There are nine Directors of Sentinel Group Funds, Inc. Their names and other information about the seven independent Directors of Sentinel Group Funds, Inc. are set forth below. Information concerning the two affiliated Directors is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Directors and is available, without charge, upon request by calling (800) 282-3863.

Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships

Deborah G. Miller (60) National Life Drive Montpelier, VT 05604	Director, since 1995; Governance, Contracts & Nominating Committee Chair, since March 2009	Enterprise Catalyst Group (a management consulting firm) - Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) - Chief Executive Officer, from 2005 to 2007	Libby Glass – Director, since 2003; Wittenberg University – Director, since 1998

John Raisian, Ph.D. (60) Hoover Institution Stanford University Serra and Galvez Streets Stanford, CA 94305-6010	Director, since 1996	Hoover Institution at Stanford University – Director and Senior Fellow, since 1986	None

Nancy L. Rose (51) National Life Drive Montpelier, VT 05604	Director, since 2003

Massachusetts Institute of Technology – Professor of Economics, since 1985; National Bureau of Economic Research – Director of Industrial Organization Research Program, since 1990; Whitehead Institute for Biomedical Research – Director, since 2009

CRA International, Inc. (a consulting firm) – Director, since 2004

Richard H. Showalter (62) National Life Drive Montpelier, VT 05604	Director, since 2003; Lead Independent Director, since 2005

Dartmouth-Hitchcock – Senior Vice President and Treasurer, since 2007; Dartmouth-Hitchcock Medical Center – Treasurer, since 1995; Dartmouth-Hitchcock Alliance – Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital -Senior Vice President and Chief Financial Officer from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer from1999 to 2007

None

Susan M. Sterne (63) 5 Glen Court Greenwich, CT 06830	Director, since 1990; Audit, Compliance & Pricing Committee Chair, since 2007	Economic Analysis Associates, Inc. – President, since 1979	None

Angela E. Vallot (53) 370 Riverside Drive Apt. 15E New York, NY 10025	Director, since 1996; Governance, Contracts & Nominating Committee Chair, from 2004 to March 2009	Vallot Consulting – President, since 2004	Mary-Mount Manhattan College - Trustee, since 2004

Patanjali Varadarajan (47) National Life Drive Montpelier, VT 05604	Director, since 2008

The Daily Beast – National Affairs Correspondent, since 2009; Forbes – Editor, from 2008 to 2009; New York University – Professor, since 2007; Hoover Institution – Research Fellow, since 2007; The Wall Street Journal – Editor, from 2000 to 2007

None

* Each Director serves until his or her successor is duly elected and qualified, or until his or her death, resignation, or removal. The Board has a policy that at the March meeting of the Board after a Director attains the age of 72, such Director shall resign. The Directors are responsible for the oversight of the 15 Funds currently comprising Sentinel Group Funds, Inc.

Officers

The names of and other information relating to the two Directors who are officers and “interested persons” of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below.

Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships

Thomas H. MacLeay (60) National Life Drive Montpelier, VT 05604	Chair and Director, since 2003; Chief Executive Officer, from 2003 to 2005

National Life Holding Company (a mutual insurance company) and National Life - Chairman of the Board, since 2002; President and Chief Executive Officer, from 2002 to 2008; NLV Financial Corporation - Chairman, since 2002; President and Chief Executive Officer, from 2002 to 2008; Sentinel Variable Products Trust - Chairman, from 2004 to 2008; Chief Executive Officer, from 2004 to 2005

None

Christian W. Thwaites (51) National Life Drive Montpelier, VT 05604	President, Chief Executive Officer and Director, since 2005

Advisor – President & Chief Executive Officer, since 2005; National Life – Executive Vice President, since 2005; Sentinel Variable Products Trust – President and Chief Executive Officer, since 2005; Sentinel Financial Services Company (“SFSC”) – Chief Executive Officer, since 2005; President, from 2005 to 2006; Sentinel Administrative Services, Inc. (“SASI”) – President & Chief Executive Officer, since 2005; Sentinel Advisors Company (“SAC”) and Sentinel Administrative Services Company (“SASC”) – President & Chief Executive Officer, from 2005 to 2006; Skandia Global Funds - Chief Executive Officer, from 1996 to 2004

None

John Birch (60) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since 2008

Advisor - Chief Operating Officer, since 2005; SASI - Chief Operating Officer, since 2006; SASC - Chief Operating Officer, from 2005 to 2006; State Street Bank, Luxembourg - Head of Transfer Agency, from 2004 to 2005

N/A

Thomas P. Malone (53) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997	SASI – Vice President, since 2006; Sentinel Variable Products Trust – Vice President and Treasurer, since 2000; SASC – Vice President, from 1998 to 2006	N/A

John K. Landy (50) National Life Drive Montpelier, VT 05604	Vice President, since 2002	SASI – Senior Vice President, since 2006; Sentinel Variable Products Trust – Vice President, since 2004; SASC – Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Scott G. Wheeler (44) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since 1998

SASI – Vice President, since 2007; Assistant Vice President, from 2006 to 2007; Sentinel Variable Products Trust – Assistant Vice President and Assistant Treasurer, since 2004; SASC – Assistant Vice President, from 1998 to 2006

N/A

Lisa F. Muller (42) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life – Counsel, since 2008; Sentinel Variable Products Trust – Secretary, since 2008; State of Vermont, Department of Banking and Insurance – Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell – Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois – Clerk, from 2002 to 2004

N/A

Jennifer L. Garson (49) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2009

National Life – Securities Paralegal, since 2009; Sentinel Variable Products Trust – Assistant Secretary, since 2009; State of Vermont, Department of Banking and Insurance – Regulator, from 2004 to 2009; BlueCross and BlueShield of Vermont – Data Analyst/Programmer, from 1998 to 2004

N/A

D. Russell Morgan (54) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account – Chief Compliance Officer, since 2004; Sentinel Variable Products Trust – Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005; National Life – Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. – Counsel, from 1986 to 2005; Advisor, SFSC, SASC – Counsel, from 1993 to 2005

N/A

                    * Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

Investment Adviser
Sentinel Asset Management, Inc.

Principal Underwriter
Sentinel Financial Services Company

Counsel
Sidley Austin LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Custodian and Dividend Paying Agent
State Street Bank & Trust Company -Kansas City

Transfer Agent, Shareholder Servicing Agent
and Administrator
Sentinel Administrative Services, Inc.

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One National Life Drive, Montpelier, VT 05604

This annual report is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus. Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800.233.4332, sentinelinvestments.com.

NOT FDIC INSURED       MAY LOSE VALUE       NO BANK GUARANTEE

Consider a fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and is available from your financial advisor or www.sentinelinvestments.com. Please read the prospectus carefully before you invest.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800.233.4332, sentinelinvestments.com.

43602 SF0104(0110)

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2009, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended November 30, 2009 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers and that relates to any element of the code of ethics definition. The Registrant amended Exhibit B of its code of ethics (list of covered officers) on March 12, 2008 to reflect the election of a Chief Financial Officer.

(d) There were no waivers granted during the fiscal year ended November 30, 2009 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant’s Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2008	$509,000
2009	$315,200

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services, Inc. (“SASI”), aggregate fees for services which in both years related to the SASI SAS 70 report, in the last two fiscal years as follows:

2008	$80,000
2009	$74,000

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2008	$101,000
2009	$60,800

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e) (1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) There were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended November 30, 2009, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s most recently completed fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Code of Ethics.

(a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By: /s/ Christian W. Thwaites

Christian W. Thwaites,
President & Chief
Executive Officer

Date: February 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian W. Thwaites

Christian W. Thwaites,
President & Chief
Executive Officer

By: /s/ John Birch

John Birch,
Chief Financial Officer

Date: February 1, 2010